As filed with the Securities and Exchange Commission on December 5, 2025

1933 Act Registration No. 333-287783

1940 Act Registration No. 811-24095

United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-2

Registration Statement Under the Securities Act of 1933	☒
Pre-Effective Amendment No. 2	☒
Post-Effective Amendment No. __	☐

and/or

Registration Statement Under the Investment Company Act of 1940	☒
Amendment No. 2	☒

TCG STRATEGIC INCOME FUND

525 Okeechobee Blvd., Suite 1650

West Palm Beach, Florida 33401

(561) 530-3313

(Registrant’s Exact Name, Address and Telephone Number)

Gabriel Katz

525 Okeechobee Blvd., Suite 1650

West Palm Beach, Florida 33401

(561) 530-3313

(Name and Address of Agent for Service)

Copies to:

Kelly Carr, Esq. Chapman and Cutler LLP 320 South Canal Street Chicago, Illinois 60606	Walter L. Draney, Esq. Chapman and Cutler LLP 320 South Canal Street Chicago, Illinois 60606

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c) of the Securities Act

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ___

☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ___

☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ___

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Contents of Registration Statement

This Registration Statement comprises the following papers and contents:

The Facing Sheet

Part A – Prospectus for TCG Strategic Income Fund

Part B – Statement of Additional Information for TCG Strategic Income Fund

Part C – Other Information

Signatures

Index to Exhibits

Exhibits

The information in this preliminary Prospectus is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION

Preliminary Prospectus Dated December 5, 2025

PROSPECTUS

TCG STRATEGIC INCOME FUND

CLASS I SHARES

CLASS A-1 SHARES

CLASS A-2 SHARES

SHARES OF BENEFICIAL INTEREST

TCG Strategic Income Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund continuously offers its shares of beneficial interest (“Shares”) and operates as an interval fund. The purchase price per share for each class of Shares equals the Fund’s daily net asset value (“NAV”) per share plus any applicable sales load.

The Fund operates under a Second Amended and Restated Agreement and Declaration of Trust dated December 3, 2025 (the “Declaration of Trust”). The Fund intends to elect to be treated, and to qualify annually, as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

This prospectus (the “Prospectus”) applies to the offering of three classes of Shares, designated as Class I (“Class I Shares”), Class A-1 (“Class A-1 Shares”) and Class A-2 (“Class A-2 Shares”). We may offer additional classes of Shares in the future.

Throughout the Prospectus, we refer to TCG Strategic Income Fund as the “Fund,” “we,” “us” or “our.”

Investment Objectives. The Fund’s investment objectives are to provide attractive risk-adjusted returns and current income. There can be no assurance that the Fund will achieve its investment objectives.

Principal Investment Strategies. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in investments that are expected to (i) make regular distributions, dividends or interest payments or (ii) generate returns primarily from income.

For a further discussion of the Fund’s principal investment strategies, see “Investment Objective, Opportunities and Strategies.”

Interval Fund/Repurchase Offers. The Fund is an “interval fund,” a type of closed-end fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV per share. Subject to applicable law and approval of the Board of Trustees (the “Board,” and each of the trustees on the Board, a “Trustee”), for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at NAV, which is the minimum amount permitted. The Fund expects the first repurchase offer to be issued in the second full calendar quarter after the date that the Fund’s registration statement becomes effective.

When a quarterly repurchase offer commences, written notification of the repurchase offer (the “Repurchase Offer Notice”) will be sent to holders of Shares (“Shareholders”) at least 21 calendar days before the repurchase request deadline (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”); however, the Fund will seek to provide such written notification earlier but no more than 42 calendar days before the Repurchase Request Deadline. The NAV will be calculated no later than the 14th calendar day (or the next business day if the 14th calendar day is not a business day) after the Repurchase Request Deadline (the “Repurchase Pricing Date”). The Fund expects to distribute payment to Shareholders between one to three business days after the Repurchase Pricing Date and will distribute such payment no later than seven calendar days after such date. See “Share Repurchase Program.”

Investment Risks. Investors should carefully consider the Fund’s risks and investment objectives, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. Investing in our Shares involves a high degree of risk. Investing in the Fund may result in a loss of some or all of the amount invested. Before buying any of the Shares, you should carefully consider the information mentioned below together with all of the other information contained in this Prospectus, including the discussion of the “Principal Risks of the Fund” beginning on page 25 of this Prospectus.

●	The Fund has limited operating history.

●	There is no assurance that the Fund will achieve its investment objectives.

●	Unlike many closed-end funds, the Shares are not listed for trading on any national securities exchange and the Fund does not currently intend to list its Shares for trading on any national securities exchange. Accordingly, there is currently no secondary market for the Shares and the Fund does not expect a secondary market to develop.

●	An investment in the Fund is not suitable for investors who need certainty about their ability to access all of the money they invest in the short term.

●	Even though the Fund makes quarterly repurchase offers for its outstanding Shares (currently intended to be for 5% of its outstanding Shares per quarter), investors should consider Shares of the Fund to be an illiquid investment.

●	The Fund may utilize leverage and may utilize leverage to the maximum extent permitted by law for investment and other general corporate purposes, which will magnify the potential for loss on amounts invested in the Fund. See “Principal Risks of the Fund.”

●	The Fund may invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value. See “Principal Risks of the Fund.”

●	An investor will pay a sales load of up to 3.00% on Class A-2 Shares. If you pay the maximum aggregate costs for sales load, you must experience a total return on your net investment of 3.09% for Class A-2 Shares in order to recover these expenses.

●	There is no assurance that the Fund will be able to maintain a certain level of, or at any particular time make any, distributions to Shareholders.

●	The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds, borrowings, and other amounts that are subject to repayment. Distributions may constitute a return of capital and reduce the amount of capital available to us for investment.

Securities Offered. The Fund engages in a continuous offering of shares of beneficial interest of the Fund. The Fund has registered under the 1940 Act and the Securities Act of 1933 (the “Securities Act”) and is authorized as a Delaware statutory trust to issue an unlimited number of shares. The Fund is offering, through its principal underwriter, Foreside Financial Services, LLC (the “Distributor”), under the terms of this Prospectus, an unlimited amount of shares of beneficial interest, at the NAV per share plus any applicable sales load. The minimum initial investment for Class I Shares is $1 million per account, except that the minimum investment may be higher or lower for certain financial firms that submit orders on behalf of their customers, the Trustees and certain employees and their extended family members of TCG Strategic Income Advisor LLC (the “Adviser”) and its affiliates. There is no minimum subsequent investment amount. The minimum initial investment for Class A-1 Shares and Class A-2 Shares is $2,500 per account, except that the minimum investment may be higher or lower for certain financial firms that submit orders on behalf of their customers, the Trustees and certain employees and their extended family members of the Adviser and its affiliates. The minimum subsequent investment amount for Class A-1 Shares and Class A-2 Shares is $100, except for purchases made pursuant to the Fund’s DRIP or as otherwise permitted by the Fund. The Fund will reserve the right to waive investment minimums. The Distributor is not required to offer any specific number or dollar amount of the Fund’s Shares, but it will use commercially reasonable efforts to offer the shares. See “Plan of Distribution.”

	Per Class I Share	Per Class A-1 Share	Per Class A-2 Share	Total
Public Offering Price(1)	Current NAV	Current NAV	Current NAV, plus applicable Sales Load	Unlimited
Sales Load(2)	None	None	3.00%(3)	Up to 3.00%
Proceeds to the Fund Before Expenses(4)	Current NAV	Current NAV	Current NAV	Unlimited

(1)	Each class of our Shares will be issued on a daily basis at a price per share equal to the NAV per share for such class plus any applicable sales load. The initial NAV per share for each class of our Shares will be $10.00.
(2)	Investors purchasing Class A-2 Shares may be charged a sales load of up to 3.00% of the investment amount. The table assumes the maximum sales load is charged. For some investors, the sales load may be waived or reduced. The full amount of sales load may be reallowed to brokers or dealers participating in the offering. While the Fund does not impose an initial sales load on Class I Shares and Class A-1 Shares, investors purchasing Class I Shares and Class A-1 Shares through a financial intermediary could be required to pay transaction or other fees in such amounts as their financial intermediary may determine. Class A-1 Shares and Class A-2 Shares will also pay a Distribution and Shareholder Service Fee to the Distributor at an annual rate of 0.50% for each of Class A-1 Shares and Class A-2 Shares, based on the aggregate net assets of the Fund attributable to such class, to be calculated as of the beginning of the first calendar day of each applicable month, and payable monthly in arrears. Class I Shares are not subject to a Distribution and Shareholder Service Fee. Please see “Plan of Distribution” for more details.
(3)	Although the Fund is permitted to charge a maximum sales charge of 3.00%, the Fund has elected to currently charge a maximum sales charge of 2.00%. See “Plan of Distribution – Sales Load Waiver – Class A-2 Shares” for more information on sales charge waivers and discounts.
(4)	Assumes that all Shares currently registered are sold in the continuous offering and the maximum sales load is charged. The proceeds may differ from that shown if additional Shares are registered. The Fund bears certain ongoing offering costs associated with the Fund’s continuous offering of Shares.

This Prospectus sets forth concisely the information you should know before investing in the Fund. Please read this Prospectus before investing and keep it for future reference. Additional information about the Fund, including a statement of additional information about the Fund, dated [_______] (the “SAI”), has been filed with the Securities Exchange Commission (the “SEC”) and is incorporated by reference in its entirety into this Prospectus. The SAI and the Fund’s annual and semi-annual reports and other information filed with the SEC is available free of charge by contacting us at 525 Okeechobee Blvd., Suite 1650, West Palm Beach, Florida 33401, calling us at [toll-free number] or visiting our corporate website located at https://tcgsx.com/. In addition, the contact information provided above may be used to request additional information about the Fund and to make Shareholder inquiries. Information on our website is not incorporated into or a part of this Prospectus. The SEC also maintains a website at www.sec.gov that contains this information.

Shares are not deposits or obligations of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and Shares are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System or any other government agency.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined that this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this Prospectus is [_______], 2025.

i

SUMMARY OF TERMS

This is only a summary and does not contain all of the information that a prospective investor should consider before investing in the TCG Strategic Income Fund (the “Fund”). Before investing, a prospective investor in the Fund should carefully read the more detailed information appearing elsewhere in this Prospectus and the Statement of Additional Information.

THE FUND

The Fund is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund is operated as an “interval fund” (as defined below). An investment in the Fund may not be appropriate for all investors.

The Fund intends to offer three separate classes of common shares of beneficial interest (“Shares”), designated as Class I Shares, Class A-1 Shares and Class A-2 Shares, each of which classes will be offered by the same Prospectus. Certain classes of Shares will be subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. See “Share Classes.”

THE ADVISER	TCG Strategic Income Advisor LLC (the “Adviser”) serves as the Fund’s investment adviser. The Adviser is newly formed and registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is an affiliate of Tannenbaum Capital Group (“TCG”), a group of affiliated advisers. See “Management of the Fund.”

INVESTMENT OBJECTIVES

The Fund’s investment objectives are to provide attractive risk-adjusted returns and current income.

There can be no assurance that the Fund will achieve its investment objectives, and you could lose all of your investment in the Fund. The Fund’s investment objectives are non-fundamental and may be changed by a vote of the Fund’s Board of Trustees (the “Board”), without approval of the holders of Shares (“Shareholders”), upon 60 days’ prior written notice to Shareholders. Fundamental investment restrictions contained in the Statement of Additional Information may not be changed without Shareholder approval.

INVESTMENT OPPORTUNITIES AND STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in investments that are expected to (i) make regular distributions, dividends or interest payments or (ii) generate returns primarily from income.

The Fund will seek to deliver stable current income with a measure of security for investors’ capital.

The Fund seeks to achieve its investment objectives, under normal market conditions, by opportunistically allocating its assets across credit strategies, with a primary focus on: (1) private credit (which includes directly originated asset-based lending, directly originated first-lien, second-lien and unitranche senior loans to lower middle-market companies, as well as corporate mezzanine debt and preferred equity) and (2) liquid credit (including publicly traded high yield bonds, first- and second-lien secured bank loans, hybrid instruments, and structured credit (e.g., collateralized loan obligation (“CLO”) mezzanine debt)).

The Fund’s private credit portfolio will be primarily composed of privately originated debt collateralized by financial or physical assets, such as infrastructure, real estate, commercial finance (including equipment and aircraft leasing), royalty finance, receivables, and/or other tangible or intangible assets or issued to companies, which the Adviser assesses to have sufficient cash flow and/or enterprise value coverage. Loan interests held by the Fund may take the form of (i) direct interests acquired during a primary distribution or other purchase of a loan, (ii) loans originated by the Fund or (iii) assignment of, novation of or participation in all or a portion of a loan acquired in secondary markets. Investments by the Fund may include credit strategies that have fixed or floating coupon, assets with fixed lease payments, or other income producing assets.

The Adviser’s bottom-up, flexible approach is rooted in providing investors with access to a broad set of credit products. This opportunistic approach allows the Fund to be nimble in responding quickly to market opportunities, sector-specific trends, and macroeconomic shifts. The flexibility to invest across asset-protected credit sectors positions the Fund to preserve capital and generate income throughout various phases of the market cycle. Our dynamic approach to identifying relative value enables the Fund to pursue opportunities in areas with less competition and favorable risk adjusted returns.

PORTFOLIO COMPOSITION

The Fund’s portfolio is principally composed of the following investment types:

Private Credit: Private credit strategies focus on providing tailored lending solutions to businesses, which may be secured by financial or physical assets. These investments may include asset-based loans or direct lending arrangements, structured to offer varying levels of seniority and security, as well as assets with stated contractual interest payments or rate of return, assets with fixed lease payments, or other income producing assets. By targeting opportunities such as senior secured, first lien, second lien, mezzanine debt, or structured equity, private credit seeks to deliver attractive risk-adjusted returns. This may include, but is not limited to, such opportunities as listed below:

●

Direct Lending: Loans directly to businesses, covered by the enterprise value of middle market companies underwritten on a cash flow basis, sometimes with equity components.

●

Asset-Based Credit: Debt or structured equity collateralized by assets and underwritten to asset value, rather than cash flow. Collateral may include hard assets and/or financial assets such as inventory and receivables.

●

Real Estate Debt: Loans directly or indirectly backed by real estate.

●

Participation in Leasing Obligations (Aircraft, Equipment, Other): Investments in entities that own or hold leasing obligations for commoditized equipment or mission critical assets with credit-like cash flow characteristics, or debt investments collateralized by such leasing obligations over a defined term.

●

Royalties Financing: Investments in entities holding intellectual property rights with credit-like cash flow characteristics or debt investments in companies collateralized by intellectual property rights.

Liquid Credit: We typically refer to an investment as liquid if the investment is, or we expect it to be, actively traded (with a typical settlement period of one month with respect to broadly syndicated loans). This segment is designed to maximize income, liquidity, and risk-adjusted returns, allowing the Fund to pivot to attractive market segments as conditions change as well as meet the Fund’s repurchase obligations. This may include, but is not limited to, such opportunities as listed below:

●

Bonds and Loans: Focus on high yield corporate bonds and leveraged loans. High yield bonds, also known as “junk bonds,” are issued by companies with non-investment grade ratings and therefore offer higher yields to compensate investors for the increased credit risk.

●

Hybrid Instruments: Investments in preferred stocks and convertible bonds, offering a blend of fixed income and equity characteristics for diversification and income.

●

Structured Credit (CLO mezzanine debt): Typically, highly levered investments in lower risk credit collateral.

Other Investments: The Fund may, from time to time, allocate assets to other investment opportunities as deemed appropriate by the Adviser, subject to the Fund’s investment objectives and policies. Holdings can include dividend-paying equities, equity investments providing exposure to real assets, aircraft leasing obligations and/or royalty financing, warrants, or rights acquired in connection with credit transactions. The Fund may also invest in debt securities issued or guaranteed by the U.S. Government and money market funds that invest in short-term, high-quality debt instruments. The Fund also may purchase minority or preferred equity stakes in private companies. The Fund is also permitted to hold illiquid, unregistered, or restricted securities.

Temporary Investments: The Fund may also invest temporarily in money market instruments, U.S. government securities, repurchase agreements, bank obligations and commercial paper, as well as cash, cash equivalents or high quality short-term fixed income and other securities, which the Fund expects will have returns substantially lower than the returns that the Fund anticipates earning from the Fund’s targeted investments.

Other Investment Considerations: Through the Fund’s private credit and liquid credit strategies, the Fund expects to focus on investments in the U.S. but may also invest in a number of different countries. The Fund has no minimum or maximum limit on the amount of assets that may be invested in non-U.S. securities or investments, including credit investments issued by emerging market issuers, yet it anticipates it will have a majority of investments in the U.S. The Fund may invest in debt instruments that are unrated or carry a rating from a nationally recognized statistical rating organization below investment grade (rated lower than Baa3 by Moody’s Investors Service, Inc. or lower than BBB- by Standard & Poor’s Ratings) through its liquid credit strategy. The Fund’s investments in loans may include “covenant-lite” loans, which means the loans lack certain financial maintenance requirements.

Like the Fund’s investment objective, the Fund’s 80% investment policy is non-fundamental and may be changed by the Board, without Shareholder approval, upon 60 days’ prior written notice to Shareholders.

See “Investment Objectives, Opportunities and Strategies” for more information.

LEVERAGE

In pursuing its investment objective, the Fund may seek to enhance returns through the use of leverage. The Fund may borrow money in connection with its investment activities, to satisfy repurchase requests from Shareholders and to otherwise provide the Fund with liquidity. The Fund may utilize leverage through borrowings, including obtaining loans from certain financial institutions and the issuance of debt securities.

Subject to prevailing market conditions, the Fund may add financial leverage if, immediately after such borrowing, it would have asset coverage (as defined in the 1940 Act) of 300% or more (for leverage obtained through debt) or 200% or more (for leverage obtained through preferred stock).

The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment.

The use of leverage involves increased risk, including increased variability of the Fund’s net income, distributions and net asset value (“NAV”) in relation to market changes. Leverage increases the volatility of investments by magnifying the potential for gain and loss on amounts invested, therefore increasing the risks associated with investing in our securities. The Fund’s leverage strategy may not work as planned or achieve its goal. All leverage expenses of the Fund will be borne solely by Shareholders. See “Principal Risks of the Fund.”

BOARD OF TRUSTEES	The Board of the Fund, including a majority of the members of the Board (each, a “Trustee”) that are not “interested persons” (as defined in the 1940 Act) of the Fund or the Adviser (collectively, the “Independent Trustees”), oversees and monitors the Fund’s management and operations. See “Management of the Fund.”

ADVISORY FEES

Pursuant to the investment advisory agreement (the “Investment Advisory Agreement”), by and between the Fund and the Adviser, and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a base advisory fee (the “Advisory Fee”).

The Advisory Fee is accrued daily and payable monthly in arrears at the annual rate of 1.75% of the Fund’s average daily net assets.

Pursuant to the advisory fee waiver agreement (the “Advisory Fee Waiver Agreement”), by and between the Fund and the Adviser, the Adviser has contractually agreed to waive a portion of its Advisory Fee such that the Advisory Fee shall not exceed an amount equal to the annual rate of 0.95% of the Fund’s average daily net assets (the “Advisory Fee Waiver”). This agreement will remain in place until January 31, 2027 and may be terminated (i) at any time by the Board upon 60 days’ prior written notice to the Adviser; or (ii) by Adviser at the annual expiration date of the agreement upon 60 days’ prior written notice to the Fund, in each case without payment of any penalty. The Advisory Fee Waiver Agreement will not provide for recoupment of waived expenses.

The Adviser is obligated to pay expenses associated with providing the investment services stated in the Investment Advisory Agreement. The Fund will bear the costs, for the fair and equitable allocable share paid to non-investment personnel of the Adviser and/or its affiliates, as applicable, being as reasonably determined by the Adviser to appropriately reflect the amount of time spent devoted by such personnel to the Fund’s non-advisory affairs.

The Board will periodically review the Investment Advisory Agreement to determine, among other things, whether the fees payable under such agreement are reasonable in light of the services provided. See “Management of the Fund.”

FUND EXPENSES

The Fund pays all expenses attributable to its operations not expressly assumed by the Adviser in the Investment Advisory Agreement, including any applicable distribution and shareholder service fee.

In addition to the Advisory Fee Waiver described above, the Adviser and the Fund have entered into an Expense Limitation Agreement under which the Adviser has agreed, until at least January 31, 2027 to (i) waive its advisory fees and/or (ii) pay or absorb the ordinary operating expenses of the Fund and the initial organizational and offering expenses of the Fund (excluding expenses directly related to the costs of making investments, including interest and structuring costs for borrowings and line(s) of credit, taxes, dividends, amortization/accretion and interest on securities sold short, brokerage commissions, acquired fund fees and expenses (if any), distribution and shareholder service fees, expenses related to litigation and potential litigation and extraordinary expenses), to the extent necessary to ensure that total annual fund operating expenses do not exceed 2.50% per annum of the Fund’s average daily net assets attributable to each of Class I Shares, Class A-1 Shares and Class A-2 Shares. The Expense Limitation Agreement may be terminated (i) at any time by the Board upon 60 days’ prior written notice to the Adviser, or (ii) by the Adviser at the annual expiration date of the agreement upon 60 days’ prior written notice to the Fund. The Expense Limitation Agreement does not provide for the recoupment of expenses waived, paid or reimbursed pursuant the agreement.

Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 18f-3 as a condition of an exemptive order under the 1940 Act which permits it, among other things, to have a multi-class structure and to operate a Distribution and Service Plan with respect to Class A-1 Shares and Class A-2 Shares in compliance with Rule 12b-1 under the 1940 Act. Under the Distribution and Service Plan, the Fund is permitted to pay as compensation to the Distributor (as defined below) or other qualified recipient at an annual rate of 0.50% for each of Class A-1 Shares and Class A-2 Shares, based on the aggregate net assets of the Fund attributable to such class (the “Distribution and Shareholder Service Fee”). Class I Shares are not subject to the Distribution and Shareholder Service Fee. See “Plan of Distribution.”

ADMINISTRATIVE SERVICES	Pursuant to an Administrative Services Agreement, the Adviser furnishes the Fund with administrative services necessary for the operation of the Fund, including office facilities, equipment, clerical, bookkeeping, compliance, and record keeping services, oversight of Fund service providers (including the Administrator), assistance in accounting, investor relations, legal, compliance, operations, assistance in the preparation and maintenance of the required financial records and reports to Shareholders and reports filed with the SEC, assistance in the preparation and filing of registration statements (including any amendments thereto), notice of repurchase offers and any other required filings with the SEC, and such other services as the Adviser, subject to review by the Board, shall from time to time determine to be necessary or useful to perform its obligations under the Administrative Services Agreement. There is no separate fee paid in connection with the services provided, however the Fund will reimburse the Adviser for the Fund’s allocable portion of certain expenses incurred by the Adviser in performing its obligations under Administrative Services Agreement.

ADMINISTRATOR	Pursuant to an Administration and Fund Accounting Agreement entered into between the Fund and UMB Fund Services, Inc. (the “Administrator”), the Administrator will furnish the Fund with clerical, bookkeeping and record keeping services. The Administrator will also perform, or oversee the performance of, certain of the Fund’s required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, being responsible for the financial records that the Fund is required to maintain and preparing reports to the Shareholders and reports filed with the SEC. In addition, the Administrator will generally oversee the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others.

DISTRIBUTIONS

The Fund’s distribution policy is to make monthly distributions to Shareholders. The Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. A return of capital to Shareholders is a return of a portion of their original investment in the Fund, thereby reducing the tax basis of their investment. As a result of such reduction in tax basis, Shareholders may be subject to tax in connection with the sale of Fund Shares, even if such Shares are sold at a loss relative to the Shareholder’s original investment. The Board reserves the right to change the distribution policy from time to time. See “Distributions.”

DIVIDEND REINVESTMENT PLAN

The Fund will operate under a dividend reinvestment plan (“DRIP”) administered by the Transfer Agent (as defined below) (the “Plan Administrator”). Pursuant to the DRIP, the Fund’s income dividends or capital gains or other distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of Shares of the Fund.

Shareholders will automatically participate in the DRIP, unless and until an election is made to withdraw from the plan on behalf of such participating Shareholder. A Shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRIP by written instructions to that effect to the Plan Administrator. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by the Plan Administrator by the Repurchase Request Deadline (as defined below) or the Shareholder will receive such distribution in Shares through the DRIP. Under the DRIP, the Fund’s distributions to Shareholders are reinvested in full and fractional Shares. See “Distributions.”

PURCHASES OF SHARES

The Shares will be offered on a continuous basis at an offering price equal to the then-current NAV per Share plus any applicable sales load. Each class of Shares may have a different NAV per Share because distribution and shareholder service fees differ with respect to each class. Shares generally are offered for purchase on any day the New York Stock Exchange (“NYSE”) is open for business (each, a “Business Day”), except that Shares may be offered more or less frequently as determined by the Fund in its sole discretion. Each investor whose subscription for Shares is accepted by the Fund or its designee and is issued Shares will become a Shareholder of the Fund.

The minimum initial investment for Class I Shares is $1 million per account, except that the minimum investment may be higher or lower for certain financial firms that submit orders on behalf of their customers, the Trustees and certain employees and their extended family members of the Adviser and its affiliates. There is no minimum subsequent investment amount.

The minimum initial investment for Class A-1 Shares and Class A-2 Shares is $2,500 per account, except that the minimum investment may be higher or lower for certain financial firms that submit orders on behalf of their customers, the Trustees and certain employees and their extended family members of the Adviser and its affiliates. The minimum subsequent investment amount for Class A-1 Shares and Class A-2 Shares is $100, except for purchases made pursuant to the Fund’s DRIP or as otherwise permitted by the Fund. See “Plan of Distribution.”

The Fund will reserve the right to waive investment minimums.

Investors purchasing Class A-2 Shares may be charged a sales load of up to 3.00% of the investment amount. Although the Fund is permitted to charge a maximum sales charge of 3.00%, the Fund has elected to currently charge a maximum sales charge of 2.00%. For some investors, the sales load may be waived or reduced. Please see “Plan of Distribution” for more details.

PLAN OF DISTRIBUTION

Foreside Financial Services, LLC (the “Distributor”), will serve as the Fund’s principal underwriter and will act as the Distributor of the Shares on a commercially reasonable efforts basis, subject to various conditions. The Shares will be offered through the Distributor at NAV plus any applicable sales load. The Distributor also may enter into selling agreements with other broker dealers for the distribution of the Shares.

The Distributor will not be required to offer any specific number or dollar amount of the Shares but will use commercially reasonable efforts to offer the Shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market maker in Fund Shares.

The Adviser or its affiliates, in the Adviser’s discretion and from its own resources, may pay additional compensation to financial intermediaries and their agents that are authorized to buy and sell Shares of the Fund (collectively, “Financial Intermediaries”) in connection with the sale of Fund Shares (the “Additional Compensation”). In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a broker’s or dealer’s registered representatives, placement on a list of investment options offered by a broker or dealer, or the ability to assist in training and educating the broker’s or dealer’s registered representatives. The Additional Compensation may differ among brokers or dealers in amount or in the amount of calculation. Payments of Additional Compensation may be fixed dollar amounts or, based on the aggregate value of outstanding Shares held by Shareholders introduced by the broker or dealer, or determined in some other manner. The receipt of Additional Compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.

ERISA PLANS AND OTHER TAX-EXEMPT ENTITIES	Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other tax-exempt entities, including employee benefit plans, individual retirement accounts, 401(k) plans and Keogh plans, may purchase Shares. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of the ERISA plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. Thus, neither the Fund nor the Adviser will be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA plan that becomes a Shareholder, solely as a result of the ERISA plan’s investment in the Fund. See “ERISA Considerations.”

CO-INVESTMENT

The 1940 Act imposes limits on certain privately negotiated co-investments with affiliates of the Fund. The Adviser and the Fund have applied for an exemptive order from the SEC that would expand the Fund’s ability to co-invest alongside other funds (including private funds) managed by the Adviser or its affiliates in privately negotiated portfolio investments. The co-investment exemptive order will contain certain conditions that limit or restrict the Fund’s ability to participate in such investment opportunities. In such cases, the Fund may participate in an investment to a lesser extent or, under certain circumstances, may not participate in the investment. There can be no assurance that the co-investment exemptive order will be granted. Unless and until the Fund receives such co-investment exemptive order from the SEC, the Fund will only invest in co-investment opportunities where the transaction is permitted under existing regulatory guidance, such as transactions in which price is the only negotiated term. Ultimately, if the co-investment exemptive order is not granted, the Fund may not be able to obtain the Fund’s desired exposure to certain credit strategies, which could impact the Fund’s ability to achieve its investment objectives.

UNLISTED CLOSED-END INTERVAL FUND STRUCTURE

The Fund has been organized as a continuously offered, non-diversified closed-end management investment company that is operated as an interval fund. Closed-end funds differ from open-end funds (commonly known as mutual funds) in that investors in closed-end funds do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment. To provide some liquidity to Shareholders, the Fund is structured as an “interval fund” and conducts quarterly repurchase offers for a limited amount of the Shares (at least 5%).

The Fund believes that a closed-end structure is most appropriate for the long-term nature of the Fund’s strategy. The Fund’s NAV per share may be volatile. As the Shares are not traded, investors will not be able to dispose of their investment in the Fund, except through repurchases conducted through the share repurchase program, no matter how the Fund performs.

SHARE CLASSES

The Fund offers three different classes of Shares: Class I Shares, Class A-1 Shares and Class A-2 Shares.

An investment in any Share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions and ongoing fees and expenses for each Share class will be different. If an investor has hired an intermediary and is eligible to invest in more than one class of Shares, the intermediary may help determine which Share class is appropriate for such investor. When selecting a Share class, an investor should consider which Share classes are available to the investor, how much the investor intends to invest, how long the investor expects to own Shares and the total costs and expenses associated with a particular Share class. See “Plan of Distribution.”

Each investor’s financial considerations are different. You should speak with your intermediary to help you decide which Share class is best for you. Not all Financial Intermediaries offer all classes of Shares. If your Financial Intermediary offers more than one class of Shares, you should carefully consider which class of Shares to purchase.

VALUATIONS

The Board has designated the Adviser as the Fund’s valuation designee for purposes of Rule 2a-5 under the 1940 Act. As valuation designee, the Adviser is responsible for the valuation of the Fund’s portfolio investments for which market quotations are not readily available, as determined in good faith pursuant to the Adviser’s and the Fund’s valuation policies and consistently applied valuation processes. The Fund may use the fair value of a security as determined by the valuation designee in accordance with procedures approved by the Board if market quotations are unavailable or deemed unreliable or if events occurring after the close of a securities market and before the Fund values its assets would materially affect NAV. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. The fair value assigned to a security may not represent the value that the Fund could obtain if it were to sell the security.

The Fund determines NAV per share in accordance with the methodology described in the Adviser’s and the Fund’s valuation policies and procedures. Valuations of Fund investments are disclosed in reports publicly filed with the SEC. See “Determination of Net Asset Value.”

The Fund will calculate the NAV of each class of its Shares on a daily basis. In addition, the Fund intends to publicly report the NAV per share of each class of the Fund on its website on a daily basis. For information on the Fund’s daily NAV, an investor is encouraged to call the Fund toll-free at [toll-free number]. The Adviser will provide the Board with periodic reports, no less than quarterly, that discuss, among other things, the fair valuation of the Fund’s assets, as applicable. As the Fund’s valuation designee, the Adviser, subject to the Board’s oversight, will be responsible for the accuracy, reliability or completeness of any market or fair market valuation determinations made with respect to the Fund’s assets.

CONFLICTS OF INTEREST

The Adviser and its affiliates may manage other investment vehicles that have investment objectives that compete or overlap with the Fund. Such investment vehicles have invested, and may in the future from time to time invest in, the same investments as the Fund as well as the Fund’s target asset classes. Consequently, the Fund and these other investment vehicles may from time to time pursue the same or similar loan opportunities. Accordingly, the Fund may not be given the opportunity to participate in certain investments made by investment funds managed by the Adviser or its affiliates. The Adviser and its affiliates have adopted joint allocation procedures that are intended to treat each investment vehicle in a manner that, over time, is fair and equitable.

By reason of the various activities of the Adviser and its affiliates, the Adviser and such affiliates may acquire confidential or material non-public information or otherwise be restricted from purchasing certain potential Fund investments that otherwise might have been purchased or be restricted from selling certain Fund investments that might otherwise have been sold at the time.

Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars,” if any). See “Conflicts of Interest.”

SHARE REPURCHASE PROGRAM

The Shares will not be listed on a public exchange at this time. No secondary market is expected to develop for the Shares.

The Fund is an “interval fund,” a type of fund which, to provide some liquidity to Shareholders, makes quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below).

The Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without Shareholder approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of its Shares at NAV on a regular schedule. Although the policy permits repurchases of between 5% and 25% of the Fund’s outstanding Shares, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at NAV, subject to approval of the Board. The schedule requires the Fund to make repurchase offers every three months. The Fund expects the first repurchase offer to be issued in the second full calendar quarter after the date that the Fund’s registration statement becomes effective.

Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) will be sent to Shareholders at least 21 calendar days before the repurchase request deadline (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”); however, the Fund will seek to provide such written notification earlier but no more than 42 calendar days before the Repurchase Request Deadline. The NAV will be calculated no later than the 14th calendar day (or the next business day if the 14th calendar day is not a business day) after the Repurchase Request Deadline (the “Repurchase Pricing Date”). The Fund expects to distribute payment to Shareholders between one to three business days after the Repurchase Pricing Date and will distribute such payment no later than seven calendar days after such date.

The Fund may impose a repurchase fee of up to 1.00% on Shares that are accepted for repurchase by the Fund and have been held by the investor for less than one year. The Fund has elected not to impose the repurchase fee on repurchases of Shares acquired through the reinvestment of distributions or submitted pursuant to an auto-rebalancing mechanism of a shareholder account, or in cases of redemptions pursuant to death, qualifying disability (as such term is defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”)) or divorce.

The Shares will not be listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, a Shareholder may not be able to sell Shares when and/or in the amount that the Shareholder desires. Thus, the Shares are appropriate only as a long-term investment. If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks. See “Principal Risks of the Fund-Repurchase Offers Risks.”

SUMMARY OF TAXATION	The Fund intends to elect to be treated for U.S. federal income tax purposes, and intends to qualify in each taxable year, as a regulated investment company (“RIC”) under Subchapter M of the Code. As a RIC, the Fund generally will not be subject to corporate-level U.S. federal income taxes on its “investment company taxable income” or net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes (or is deemed to distribute, including amounts that are reinvested pursuant to the DRIP, as described below) as dividends for U.S. federal income tax purposes to Shareholders. To qualify for and maintain its treatment as a RIC for U.S. federal income tax purposes, the Fund will be required to meet certain specified source-of-income and asset diversification requirements and is required make distributions at least equal to 90% of its investment company taxable income and certain other income each tax year to Shareholders. See “Tax Aspects.”

FISCAL YEAR	For accounting purposes, the Fund’s fiscal year expects to be the 12-month period ending on September 30.

REPORTS TO SHAREHOLDERS	As soon as practicable after the end of each calendar year, a statement identifying the sources of the distributions paid by the Fund to Shareholders for tax purposes will be furnished to Shareholders subject to Internal Revenue Service reporting. In addition, the Fund will prepare and transmit to Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

RISK FACTORS

The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment. An investment in the Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives.

Investing in the Fund involves risks, including the risk that a Shareholder may receive little or no return on their investment or that a Shareholder may lose part or all of their investment. Below is a summary of the principal risks of investing in the Fund. Shareholders should consider carefully the following principal risks before investing in the Fund:

●

All investments expose the Fund to potential loss of capital from issuer-specific issues and broader economic, market, or political events. Past performance and risk-management techniques may not predict future results.

●

Private credit loans and other private investments, including those that are illiquid or highly leveraged, can be hard to value or exit and may require the Fund to liquidate positions at less than favorable prices to avoid concentrating the Fund’s exposure in specific industries, increasing loss potential.

●

Shifts in interest rates, inflation, geopolitical events, pandemics, and policy changes can cause volatility, impair portfolio values, and disrupt liquidity, adversely affecting the Fund’s performance and can increase borrowing costs, potentially reducing the Fund’s distributable income.

●

Issuers or borrowers may be unable to make scheduled payments, and collateral values may prove insufficient, leading to losses for the Fund.

●

Widening credit spreads quickly reduce the market value and liquidity of below-investment-grade and unrated securities, negatively impacting the Fund.

●

Loan investments, whether primary, secondary, or synthetic, are subject to credit, liquidity, and structural risks that can diminish returns.

●

Although secured by collateral, senior loans may suffer from deteriorating collateral values, lien challenges, or unexpected prepayments, limiting income.

●

Subordinated positions absorb losses before senior debt, tend to be more volatile and illiquid, and carry a higher risk of principal loss.

●

Typically unsecured and junior in priority, mezzanine investments face heightened default and illiquidity risks, with limited covenants to protect lenders.

●

To the extent the Fund originates loans, the Fund may be subject to greater levels of credit risk, call risk, settlement risk, risk of subordination to other creditors, insufficient or lack of protection under federal securities laws and liquidity risk.

●

Participation and assignment structures in loans may limit the Fund’s creditor rights, create settlement delays, and expose the Fund to additional counterparty and operational risks.

●

Distressed or defaulted issuers, including those that do not perform under their loan agreements, present elevated credit, valuation, and liquidity challenges that may lead to total loss of capital.

●

Asset-backed securities are vulnerable to prepayments, credit events, interest-rate shifts, and structural complexities that can impair cash flows and valuations.

●

Collateralized loan obligations entail underlying loan performance, tranche subordination, regulatory, and market volatility risks that can materially affect returns.

●

Packaging loans into securitizations may create structural, legal, and market risks, and the Fund bears residual exposure until securities are sold.

●

Mortgage-backed securities face credit, prepayment, and valuation risks tied to property market conditions, loan terms, and borrower behavior.

●

Receivables-backed financings depend on originator quality, fraud controls, and obligor creditworthiness, with uncertain collateral recovery.

●

Revenue streams from royalties, including commodities, entertainment, or healthcare royalties, can fluctuate with market demand, regulation, and third-party performance.

●

Lessee defaults in equipment leases can trigger costly repossessions and disrupt cash flow, reducing investment returns.

●

Aircraft-backed investments are subject to cyclical demand, regulatory changes, and technical or maintenance issues that can depress values.

●

Equity and equity-linked positions can be highly volatile, may lose value, and may not offset losses in the debt portfolio.

●

Preferred shares rank below debt, may be callable, and can suspend dividends, leading to price declines and income interruption.

●

The Fund’s Shares are not exchange-traded and lack daily liquidity, so investors may not readily exit their positions except through periodic repurchases.

●

To meet repurchase obligations, the Fund must hold liquid assets, which may limit investment flexibility and performance, especially in stressed markets.

●

The Fund’s quarterly repurchase programs can force the Fund to hold extra liquidity or sell assets quickly, potentially diluting performance and increasing expenses.

●

Leverage magnifies sensitivity to economic downturns and rising rates, heightening default risk and potential losses.

●

The Fund’s distribution amounts and frequency depend on earnings and Board discretion; they may fluctuate or decline, and returns of capital may occur.

●

While the principals of the Adviser have the collective expertise and experience in advising investment funds with similar portfolio holdings and investment strategies, these principals do not have a track record for implementing the Fund’s investment strategy in a closed-end fund registered under the 1940 Act.

●

The Fund’s success depends on a small group of investment professionals whose departure could adversely affect performance.

●

Numerous larger, better-capitalized investors vie for the same opportunities, potentially limiting deal flow and driving up prices.

●

Initial delays in the deployment of proceeds in investments in accordance with the Fund’s investment objectives, strategies and policies may prevent the Fund from achieving desired investment results.

●

Affiliations with other funds may lead to competing demands for investments and allocation decisions that disadvantage the Fund.

●

Failures in systems, processes, or third-party services (e.g., custody, administration) can cause financial loss and reputational harm.

For a more complete discussion of the principal risks of investing in the Fund, see “Principal Risks of the Fund.”

SUMMARY OF FEES AND EXPENSES

The following table illustrates the aggregate fees and expenses that the Fund expects to incur and that shareholders can expect to bear directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES	Class I Shares	Class A-1 Shares	Class A-2 Shares
Maximum Sales Load (as a percentage of purchase amount)(1)	None	None	3.00%(2)
Maximum Early Repurchase Fee/Redemption Charges (as a percentage of repurchased amount)(3)	None	None	1.00%
Dividend Reinvestment and Cash Purchase Plan Fees	None	None	None

ANNUAL FUND EXPENSES(4) (as a percentage of average net assets attributable to Shares)	Class I Shares	Class A-1 Shares	Class A-2 Shares
Advisory Fee(5)	1.75%	1.75%	1.75%
Distribution and Shareholder Service Fee(6)	N/A	0.50%	0.50%
Fees and Interest Payments on Borrowed Funds(7)(8)	2.63%	2.63%	2.63%
Other Expenses(7)(9)	1.05%	1.05%	1.05%
Total Annual Fund Expenses	5.43%	5.93%	5.93%
Advisory Fee Waiver and/or Expense Limitation Agreement(5)(10)	(0.80)%	(0.80)%	(0.80)%
Total Annual Fund Expenses (after Advisory Fee Waiver and/or Expense Limitation Agreement)	4.63%	5.13%	5.13%

(1)	Investors purchasing Class A-2 Shares may be charged a sales load of up to 3.00% of the investment amount. The table assumes the maximum sales load is charged. The Fund may, in its discretion, waive all or a portion of the sales load for certain investors. While the Fund does not impose an initial sales load on Class I Shares and Class A-1 Shares, if a Shareholder buys Class I Shares and Class A-1 Shares through certain selling agents or financial intermediaries, such selling agent or financial intermediary may directly charge Shareholders transaction or other fees in such amount as they may determine. See “Plan of Distribution.”
(2)	Although the Fund is permitted to charge a maximum sales charge of 3.00%, the Fund has elected to currently charge a maximum sales charge of 2.00%. See “Plan of Distribution – Sales Load Waiver – Class A-2 Shares” for more information on sales charge waivers and discounts.
(3)	An early repurchase fee of 1.00% on the Class A-2 Shares payable to the Fund will be charged with respect to the repurchase of an investor’s Shares at any time prior to the day immediately preceding the one-year anniversary of an investor’s purchase of the Shares (on a “first in-first out” basis) (“Early Repurchase Fee”). An Early Repurchase Fee payable by an investor may be waived by the Fund, in circumstances where the Board determines that doing so is in the best interests of the Fund and that will not discriminate unfairly against any investor. The Early Repurchase Fee will be retained by the Fund for the benefit of the remaining investors.
(4)	Assumes the Fund raises $137,500,000 in proceeds in the first 12 months resulting in estimated average monthly net assets of approximately $100,000,000.
(5)	The Advisory Fee is accrued daily and payable monthly in arrears at the annual rate of 1.75% of the Fund’s average daily net assets. Pursuant to the advisory fee waiver agreement (the “Advisory Fee Waiver Agreement”), by and between the Fund and the Adviser, the Adviser has contractually agreed to waive a portion of its Advisory Fee such that the Advisory Fee shall not exceed an amount equal to the annual rate of 0.95% of the Fund’s average daily net assets (the “Advisory Fee Waiver”). This agreement will remain in place until January 31, 2027, and may be terminated (i) at any time by the Board upon 60 days’ prior written notice to the Adviser; or (ii) by Adviser at the annual expiration date of the agreement upon 60 days’ prior written notice to the Fund, in each case without payment of any penalty. The Advisory Fee Waiver Agreement will not provide for recoupment of waived expenses.

(6)	The Fund has adopted a distribution and service plan for Class A-1 Shares and Class A-2 Shares (the “Distribution and Service Plan”). Investors may pay a distribution and shareholder service fee at an annual rate of 0.50% for each of Class A-1 Shares and Class A-2 Shares, based on the aggregate net assets of the Fund attributable to such class, to be calculated as of the beginning of the first calendar day of each applicable month, and payable monthly in arrears. Payment of the Distribution and Shareholder Service Fee will be governed by the Distribution and Service Plan for Class A-1 Shares and Class A-2 Shares, which has been adopted by the Fund with respect to Class A-1 Shares and Class A-2 Shares in compliance with Rule 12b-1 under the Investment Company Act. Class I Shares are not subject to any distribution and shareholder service fees. See “Plan of Distribution.”
(7)	Fees and Interest Payments on Borrowed Funds and “Other Expenses” (as defined below) represent estimated amounts for the current fiscal year.
(8)	The Fund may borrow funds to make investments, including before the Fund has fully invested the proceeds of this continuous offering. To the extent that we determine it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by shareholders. The figure in the table assumes that we borrow for investment purposes an amount equal to 27.30% of our weighted average net assets, and that the average annual cost of borrowings, including the amortization of cost associated with obtaining borrowings and unused commitment fees, on the amount borrowed is 7.0%. Our ability to incur leverage depends, in large part, on the availability of financing in the market.
(9)	Other Expenses include professional fees, ongoing offering expenses, and other general and administrative expenses.
(10)	The Adviser and the Fund have entered into an Expense Limitation Agreement under which the Adviser has agreed, until at least January 31, 2027 to (i) waive its advisory fees and/or (ii) pay or absorb the ordinary operating expenses of the Fund and the initial organizational and offering expenses of the Fund (excluding expenses directly related to the costs of making investments, including interest and structuring costs for borrowings and line(s) of credit, taxes, dividends, amortization/accretion and interest on securities sold short, brokerage commissions, acquired fund fees and expenses (if any), distribution and shareholder service fees, expenses related to litigation and potential litigation and extraordinary expenses), to the extent necessary to ensure that total annual fund operating expenses do not exceed 2.50% per annum of the Fund’s average daily net assets attributable to each of Class I Shares, Class A-1 Shares and Class A-2 Shares. The Expense Limitation Agreement may be terminated (i) at any time by the Board upon 60 days’ prior written notice to the Adviser, or (ii) by the Adviser at the annual expiration date of the agreement upon 60 days’ prior written notice to the Fund. The Expense Limitation Agreement will not provide for the recoupment of expenses waived, paid or reimbursed pursuant to this agreement.

Example:

The following example demonstrates the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical investment in Shares. In calculating the following expense amounts, the Fund has assumed its direct and indirect annual operating expenses would remain at the percentage levels set forth in the table above.

An investor would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$46	$155	$263	$528
Class A-1 Shares	$51	$169	$284	$562
Class A-2 Shares	$81	$194	$305	$576

The example and the expenses in the tables above should not be considered a representation of the Fund’s future expenses, and actual expenses may be greater or less than those shown. While the example assumes a 5% annual return, as required by the SEC, the Fund’s performance will vary and may result in a return greater or less than 5%. This amount does not reflect the imposition of an Early Repurchase Fee of 1.00% on the Class A-2 Shares because Class A-2 Shares held for the full time periods above are not subject to repurchase fees. These examples should not be considered a representation of any particular shareholder’s future expenses. For a more complete description of the various fees and expenses borne directly and indirectly by the Fund, see “Fund Expenses” and “Management of the Fund.”

FINANCIAL HIGHLIGHTS

The Fund is newly organized and has not completed a fiscal year of operations. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports.

USE OF PROCEEDS

The proceeds from the sale of Shares (defined below), not including the amount of any applicable sales loads paid by investors and net of the Fund’s fees and expenses, are invested by the Fund to pursue its investment program and strategies.

The Fund will invest the net proceeds of the continuous offering of Shares on an ongoing basis in accordance with its investment objectives, strategies and policies as stated below, less Fund fees and expenses. It is anticipated that it will take up to six months from the date of this Prospectus to fully invest the net proceeds according to its investment objectives, strategies and policies. However, delays in fully investing the Fund’s assets may occur for example, because of the availability of investments consistent with the Fund’s investment objectives, strategies and policies, the time required to complete certain transactions and overall market conditions. Pending the full implementation of the Fund’s investment objective and policies, the Fund expects a substantial portion of the Fund’s portfolio to be invested pursuant to its liquid credit strategy and may invest a portion of the proceeds of the offering, which may be a substantial portion, in short-term, high quality debt securities, money market securities, cash or cash equivalents.

The Fund may be prevented from achieving its investment objectives during any time in which the Fund’s assets are not substantially invested in accordance with its policies. If the Fund raises only a portion of the amount it intends to, the Fund may be unable to achieve its investment objectives.

INVESTMENT OBJECTIVES, OPPORTUNITIES AND STRATEGIES

The Fund

The Fund is a non-diversified, closed-end management investment company that continuously offers its shares (“Shares”) and is operated as an interval fund. Throughout the prospectus, we refer to TCG Strategic Income Fund as the “Fund,” “we,” “us” or “our.”

Investment Objectives

The Fund’s investment objectives are to provide attractive risk-adjusted returns and current income. There can be no assurance that the Fund will achieve its investment objectives.

Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in investments that are expected to (i) make regular distributions, dividends or interest payments or (ii) generate returns primarily from income.

The Fund will seek to deliver stable current income with a measure of security for investors’ capital.

The Fund seeks to achieve its investment objectives, under normal market conditions, by opportunistically allocating its assets across credit strategies, with a primary focus on: (1) Private credit, which includes directly originated asset-based lending, directly originated first-lien, second-lien and unitranche senior loans to lower middle-market companies, as well as corporate mezzanine debt and preferred equity; and (2) Liquid credit, including publicly traded high yield bonds, first- and second-lien secured bank loans, hybrid instruments, and structured credit (e.g., collateralized loan obligation (“CLO”) mezzanine debt).

TCG Strategic Income Advisor LLC, investment adviser to the Fund (the “Adviser”), has a bottom-up, flexible approach rooted in providing investors with access to a broad set of credit products. This opportunistic approach allows the Fund to be nimble in responding quickly to market opportunities, sector-specific trends, and macroeconomic shifts. The flexibility to invest across asset-protected credit sectors positions the Fund to preserve capital and generate income throughout various phases of the market cycle. Our dynamic approach to identifying relative value enables the Fund to pursue opportunities in areas with less competition and favorable risk adjusted returns.

The Fund’s private credit portfolio will be primarily composed of privately originated debt collateralized by financial or physical assets, such as infrastructure, real estate, commercial finance (including equipment and aircraft leasing), royalty finance, receivables, and/or other tangible or intangible assets or issued to companies, which the Adviser assesses to have sufficient cash flow and/or enterprise value coverage. Loan interests held by the Fund may take the form of (i) direct interests acquired during a primary distribution or other purchase of a loan, (ii) loans originated by the Fund or (iii) assignment of, novation of or participation in all or a portion of a loan acquired in secondary markets. The Fund’s portfolio will also include liquid credit investments, including bonds, loans and hybrid instruments.

Investments by the Fund may include credit strategies that have fixed or floating coupon, assets with fixed lease payments, or other income producing assets.

Portfolio Composition

The Fund’s portfolio is principally composed of the following investment types:

Private Credit

The Fund will invest in private credit strategies that focus on providing tailored lending solutions to businesses, which may be backed or secured by financial or physical assets. These investments may include asset-based loans or direct lending arrangements, structured to offer varying levels of seniority and security, as well as assets with stated contractual interest payments or a rate of return, assets with fixed lease payments, or other income producing assets. By targeting opportunities such as senior secured, first lien, second lien, mezzanine debt, or structured equity, the Adviser seeks private credit opportunities to deliver attractive risk-adjusted returns. The Fund’s investments in private credit may include, but are not limited to, such opportunities as listed below:

●	Direct Lending: The Fund provides loans directly to businesses, typically arranged outside the traditional banking system, where the Adviser believes the supply of primary capital is limited and the investment opportunities are most attractive. These loans will be covered by the enterprise value of middle market companies and are underwritten on a cash flow basis. These transactions, in some cases, may include equity components. These transactions may be structured as first lien senior secured loans (including “unitranche” loans, which are loans that combine both senior and junior debt, generally in a first lien position), second lien loans and mezzanine debt.

●	Asset-Based Credit: The Fund’s asset-based lending strategy includes investments in (or origination of) debt or structured equity that is collateralized by assets. These investments will be underwritten on an asset value basis, rather than the borrower’s cash flow. Collateral may include hard assets and/or financial assets, including inventory and receivables. These investments may include secured loans, unsecured loans, securitized portfolios of receivables, secured credit collateralized by physical assets, and other credit-related investments. The Fund may gain investment exposures either directly or through separate investment structures or vehicles that provide the Fund with exposure to such instruments. The Fund may also extend credit to emerging companies from various target industries that have backing from venture capital and private equity, the lending of which will be secured by inventory, receivables and other assets.

●	Real Estate Debt: The Fund originates and invests in loans backed directly or indirectly by real estate. The Adviser will focus on loans backed by high-quality properties and experienced sponsors. These investments typically support borrowers with transitional business plans, such as property renovations, repositionings, or lease-up strategies, where there is potential for near-term value creation. The Fund may also participate in recapitalization transactions, providing flexible capital solutions to facilitate ownership transitions or balance sheet restructuring. The Fund’s real estate debt investments may take several forms, including senior mortgage loans, mezzanine loans, first- and second-lien loans, whole loans, pari passu participations in mortgage loans and debt-like preferred equity securities across commercial real estate asset classes. These structures are typically secured by income-producing real estate assets, offering the Fund a combination of current income through interest payments and downside protection through collateralization. By investing across a range of property types, geographies, and capital structures, the Fund seeks to achieve portfolio diversification, mitigate concentration risk, and generate attractive risk-adjusted returns.

●	Participation in Leasing Obligations (Aircraft, Equipment, Other): Investments in entities or structures that own or hold leasing obligations for commoditized equipment or mission critical assets, with credit-like cash flow characteristics derived from lease payments, or debt investments collateralized by such leasing obligations over a defined term. These loans provide the right to payments for the use of essential assets to operating companies—such as aircraft, equipment, vehicles, or other mission-critical assets. These agreements provide the Fund with the opportunity for stable, predictable cash flows through regular lease payments. The leased assets serve as collateral, offering a measure of downside protection in the event of lessee default. The Fund’s investment strategy spans a variety of industries, which enhances portfolio diversification and reduces concentration risk. Overall, the Fund’s investments are designed to generate attractive risk-adjusted returns, provide inflation protection, and preserve capital through asset-backed structures, while also requiring careful management of risks.

●	Royalties Financing: Investments in entities holding intellectual property rights with credit-like cash flow characteristics or debt investments in companies collateralized by intellectual property rights. Royalties are a contractual or other legally binding arrangement pursuant to which a person owning an asset (including physical or intangible) sells such asset to, or otherwise permits the use of such asset by another person, in exchange for ongoing payments of a proportion of the revenue, profits, production or any other agreed amount or property derived from such asset. The Fund’s royalty financing strategy includes credit-like investments, debt securities and/or related securities in connection with: (i) the acquisition, creation, development or financing of royalties or entities holding royalties, or (ii) acquisitions, financings, investments, buyouts, expansion opportunities, privatizations, recapitalizations, rollovers, similar negotiated transactions, and/or special situations, which may include both control and non-control positions, in each case involving entities with substantial direct or indirect royalty investment, development, operations, management, ownership or financing activities or exposure, including investments in securities of companies backed by royalties or related assets and securities issued by special purpose vehicles, or any investments of a similar character.

Liquid Credit

The Fund is strategically positioned to capitalize on dynamic market opportunities in liquid credit, leveraging a flexible, opportunistic approach to asset allocation. We typically refer to an investment as liquid if the investment is, or we expect it to be, actively traded (with a typical settlement period of one month with respect to broadly syndicated loans). This segment is designed to maximize income, liquidity, and risk-adjusted returns, allowing the Fund to pivot to attractive market segments as conditions change as well as meet the Fund’s repurchase obligations. Nevertheless, the Fund’s liquid credit strategy serves as an opportunistic complement to its private credit strategy described above. The allocation among Fund investments may vary from time to time, especially during the Fund’s initial period of investment operations. During this period, the Fund expects a substantial portion of the Fund’s portfolio to include liquid credit investments in order to maintain access to credit investing at times when the Fund’s private credit opportunities are being secured. The Fund’s investments in liquid credit may include, but are not limited to, such opportunities as listed below:

●	Bonds and Loans: The Fund’s strategy includes investments in a broad range of publicly traded credit instruments, with a primary focus on high yield corporate bonds and leveraged loans. High yield bonds, also known as “junk bonds,” are issued by companies with non-investment grade ratings and therefore offer higher yields to compensate investors for the increased credit risk. These bonds are typically more liquid than private credit, enabling the Fund to efficiently enter and exit positions as market conditions evolve. Leveraged loans are senior secured loans extended to companies with higher levels of debt, often used to finance acquisitions, recapitalizations, or other corporate activities. These loans generally feature floating interest rates, which adjust periodically based on a reference rate. These asset classes allow the Fund to quickly reallocate capital in response to shifts in credit markets, interest rates, or issuer fundamentals. The Fund may also diversify across industries, issuers, and maturities to manage risk and enhance return potential.

●	Hybrid Instruments: The Fund may invest in hybrid instruments such as preferred stocks and convertible bonds, which blend characteristics of both debt and equity securities. Preferred stocks typically pay fixed or floating dividends and have a higher claim on assets and earnings than common stock but rank below traditional debt in the capital structure. This positioning allows preferred stocks to provide the Fund with a steady income stream, often with higher yields than common equity, while still offering some participation in the company’s growth. Certain preferred shares may be callable or convertible. Convertible bonds are typically corporate bonds that can be converted into a predetermined number of the issuer’s common shares, usually at the discretion of the bondholder. Convertible bonds pay regular interest like traditional bonds but also offer the potential for equity upside if the issuer’s stock price appreciates. This allows the Fund to benefit from both fixed income and equity market performance, while lowering volatility compared to direct equity investments. The Fund’s hybrid instruments provide portfolio diversification and flexibility while supporting the Fund’s liquidity and income objectives.

●	Structured Credit: The Fund may invest in structured types of credit investments that are typically highly levered investments in lower risk credit collateral. These investments may take the form of additional types of private fixed income securities, credit instruments and other investments with credit-like attributes various structured credit. The Fund may invest in debt and equity tranches of CLOs, commercial mortgage-backed securities (“CMBS”) and securitized products, floating and fixed rate loans, broadly syndicated senior secured loans and other opportunistic credit investments, which may include stressed and distressed credit situations, restructurings and non-performing loans.

Other Investments

In addition to its principal investments in private credit opportunities and liquid credit opportunities, the Fund may, from time to time, allocate assets to other investment opportunities as deemed appropriate by the Adviser, subject to the Fund’s investment objectives and policies.

The Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including U.S. Treasury obligations or obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which may only be backed by the full faith and credit of the U.S. Treasury or backed only by the credit of the issuer itself. The Fund may also invest in money market funds that invest in short-term, high-quality debt instruments such as U.S. Treasury obligations, commercial paper, and certificates of deposit.

In addition, from time to time, the Fund may invest in or hold common stock and other equity securities (including business development companies (“BDCs”) and real estate investment trusts (“REITs”)), some of which may provide high dividend yields. The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle (but do not obligate) the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Adviser.

The Fund may acquire assets related to the aviation industry, including investments in securitizations and other financial instruments backed by aircraft and aircraft equipment.

The Fund may also invest in structured minority interests and preferred equity investments in private businesses, which involve acquiring a non-controlling stake, often with preferential rights to dividends or liquidation proceeds. These investments are typically structured to provide downside protection and a defined income stream.

Temporary Investments

For temporary defensive purposes, during periods in which the Fund determines that economic, market or political conditions are unfavorable to investors and a defensive strategy would benefit the Fund, the Fund may temporarily deviate from its investment strategies and objective. During these periods, the Fund may invest temporarily in money market instruments, U.S. government securities, repurchase agreements, bank obligations and commercial paper, as well as cash, cash equivalents or high quality short-term fixed income and other securities, which the Fund expects will have returns substantially lower than the returns that the Fund anticipates earning from the Fund’s targeted investments.

Other Investment Considerations

The Fund may also invest in instruments that, at the time of investment, are illiquid (generally, those securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). The Fund may also invest, without limit, in securities that are unregistered (but are eligible for purchase and sale by certain qualified institutional buyers) or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale.

Through the Fund’s private credit and liquid credit strategies, the Fund expects to focus on investments in the U.S. but may also invest in a number of different countries. The Fund has no minimum or maximum limit on the amount of assets that may be invested in non-U.S. securities or investments, including credit investments issued by emerging market issuers.

The Fund may invest in debt instruments that are unrated or carry a rating from a nationally recognized statistical rating organization below investment grade (rated lower than Baa3 by Moody’s Investors Service, Inc. or lower than BBB- by Standard & Poor’s Ratings) through its liquid credit strategy. The Fund’s investments in loans may include “covenant-lite” loans, which means the loans lack certain financial maintenance requirements. The Fund expects that certain of its credit investments will be liquid and may be used for the purposes of maintaining liquidity for the Fund’s quarterly repurchase offers and cash management, while also presenting an opportunity for investment returns.

The Fund’s investment objectives and 80% investment policy are non-fundamental and may be changed by the Board of Trustees (the “Board”), without approval by the holders of Shares (“Shareholders”), upon 60 days’ prior written notice to Shareholders. Derivative instruments, if any, used by the Fund will be counted toward the Fund’s 80% policy to the extent they have economic characteristics similar to the securities included within that policy. The Fund’s Statement of Additional Information (“SAI”) contains a list of all of the fundamental and non-fundamental investment policies of the Fund, under the heading “Investment Objectives and Policies.”

Underwriting and Investment Process

The Adviser’s Investment Committee (the “Investment Committee”) meets to, among other things, review and establish the allocation percentage across private credit and liquid credit. The Investment Committee considers factors such as macro-economic and market outlooks, assessment of the relative risk and return of each strategy, the Fund’s investment strategy, relevant portfolio limitations, and other factors in making its determination.

The Fund’s private credit strategy includes, but is not limited to, the origination, underwriting, Investment Committee review, legal documentation and post-closing steps outlined below:

Origination

●	Direct origination platform works to create enhanced yields by originating and structuring investments.

●	Platform drives increased deal flow, which provides for improved deal selectivity.

●	Allows for specific portfolio construction and a focus on higher quality investment opportunities.

Underwriting

●	Disciplined and research-intensive underwriting process leads to a highly selective approach.

●	Underwriting team focuses on collateral, company, and sponsor analysis, business plan review, financial review, and exit strategy.

●	Other tools that the Fund may use to verify data, include but are not limited to: appraisals, comparable analyses, site visits, company visits, background checks, and conversations with customers, suppliers, competitors, industry experts, and former employees.

Investment Committee Review

●	Focused on managing credit risk through comprehensive investment review process.

●	Members of the Investment Committee are: Leonard M. Tannenbaum, Peter McNitt, and Johanna White.

Portfolio Compliance

●	Adviser’s compliance and administration teams assess potential investments for compliance with the Fund’s investment restrictions and strategies.

Legal Documentation and Post-Closing Steps

●	Investment team works alongside external counsel to negotiate credit agreements and other applicable agreements.

●	Emphasis is placed on financial covenants and a limitation of actions that may be adverse to lenders.

●	Portfolio is monitored for ongoing compliance with the applicable investment restrictions and limitations.

●	Portfolio is proactively managed to monitor ongoing performance and loan covenant compliance.

Liquid Credit Investment Process

The Fund’s liquid credit strategy is constructed using a combination of qualitative and quantitative analyses, including: issuer-level fundamentals; sector and macroeconomic trends; capital-structure positioning; liquidity characteristics; and risk-adjusted return metrics. This process also takes into account the current stage of the credit cycle, diversification and concentration risks as well as tactical opportunities available to the Fund. A bottom-up credit review is performed to evaluate the issuer’s financial statements, cash flow stability, leverage ratios, and overall business model resilience. The Adviser conducts ongoing monitoring of the portfolio, including using liquidity risk management tools and scenario analyses to stress-test the portfolio’s ability to meet repurchase requests and withstand market shocks.

Leverage

The Fund may utilize leverage to seek enhanced returns, subject to prevailing market conditions and at the discretion of the Adviser. The Fund may also use leverage to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund may borrow money in connection with its investment activities, to satisfy repurchase requests from Shareholders and to otherwise provide the Fund with liquidity. Leverage may be employed through various means, including borrowing from financial institutions, issuing debt securities, or, where appropriate, issuing preferred shares. The Fund may also use reverse repurchase agreements and similar financing arrangements to achieve leverage on a limited basis.

When considering the use of leverage, the Adviser will evaluate factors such as the maturity profile, covenant terms, and interest rate structure of the proposed borrowings, as well as the associated risks in the context of the Fund’s investment outlook. Any leverage employed is intended to increase the capital available for investment or other purposes.

Certain instruments that create leverage are considered to be senior securities under the 1940 Act. With respect to senior securities representing indebtedness (i.e., borrowing or deemed borrowing), other than temporary borrowings as defined under the 1940 Act, the Fund is required to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Fund’s total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness. With respect to senior securities that are equity (i.e., preferred shares), the Fund is required to have an asset coverage of at least 200%, as measured at the time of the issuance of any such preferred shares and calculated as the ratio of the Fund’s total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding preferred shares.

The Fund expects that it will, or that it may need to, raise additional capital in the future to fund its continued growth, and the Fund may do so by entering into a credit facility, issuing preferred shares or debt securities or through other leveraging instruments. Subject to the limitations under the 1940 Act, the Fund may incur additional leverage opportunistically or not at all and may choose to increase or decrease its leverage. The Fund may use different types or combinations of leveraging instruments at any time based on the Adviser’s assessment of market conditions and the investment environment, including forms of leverage other than preferred shares, debt securities and/or credit facilities.

Additionally, the Fund may borrow for temporary, emergency or other purposes as permitted under the 1940 Act, which indebtedness would generally not be subject to the asset coverage requirements described above. By leveraging the Fund’s investment portfolio, the Fund may create an opportunity for increased net income and capital appreciation. However, the use of leverage also involves significant risks and expenses, which will be borne entirely by Shareholders, and the Fund’s leverage strategy may not be successful. For example, the more leverage that is employed, the more likely a substantial change will occur in the Fund’s net asset value (“NAV”) per share.

To the extent the income derived from investments purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the Fund’s return will be less than if leverage had not been used, and therefore the amount available for distribution to Shareholders as dividends and other distributions will be reduced or potentially eliminated. The Adviser may determine to maintain the Fund’s leveraged position if it expects that the long-term benefits of maintaining the leveraged position will outweigh the current reduced return. The Fund may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements will increase the cost of borrowing over the stated interest rate. In addition, capital raised through borrowing will be subject interest costs that may or may not exceed the income and appreciation on the assets purchased.

In connection with any credit facility, the lender may impose specific restrictions as a condition to borrowing. The credit facility fees may include up front structuring fees and ongoing commitment fees (including fees on amounts undrawn on the facility) in addition to the traditional interest expense on amounts borrowed. The credit facility may involve a lien on the Fund’s assets. Similarly, to the extent the Fund issues notes, the Fund may be subject to fees, covenants and investment restrictions required by a national securities rating agency, as a result. Such covenants and restrictions imposed by a rating agency or lender may include asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. While it is not anticipated that these covenants or restrictions will significantly impede the Adviser in managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies, if these covenants or guidelines are more restrictive than those imposed by the 1940 Act, the Fund would not be able to utilize as much leverage as the Fund otherwise could have, which could reduce the Fund’s investment returns. In addition, the Fund expects that any notes the Fund issues or credit facility the Fund enters into would contain covenants that may impose geographic exposure limitations, credit quality minimums, liquidity minimums, concentration limitations and currency hedging requirements on the Fund. These covenants would also likely limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change fundamental investment policies and engage in certain transactions, including mergers and consolidations. Such restrictions could cause the Adviser to make different investment decisions than if there were no such restrictions and could limit the ability of the Board and the Shareholders to change fundamental investment policies.

The Fund’s willingness to utilize leverage, and the amount of leverage the Fund incurs, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy may depend on the Fund’s ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed. Any leveraging cannot be achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund’s investment objectives and policies.

Illiquid Transactions

Generally, investments will be purchased or sold by the Fund in private markets, including securities that are not publicly traded or that are otherwise illiquid and securities acquired directly from the issuer.

The Fund’s portfolio will include a mix of liquid and illiquid assets, with the more liquid holdings serving both as a source of potential return and as a means to meet liquidity needs for investor repurchases and operational purposes.

Co-Investment with Affiliates

The 1940 Act imposes limits on certain privately negotiated co-investments with affiliates of the Fund. Specifically, Section 17 of the 1940 Act restricts the ability of the Fund to engage (except in certain limited circumstances) in transactions with “affiliated persons” of investment companies. Absent the Adviser and the Fund obtaining from the SEC a co-investment order that permits a broader range of affiliated transactions, subject to a variety of conditions and requirements, the Fund would not be permitted to co-invest alongside affiliates in a broader range of affiliated transactions.

The Adviser and the Fund have applied for an exemptive order from the Securities and Exchange Commission (“SEC”) that would expand the Fund’s ability to co-invest alongside other affiliated funds or accounts (including private funds) managed by the Adviser or its affiliates in privately negotiated portfolio investments. The co-investment exemptive order will contain certain conditions that limit or restrict the Fund’s ability to participate in such investment opportunities. In such cases, the Fund may participate in an investment to a lesser extent or, under certain circumstances, may not participate in the investment. There can be no assurance that the co-investment exemptive order will be granted. Unless and until the Fund receives such co-investment exemptive order from the SEC, the Fund will only invest in co-investment opportunities where the transaction is permitted under existing regulatory guidance, such as transactions in which price is the only negotiated term. Ultimately, if the co-investment exemptive order is not granted, the Fund may not be able to obtain the Fund’s desired exposure to certain credit strategies, which could impact the Fund’s ability to achieve its investment objectives.

Periodic Repurchase Offers

The Fund provides a limited degree of liquidity to the Shareholders by conducting quarterly offers to repurchase its Shares at their NAV on the date on which the repurchase price for Shares is determined (the “Valuation Date”). Each repurchase offer will be for no less than 5% nor more than 25% of the Shares outstanding. If the value of Shares tendered for repurchase exceeds the value the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered. In such event, Shareholders will have their Shares repurchased on a pro rata basis, and tendering Shareholders will not have all of their tendered Shares repurchased by the Fund. Shareholders tendering Shares for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer, which date will be no more than fourteen (14) days prior to the Valuation Date.

Competition

Our dynamic approach to identifying relative value enables the Fund to pursue opportunities in areas with less competition and favorable risk adjusted returns. Nevertheless, we may compete for investments with other investment funds (including private credit funds, mezzanine funds, credit funds, and funds that invest in CLOs, structured notes and other types of collateralized securities and structured products), as well as traditional financial services companies such as commercial banks and other sources of funding. These other investment funds might be reasonable investment alternatives to us and may be less costly or complex with fewer and/or different risks than we have. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested, including making investments in private U.S. companies. As a result of these new entrants, competition for investment opportunities in private U.S. companies may intensify. We may lose investment opportunities if we do not match our competitors’ pricing, terms or structure. If we are forced to match our competitors’ pricing, terms or structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in private U.S. companies is underserved by traditional commercial banks and other financial sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to the regulatory restrictions that the 1940 Act imposes on us as a closed-end fund. See “Principal Risks of the Fund—Competition Risk.”

Distributions

The Fund intends to distribute substantially all of its net investment income to Shareholders in the form of dividends. The Fund intends to declare income dividends and distribute them monthly to Shareholders of record. In addition, the Fund intends to distribute any net capital gains it earns from the sale of portfolio securities to Shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

Conclusion

The Fund is structured to provide investors with a single access point to a broad and evolving universe of income generating assets. Through a flexible, actively managed approach that spans both public and private markets, the Fund aims to deliver current income and attractive risk-adjusted returns. The Fund’s strategy is underpinned by broad diversification, access to specialized corners of the market, and a disciplined risk management process, all supported by the expertise and experience of the principals of the Adviser.

PRINCIPAL RISKS OF THE FUND

Investors should carefully consider the material risk factors described below, before deciding on whether to make an investment in the Fund. The risks set out below are not the only risks the Fund faces. Additional risks and uncertainties not currently known to the Fund or that the Fund currently deems to be immaterial also may materially adversely affect the Fund’s business, financial condition and/or operating results. If any of the following events occur, the Fund’s business, financial condition and results of operations could be materially adversely affected. In such case, the NAV of the Shares could decline, and investors may lose all or part of their investment. The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment. An investment in the Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives.

Risks Relating to Investment Strategies, Portfolio Composition and the Fund’s Investment Process

Risks of Investments Generally. All investments risk the loss of capital. Such investments are subject to investment-specific price fluctuations as well as to macro-economic, market and industry-specific conditions, including but not limited to national and international economic conditions, domestic and international financial policies and performance, conditions affecting particular investments such as the financial viability, sales and product lines of corporate issuers, national and international politics and governmental events, and changes in income tax laws. No guarantee or representation is made that the Fund’s investment program will be successful. The Fund’s investment strategies involve, without limitation, risks inherent in asset-backed income strategies, including those related to collateralized investments and direct lending activities, such as the potential for collateral value fluctuations, borrower credit deterioration or default, and challenges in enforcing or realizing on collateral. In addition, the Fund is subject to risks associated with liquid credit strategies, including market volatility, interest rate changes, liquidity constraints, and counterparty risks. These strategies may also involve risks related to limited diversification, concentration in certain asset types or sectors, the use of leverage, and operational or systems failures, all of which could adversely affect the Fund’s performance. Certain investment techniques of the Fund (e.g., use of direct leverage or indirectly through leveraged investments) can, in certain circumstances, magnify the impact of adverse market moves to which the Fund may be subject. In addition, the Fund’s investments may be materially affected by conditions in real estate markets, the financial markets and overall economic conditions occurring globally and in particular markets where the Fund may invest its assets.

The Fund’s methods of minimizing such risks may not accurately predict future risk exposures. Risk management techniques are based in part on the observation of historical market behavior, which may not predict market divergences that are larger than historical indicators. Also, information used to manage risks may not be accurate, complete or current, and such information may be misinterpreted.

Nature of the Fund’s Investments. The Fund may allocate its assets across credit strategies with respect to the type and nature of investments in which it invests. While a significant portion of the loans in which the Fund will invest or originate are expected to be secured, the Fund may also invest in debt or other securities that are either unsecured and subordinated to substantial amounts of senior indebtedness, or a significant portion of which may be unsecured. In such instances, the ability of the Fund to influence an issuer’s affairs, especially during periods of financial distress or following an insolvency is likely to be substantially less than that of senior creditors. For example, under terms of subordination agreements, senior creditors are typically able to block the acceleration of the debt or other exercises by the Fund of its rights as a creditor. Accordingly, the Fund may not be able to take the steps necessary to protect its investments in a timely manner or at all. In addition, the debt securities in which the Fund will invest may not be protected by financial covenants or limitations upon additional indebtedness, may have limited liquidity and may not be rated by a credit rating agency.

The borrowers of loans constituting the Fund’s assets may seek the protections afforded by bankruptcy, insolvency and other debtor relief laws. Bankruptcy proceedings are unpredictable. Additionally, the numerous risks inherent in the insolvency process create a potential risk of loss by the Fund of its entire investment in any particular investment. Insolvency laws may, in certain jurisdictions, result in a restructuring of the debt without the Fund’s consent under the “cramdown” provisions of applicable insolvency laws and may also result in a discharge of all or part of the debt without payment to the Fund.

Debt securities are also subject to other risks, including (i) the possible invalidation of an investment transaction as a fraudulent conveyance, (ii) the recovery of liens perfected or payments made on account of a debt in the period before an insolvency filing as a preference, (iii) equitable subordination claims by other creditors, (iv) so called lender liability claims by the issuer of the obligations (see “Risks Related to Investments in Loans”) and (v) environmental liabilities that may arise with respect to collateral securing the obligations. Additionally, adverse credit events with respect to any issuer, such as missed or delayed payment of interest and/or principal, bankruptcy, receivership, or distressed exchange, can significantly diminish the value of the Fund’s investment in any such company. The Fund’s investments may be subject to early repurchase features, refinancing options, pre-payment options or similar provisions which, in each case, could result in the issuer repaying the principal on an obligation held by the Fund earlier than expected. Accordingly, there can be no assurance that the Fund’s investment objective will be realized.

In addition, during periods of market disruption, borrowers of loans constituting the Fund’s assets may be more likely to seek to draw on unfunded commitments the Fund has made, and the Fund’s risk of being unable to fund such commitments is heightened during such periods.

Market Risk. The success of the Fund’s activities will be affected by general economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s investments), trade barriers, currency exchange controls, disease outbreaks, pandemics, and national and international political, environmental and socioeconomic circumstances (including wars, terrorist acts or security operations). In addition, the current U.S. political environment and the resulting uncertainties regarding actual and potential shifts in U.S. foreign investment, trade, taxation, economic, environmental and other policies under the current administration, including the imposition of tariffs, as well as the impact of geopolitical tension, such as a deterioration in the bilateral relationship between the U.S. and China, an escalation in conflict between Russia and Ukraine or other systemic issuer or industry-specific economic disruptions, could lead to disruption, instability and volatility in the global markets. Unfavorable economic conditions also would be expected to increase the Fund’s funding costs, limit its access to the capital markets or result in a decision by lenders not to extend credit to us.

Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices.

Current and historic market turmoil has illustrated that market environments may, at any time, be characterized by uncertainty, volatility and instability. Serious economic disruptions may result in governmental authorities and regulators enacting significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably increasing or lowering interest rates, which, in some cases resulted in negative interest rates.

As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. These types of events quickly and significantly impact markets in the U.S. and across the globe leading to extreme market volatility and disruption. The extent and nature of the impact on supply chains or economies and markets from these events is unknown, particularly if a health emergency or other similar event, such as the COVID-19 outbreak, persists for an extended period of time. The value of the Fund’s investment may decrease as a result of such events, particularly if these events adversely impact the operations and effectiveness of the Adviser or key service providers or if these events disrupt systems and processes necessary or beneficial to the investment advisory or other activities on behalf the Fund.

The Fund’s investment strategy and the availability of opportunities satisfying the Fund’s risk-adjusted return parameters relies in part on observable trends and conditions in the financial markets and in some cases the improvement of such conditions. Trends and historical events do not imply, forecast or predict future events and, in any event, past performance is not necessarily indicative of future results. There can be no assurance that the assumptions made or the beliefs and expectations currently held by the Adviser will prove correct and actual events and circumstances may vary significantly.

Many of the issuers in which the Fund will make investments may be susceptible to economic slowdowns or recessions and may be unable to repay the loans made to them during these periods. Therefore, non-performing assets may increase and the value of the Fund’s portfolio may decrease during these periods as the Fund is required to record the investments at their current fair value. Adverse economic conditions also may decrease the value of collateral securing some of the Fund’s loans and the value of its equity investments. Economic slowdowns or recessions could lead to financial losses in the Fund’s portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase the Fund’s and the issuers’ funding costs, limit the Fund’s and the issuers’ access to the capital markets or result in a decision by lenders not to extend credit to the Fund or the issuers. These events could prevent the Fund from increasing investments and harm its operating results.

The prices of financial instruments in which the Fund may invest can be highly volatile. General fluctuations in the market prices of securities may affect the value of the investments held by the Fund. Instability in the securities markets may also increase the risks inherent in the Fund’s investments.

Credit Risk. One of the fundamental risks associated with the Fund’s investments is credit risk, which is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due. The Fund’s return to investors would be adversely impacted if an issuer of debt in which the Fund invests becomes unable to make such payments when due.

Although the Fund may make investments that the Adviser believes are secured, collateralized or backed by specific collateral, the value of which may initially exceed the principal amount of such investments or the Fund’s fair value of such investments, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. The Fund may also invest in leveraged loans, high yield securities, marketable and non-marketable common and preferred equity securities and other unsecured investments, each of which involves a higher degree of risk than senior secured loans. Furthermore, the Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of a senior lender, to the extent applicable. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In addition, loans may provide for payments-in-kind, which have a similar effect of deferring current cash payments. In such cases, an issuer’s ability to repay the principal of an investment may depend on a liquidity event or the long-term success of the company, the occurrence of which is uncertain.

With respect to the Fund’s investments in any number of credit products, if the borrower or issuer breaches any of the covenants or restrictions under the credit agreement that governs loans of such issuer or borrower, it could result in a default under the applicable indebtedness as well as the indebtedness held by the Fund. Such default may allow the creditors to accelerate the related debt and may result in the acceleration of any other debt to which a cross-acceleration or cross-default provision applies. This could result in an impairment or loss of the Fund’s investment or a pre-payment (in whole or in part) of the Fund’s investment.

Similarly, while the Fund will generally target investing in companies it believes are of high quality, these companies could still present a high degree of business and credit risk. Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or the continuation or worsening of the current (or any future) economic and financial market downturns and dislocations. As a result, companies that the Fund expected to be stable or improve may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or experience financial distress. In addition, exogenous factors such as fluctuations of the equity markets also could result in warrants and other equity securities or instruments owned by the Fund becoming worthless.

Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market expects below-investment-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of below-investment-grade and unrated securities. In recent years, the U.S. capital markets experienced extreme volatility and disruption which increased the spread between yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. Central banks and governments played a key role in reintroducing liquidity to parts of the capital markets. Future exits of these financial institutions from the market may reintroduce temporary illiquidity. These and future market disruptions and/or illiquidity would be expected to have an adverse effect on the Fund’s business, financial condition, results of operations and cash flows.

Private Credit Risk. The Fund may obtain exposure to select less liquid or illiquid private credit investments, generally involving corporate borrowers, including through investments in pooled investment vehicles. Typically, private credit investments are not traded in public markets and are illiquid, such that the Fund may not be able to resell some of its holdings for extended periods, which may be several years. The Fund may, from time to time or over time, focus its private credit investments in a particular industry or sector or select industries or sectors. Investment performance of such industries or sectors may thus at times have an out-sized impact on the performance of the Fund. Additionally, private credit investments can range in credit quality depending on security-specific factors, including total leverage, amount of leverage senior to the security in question, variability in the issuer’s cash flows, the size of the issuer, the quality of assets securing debt and the degree to which such assets cover the subject company’s debt obligations. The issuers of the Fund’s private credit investments will often be leveraged, as a result of recapitalization transactions, and may not be rated by national credit rating agencies.

Interest Rate Risk. The Fund is subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on the Fund’s ability to make investments, the value of its investments and its ability to realize gains from the disposition of investments and, accordingly, have a material adverse effect on the Fund’s investment objectives and its rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt for the Fund’s financing needs.

During periods of falling interest rates, payments under floating rate debt instruments that the Fund holds would generally decrease, resulting in less revenue to the Fund. In the event of a sharply rising interest rate environment, payments under floating rate debt instruments generally would rise and there may be a significant number of issuers of such floating rate debt instruments that would be unable or unwilling to pay such increased interest costs and may otherwise be unable to repay their loans. Investments in floating rate debt instruments may also decline in value in response to rising interest rates if the interest rates of such investments do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, fixed-rate debt instruments may decline in value because the fixed rates of interest paid thereunder may be below market interest rates.

Risks Related to Investments in Loans. The Fund may invest in loans, either through primary issuances or in secondary transactions, including potentially on a synthetic basis. The value of the Fund’s loans may be detrimentally affected to the extent a borrower defaults on its obligations. There can be no assurance that the value assigned by the Adviser to the collateral underlying a loan can be realized upon liquidation, nor that any such collateral will retain its value. Furthermore, circumstances could arise (such as in the bankruptcy of a borrower) that could cause the Fund’s security interest in the loan’s collateral to be invalidated. Also, much of the collateral will be subject to restrictions on transfer intended to satisfy securities regulations, which will limit the number of potential purchasers if the Fund intends to liquidate such collateral. The amount realizable with respect to a loan may be detrimentally affected if a guarantor, if any, fails to meet its obligations under a guarantee. Finally, there may be a monetary, as well as a time cost involved in collecting on defaulted loans and, if applicable, taking possession of various types of collateral.

The Adviser considers a range of default and loss scenarios at an investment level and typically aggregates those losses to a portfolio level, considering those losses relative to the loan-to-value of an investment. While the Adviser focuses on credit default risk relative to the ultimate value of an investment at maturity, it also considers the potential impact of changes in defaults on the market price for any investments.

The portfolio may include senior secured debt with a high degree of asset protection, first lien senior secured, second and third lien loans, mezzanine debt (which in some cases includes an equity component) and any other loans.

First Lien Senior Secured Loans Risk. To the extent the Fund makes a senior secured term loan investment in an issuer, it will generally take a security interest in substantially all of the available assets of the issuer, including the equity interests of its domestic subsidiaries, which the Fund expects to help mitigate the risk that it will not be repaid. However, there is a risk that the collateral securing the Fund’s loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the issuer to raise additional capital, and, in some circumstances, the Fund’s lien could be subordinated to claims of other creditors. In addition, deterioration in an issuer’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that the Fund will receive principal and interest payments according to the loan’s terms, or at all, or that it will be able to collect on the loan should it be forced to enforce its remedies.

Second Lien Senior Secured Loans and Junior Debt Investments Risk. Second and third lien loans are subject to the same investment risks generally applicable to senior loans described above. The Fund’s second lien senior secured loans will be subordinated to first lien loans and the Fund’s junior debt investments, such as mezzanine loans, generally will be subordinated to both first lien and second lien loans and have junior security interests or may be unsecured. As such, to the extent the Fund holds second lien senior secured loans and junior debt investments, holders of first lien loans may be repaid before the Fund in the event of a bankruptcy or other insolvency proceeding. Therefore, second and third lien loans are subject to additional risk that the cash flow of the related obligor and the property securing the second or third lien loan may be insufficient to repay the scheduled payments to the lender after giving effect to any senior secured obligations of the related obligor. This may result in an above average amount of risk and loss of principal. Second and third lien loans are also expected to be more illiquid than senior loans.

Investments in subordinated debt involve greater credit risk of default and loss than the more senior classes or tranches of debt in an issuer’s capital structure. Subordinated tranches of debt instruments (including mortgage-backed securities) absorb losses from default before other more senior tranches of such instruments, which creates a risk particularly if such instruments (or securities) have been issued with little or no credit enhancement or equity. To the extent the Fund invests in subordinate debt instruments (including mortgage-backed securities), the Fund would likely receive payments or interest distributions after, and must bear the effects of losses or defaults on, the senior debt (including underlying mortgage loans, senior mezzanine debt or senior CMBS bonds) before, the holders of other more senior tranches of debt instruments with respect to such issuer. The Fund’s investments will be affected, where applicable, by (i) the relative payment priorities of the respective classes of instruments or securities issued by portfolio companies (or affiliates thereof), (ii) the order in which the principal balances of such respective classes with balances will be reduced in connection with losses and default-related shortfalls, and (iii) the characteristics and quality of the underlying loans in the Fund.

Mezzanine Debt Risk. Mezzanine securities generally are rated below investment grade and frequently are unrated and present many of the same risks as senior loans, second lien loans and non-investment grade bonds. However, unlike senior loans and second lien loans, mezzanine securities are not a senior or secondary secured obligation of the related borrower. They typically are the most subordinated debt obligation in an issuer’s capital structure. Mezzanine securities also may often be unsecured. Mezzanine securities therefore are subject to additional risk that the cash flow of the related borrower and the property securing the loan may be insufficient to repay the scheduled obligation after giving effect to any senior obligations of the related borrower. Mezzanine securities are also expected to be a highly illiquid investment. Mezzanine securities will be subject to certain additional risks to the extent that such loans may not be protected by financial covenants or limitations upon additional indebtedness. Investment in mezzanine securities is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of debt obligations.

Unitranche Loans Risk. Unitranche loans provide leverage levels comparable to a combination of first lien and second lien or subordinated loans. From the perspective of a lender, in addition to making a single loan, a unitranche loan may allow the lender to choose to participate in the “first out” tranche, which will generally receive priority with respect to payments of principal, interest and any other amounts due, or to choose to participate only in the “last out” tranche, which is generally paid after the “first out” tranche is paid. The Fund may participate in “first out” and “last out” tranches of unitranche loans and make single unitranche loans.

Unsecured Loans Risk. Unsecured loans are subject to the same investment risks generally applicable to loans described above but are subject to additional risk that the assets and cash flow of the related obligor may be insufficient to repay the scheduled payments to the lender after giving effect to any secured obligations of the obligor. Unsecured loans will be subject to certain additional risks to the extent that such loans may not be protected and such loans are not secured by collateral, financial covenants or limitations upon additional indebtedness. Unsecured loans are also expected to be a more illiquid investment than senior loans for this reason.

Covenant-Lite Loans Risk. The Fund may invest in “covenant-lite” loans. Covenant-lite loans refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent the Fund invests in “covenant-lite” loans, the Fund may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

Consumer Loan Risk. The Fund may invest in consumer loans (or asset-backed securities backed by consumer loans), including debt consolidation loans, home improvement loans, personal loans, residential real estate investments, credit cards, and automobile loans. The performance of such investments are affected by, among other things, general economic conditions. Changes in economic conditions have adversely affected the performance and market value of such investments. Consumer loans are susceptible to prepayment risks and default risks. Unsecured consumer loans are not secured by any collateral of the borrowers. The repayment of unsecured consumer loans is dependent upon the ability and willingness of the borrowers to repay. Other consumer loans, like automobile loans, may be secured by collateral, but the value of that collateral is not guaranteed. Automobile loans are not typically insured or guaranteed by any other person or entity. Increases in unemployment, decreases in home values or the values of other consumer assets or lack of availability of credit may lead to increased default rates and may also be accompanied by decreased consumer demand for automobiles and declining values of automobiles securing outstanding automobile loan contracts, which weakens collateral coverage and increases the amount of a loss in the event of default. Significant increases in the inventory of used automobiles during periods of economic recession or otherwise may also depress the prices at which repossessed automobiles may be sold or delay the timing of these sales. The occurrence of any of the foregoing risks could, among other things, adversely affect the consumer loans (or the asset-backed securities backed by consumer loans) in which the Fund may invest.

Risks Related to Bank Loans. Under the agreements governing most syndicated loans, should a holder of an interest in a syndicated loan wish to call a default or exercise remedies against a borrower, it could not do so without the agreement of at least a majority of the other lenders. Actions could also be taken by a majority of the other lenders, or in some cases, a single agent bank, without the consent of all lenders. Each lender would nevertheless be liable to indemnify the agent bank for its ratable share of expenses or other liabilities incurred in such connection and, generally, with respect to the administration and any renegotiation or enforcement of the syndicated loans. Moreover, an assignee or participant in a loan may not be entitled to certain gross-up payments in respect of withholding taxes and other indemnities that otherwise might be available to the original holder of the loan. The Fund may invest a portion of its assets in bank loans and participations. The special risks associated with these obligations include (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws, (ii) adverse consequences resulting from participating in such instruments with other institutions with lower credit quality and (iii) limitations on the ability of the Fund or the Adviser to directly enforce its rights with respect to participations. The Adviser will seek to balance the magnitude of these and other risks identified by it against the potential investment gain prior to entering into each such investment. Successful claims by third parties arising from these and other risks, absent bad faith, may be borne by the Fund. Bank loans are frequently traded on the basis of standardized documentation which is used in order to facilitate trading and market liquidity. There can be no assurance, however, that future levels of supply and demand in bank loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue or that the same documentation will be used in the future. The settlement of trading in bank loans often requires the involvement of third parties, such as administrative or syndication agents, and there presently is no central clearinghouse or authority which monitors or facilitates the trading or settlement of all bank loan trades. Often, settlement may be delayed based on the actions of any third party or counterparty, and adverse price movements may occur in the time between trade and settlement, which could result in adverse consequences for the Fund.

The Fund may acquire interests in bank loans either directly (by way of sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a contracting party under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating out the interest and not with the borrower. In purchasing participations, the Fund typically will not have the right to vote on matters requiring a vote of holders of the underlying debt and may have no right to enforce compliance by the borrower with the terms of the loan agreement, or any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, if the Fund were to hold a participation, it would assume the credit risk of both the borrower and the institution selling the participation to the Fund. In certain circumstances, investing in the form of participation may be the most advantageous or only route for the Fund to make or hold any such investment, including in light of limitations relating to local laws or the willingness of administrative agents or borrowers to allow the Fund to become a direct lender.

Finally, loans may become non-performing for a variety of reasons. Non-performing debt obligations may require substantial workout negotiations, restructuring or bankruptcy filings that may entail a substantial reduction in the interest rate, deferral of payments and/or a substantial write-down of the principal of a loan or conversion of some or all of the debt to equity. Additional costs associated with these activities may reduce returns.

Loan Origination Risk. The Fund may originate loans, including, without limitation, residential and/or commercial real estate or mortgage-related loans, consumer loans or other types of loans, which may be in the form of, and without limitation as to a loan’s level of seniority within a capital structure, whole loans, assignments, participations, secured and unsecured notes, senior and second lien loans, mezzanine loans, bridge loans or similar investments. The Fund may originate loans to corporations and/or other legal entities and individuals, including foreign (non-U.S.) and emerging market entities and individuals. Loans may carry significant credit risks (for example, a borrower may not have a credit rating or score or may have a rating or score that indicates significant credit risk). This may include loans to public or private firms or individuals. The loans the Fund invests in or originates may vary in maturity and/or duration. The Fund is not limited in the amount, size or type of loans it may invest in and/or originate, including with respect to a single borrower or with respect to borrowers that are determined to be below investment grade, other than pursuant to any applicable law. The Fund’s investment in or origination of loans may also be limited by the requirements the Fund intends to observe under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) in order to qualify as a regulated investment company (“RIC”). The Fund may subsequently offer such investments for sale to third parties; provided, that there is no assurance that the Fund will complete the sale of such an investment. If the Fund is unable to sell, assign or successfully close transactions for the loans that it originates, the Fund will be forced to hold its interest in such loans for an indeterminate period of time. This could result in the Fund’s investments having high exposure to certain borrowers. The Fund will be responsible for the expenses associated with originating a loan (whether or not consummated). This may include significant legal and due diligence expenses, which will be indirectly borne by the Fund and Shareholders.

Loan origination and servicing companies are routinely involved in legal proceedings concerning matters that arise in the ordinary course of their business. In addition, a number of participants in the loan origination and servicing industry (including control persons of industry participants) have been the subject of regulatory actions by state regulators, including state attorneys general, and by the federal government. Governmental investigations, examinations or regulatory actions, or private lawsuits, including purported class action lawsuits, may adversely affect such companies’ financial results. To the extent the Fund engages in origination and/or servicing directly, or has a financial interest in, or is otherwise affiliated with, an origination or servicing company, the Fund will be subject to enhanced risks of litigation, regulatory actions and other proceedings. As a result, the Fund may be required to pay legal fees, settlement costs, damages, penalties or other charges, any or all of which could materially adversely affect the Fund and its holdings.

To the extent the Fund originates loans, the Fund may be subject to greater levels of credit risk, call risk, settlement risk, risk of subordination to other creditors, insufficient or lack of protection under federal securities laws and liquidity risk. These instruments are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments and may be more volatile than other types of securities. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in loans. In addition, the loans in which the Fund invests may not be listed on any exchange and a secondary market for such loans may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in loans may involve greater costs than transactions in more actively traded securities. In connection with certain loan transactions, transaction costs that are borne by the Fund may include the expenses of third parties that are retained to assist with reviewing and conducting diligence, negotiating, structuring and servicing a loan transaction, and/or providing other services in connection therewith. Furthermore, the Fund may incur such costs in connection with loan transactions that are pursued by the Fund but not ultimately consummated (so-called “broken deal costs”). Restrictions on transfers in loan agreements, a lack of publicly-available information, irregular trading activity and wide bid/ask spreads, among other factors, may, in certain circumstances, make loans more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in the Fund being unable to realize full value for the loans and/or may result in the Fund not receiving the proceeds from a sale of a loan for an extended period after such sale, each of which could result in losses to the Fund. Some loans may have extended trade settlement periods, including settlement periods of greater than seven days, which may result in cash not being immediately available to the Fund. If an issuer of a loan prepays or redeems the loan prior to maturity, the Fund may have to reinvest the proceeds in other loans or similar instruments that may pay lower interest rates. Because of the risks involved in investing in loans, an investment in the Fund should be considered speculative.

Limited Amortization Requirements Risk. The Fund may invest in loans that have limited mandatory amortization requirements. While these loans may obligate an issuer to repay the loan out of asset sale proceeds, with annual excess cash flow or by refinancing upon maturity, repayment requirements may be subject to substantial limitations that would allow an issuer to retain such asset sale proceeds or cash flow, thereby extending the expected weighted average life of the investment. In addition, a low level of amortization of any debt over the life of the investment may increase the risk that an issuer will not be able to repay or refinance the loans held by the Fund when it matures.

Prepayment Risk. Prepayment risk relates to the early repayment of principal on a loan or debt security. Loans are generally callable at any time, and certain loans may be callable at any time at no premium to par. The Adviser is generally unable to predict the rate and frequency of such repayments. Whether a loan is called will depend both on the continued positive performance of the issuer and the existence of favorable financing market conditions that allow such issuer the ability to replace existing financing with less expensive capital. As market conditions change frequently, the Adviser will often be unable to predict when, and if, this may be possible for each of the Fund’s issuers. Having the loan or other debt instrument called early may have the effect of reducing the Fund’s actual investment income below its expected investment income if the capital returned cannot be invested in transactions with equal or greater yields.

Counterparty Risk. The Fund is exposed to the risk that third parties that may owe the Fund, or its issuers, money, securities or other assets will not perform their obligations. These parties include trading counterparties, clearing agents, exchanges, clearing houses, custodians, prime brokers, administrators and other intermediaries. These parties may default on their obligations to the Fund or its issuers, due to bankruptcy, lack of liquidity, operational failure or other reasons. This risk may arise, for example, from entering into swap or other derivative contracts under which counterparties have long-term obligations to make payments to the Fund or its issuers, or executing securities, futures, currency or commodity trades that fail to settle at the required time due to non-delivery by the counterparty or systems failure by clearing agents, exchanges, clearing houses or other intermediaries. Also, any practice of rehypothecation of securities of the Fund or its issuers held by counterparties could result in the loss of such securities upon the bankruptcy, insolvency or failure of such counterparties. In addition, any of the Fund’s cash held with a prime broker, custodian or counterparty may not be segregated from the prime broker’s, custodian’s or counterparty’s own cash, and the Fund therefore may rank as an unsecured creditor in relation thereto. The inability to recover the Fund’s assets could have a material impact on the performance of the Fund. The consolidation and elimination of counterparties resulting from the disruption in the financial markets has generally increased the concentration of counterparty risk and has decreased the number of potential counterparties.

Investments in Highly Leveraged Issuers Risk. The Fund’s investments may include investments in issuers whose capital structures have significant leverage (including substantial leverage senior to the Fund’s investments), a considerable portion of which may be at floating interest rates. The leveraged capital structure of such issuers will increase their exposure to adverse economic factors such as rising interest rates, downturns in the economy or further deteriorations in the financial condition of the issuer or its industry. This leverage may result in more serious adverse consequences to such companies (including their overall profitability or solvency) in the event these factors or events occur than would be the case for less leveraged issuers. In using leverage, these issuers may be subject to terms and conditions that include restrictive financial and operating covenants, which may impair their ability to finance or otherwise pursue their future operations or otherwise satisfy additional capital needs. Moreover, rising interest rates may significantly increase the issuers or project’s interest expense, or a significant industry downturn may affect a company’s ability to generate positive cash flow, in either case causing an inability to service outstanding debt. The Fund’s investments may be among the most junior financing in an issuer’s capital structure. In the event such issuer cannot generate adequate cash flow to meet debt obligations, the company may default on its loan agreements or be forced into bankruptcy resulting in a restructuring or liquidation of the company, and the Fund, particularly in light of the subordinated and/or unsecured position of the Fund’s investments, may suffer a partial or total loss of capital invested in the company, which could adversely affect the return of the Fund.

Non-Performing Investments Risk. The Fund’s portfolio may include investments whose underlying collateral are “non-performing” and that are typically highly leveraged, with significant burdens on cash flow and, therefore, involve a high degree of financial risk. During an economic downturn or recession, securities of financially troubled or operationally troubled issuers are more likely to go into default than securities or instruments of other issuers. Securities or instruments of financially troubled issuers and operationally troubled issuers are less liquid and more volatile than securities or instruments of companies not experiencing financial difficulties. Investment, directly or indirectly in the financially and/or operationally troubled issuers involves a high degree of credit and market risk.

These difficulties may never be overcome and may cause borrowers to become subject to bankruptcy or other similar administrative proceedings. There is a possibility that the Fund may incur substantial or total losses on its investments and in certain circumstances, subject the Fund to certain additional potential liabilities that may exceed the value of the Fund’s original investment therein.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders or investors could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company. In addition, lenders in certain cases can be subject to lender liability claims for actions taken by them when they become too involved in the issuer’s or borrower’s business or exercise control over a borrower. It is possible that the Fund could become subject to a lender’s liability claim. Furthermore, if one of the Fund’s portfolio companies were to file for bankruptcy protection, a bankruptcy court might re-characterize the Fund’s debt holding and subordinate all or a portion of the Fund’s claim to claims of other creditors, even though the Fund may have structured its investment as senior secured debt. The likelihood of such a re-characterization would depend on the facts and circumstances.

The Fund may invest in the securities of companies that subsequently become involved in bankruptcy proceedings, reorganizations or financial restructurings, and that may face pending covenant violations or significant debt maturities. In such a case, the Adviser, on behalf of the Fund, may have a more active participation in the affairs of such issuers than is generally assumed by the Fund. Such investments could, in certain circumstances, subject the Fund to certain additional potential liabilities, which may exceed the value of the Fund’s original investment therein. For example, under certain circumstances, a lender who has inappropriately exercised control over the management and policies of a debtor may have its claims subordinated or disallowed or may be found liable for damages suffered by parties as a result of such actions. Furthermore, such investments could also subject the Fund to litigation risks or prevent the Fund from disposing of securities. In any reorganization or liquidation proceeding relating to a portfolio company or Investment, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment and/or may be required to accept payment over an extended period of time. In addition, under certain circumstances, payments to the Fund may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance, preferential payment, or similar transaction under applicable bankruptcy and insolvency laws. As more fully discussed below, in a bankruptcy or other proceeding, the Fund as a creditor may be unable to enforce its rights in any collateral or may have its security interest in any collateral challenged or disallowed, and its claims may be subordinated to the claims of other creditors.

The market for distressed securities is expected to be less liquid than the market for securities of companies that are not distressed. A substantial length of time may be required to liquidate investments in securities that become distressed. Furthermore, at times, a major portion of an issue of distressed securities may be held by relatively few investors, and the market may be limited to a narrow range of potential counterparties, such as other financial institutions that become distressed. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Adviser may find it more difficult to sell such securities on behalf of the Fund when the Adviser believes it advisable to do so or may only be able to sell such securities at a loss. The Adviser may also find it more difficult to determine the fair market value of distressed securities for purposes of computing the Fund’s NAV. In some cases, the Fund may be prohibited by contract from selling its investments for a period of time.

Asset-Backed Securities Risk. Asset-backed securities are investments that are backed primarily by the cash flows of a discrete pool of fixed or revolving receivables or other financial assets that by their terms convert into cash within a finite time period. These could include assets such as unsecured consumer or other receivables, credit card receivables, auto loans, consumer loans, trade receivables, equipment leases, and other assets that produce streams of payments. Asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity and therefore, if the assets or sources of funds available to the issuer are insufficient to pay those outstanding liabilities, the Fund will incur losses. In addition, asset-backed securities entail prepayment risk that may vary depending on the type of asset but is generally less than the prepayment risk associated with mortgage-backed securities. Asset-backed investments present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the Fund with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these investments.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Underlying Collateral Risks for Asset-Backed Securities. The collateral supporting asset-backed securities is generally of shorter maturity than certain other types of loans and is less likely to experience substantial prepayments. Asset-backed securities are often collateralized by pools of any variety of assets, including, for example, leases, financial obligations (including equipment finance, floorplan finance, fund finance, lease finance, litigation finance, intellectual property finance, insurance premium finance, project finance, supply chain finance, and trade and shipping finance), agricultural assets, auto leases and loans, datacenter assets or leases, debt consolidation loans, fleet leases, home loans, aircraft leases, railcar leases, small business loans, timeshare receivables, franchise rights, student loans and consumer loans, which may represent the obligations of a number of different parties and use credit enhancement techniques such as letters of credit, guarantees or preference rights. The market value of an asset-backed security is affected by changes in the market’s perception of the asset backing the asset-backed securities and the creditworthiness of the servicer for the loan pool, the originator of the loans or the financial institution providing any credit enhancement, as well as by the expiration or removal of any credit enhancement.

Another risk associated with asset-backed securities is that the collateral that secures asset-backed securities, such as credit card receivables, could be unsecured. In the case of credit card receivables, debtors are additionally entitled to the protection of a number of state and federal consumer loan laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. For asset-backed securities that are backed by transportation receivables, such asset-backed securities pose a risk because most issuers of such asset-backed securities permit the servicers to retain possession of the underlying obligations. Because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the asset-backed securities potentially will not have a proper security interest in all of the obligations backing such asset-backed securities. Therefore, there is a possibility that recoveries on repossessed collateral will not, in some cases, be available to support payments on these securities. As the foregoing shows, an underlying risk of investing in asset-backed securities is the dependence on debtors to timely pay their consumer loans.

The Fund’s investment strategies with respect to certain types of investments may be based, in part, upon the premise that certain investments (either held directly or through an asset backed security) that are otherwise performing may from time to time be available for purchase by the Fund at “undervalued” prices. Purchasing interests at what may appear to be “undervalued” or “discounted” levels is no guarantee that these investments will generate attractive risk-adjusted returns to the Fund or will not be subject to further reductions in value. No assurance can be given that investments can be acquired at favorable prices or that the market for such interests will continue to improve since this depends, in part, upon events and factors outside the control of the Adviser.

Structural, Legal, and Operational Risks for Asset-Backed Securities. The investment characteristics of asset-backed securities differ from traditional debt securities. Holders of asset-backed securities bear various other risks, including credit risks, liquidity risks, interest rate risks, market risks, operations risks, structural risks and legal risks. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that the principal can generally be prepaid at any time because the underlying loans or other assets generally can be prepaid at any time.

The value of asset-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. The price paid by the Fund for such securities, the yield the Fund expects to receive from such securities and the average life of such securities are based on a number of unpredictable factors, including the anticipated rate of prepayment of the underlying assets, and are therefore subject to the risk that the asset-backed security will lose value. Asset-backed securities are also subject to the general risks associated with investing in physical assets such as real estate; that is, they could lose value if the value of the underlying asset declines. Interest rate risk arises for the issuer from (a) the pricing terms on the underlying collateral, (b) the terms of the interest rate paid to holders of the asset-backed securities and (c) the need to mark to market the excess servicing or spread account proceeds carried on the issuing vehicle’s balance sheet. For the holder of the security, interest rate risk depends on the expected life of the asset-backed securities, which can depend on prepayments on the underlying assets or the occurrence of wind-down or termination events. If the servicer becomes subject to financial difficulty or otherwise ceases to be able to carry out its functions, it could be difficult to find other acceptable substitute servicers and cash flow disruptions or losses can occur, particularly with underlying collateral comprised of non-standard receivables or receivables originated by private retailers who collect many of the payments at their stores.

Credit risk arises from (i) losses due to defaults by obligors under the underlying collateral and (ii) the issuing vehicle’s or servicer’s failure to perform their respective obligations under the transaction documents governing the asset-backed securities. These two risks can be related, as, for example, in the case of a servicer that does not provide adequate credit-review scrutiny to the underlying collateral, leading to a higher incidence of defaults.

Market risk arises from the cash flow characteristics of the asset-backed securities, which for most asset-backed securities tend to be predictable. The greatest variability in cash flows comes from credit performance, including the presence of wind-down or acceleration features designed to protect the investor in the event that credit losses in the portfolio rise well above expected levels.

Structural and legal risks include the possibility that, in a bankruptcy or similar proceeding involving the originator or the servicer (often the same entity or affiliates), a court having jurisdiction over the proceeding could determine that, because of the degree to which cash flows on the assets of the issuing vehicle potentially have been commingled with cash flows on the originator’s other assets (or similar reasons), (a) the assets of the issuing vehicle could be treated as never having been truly sold by the originator to the issuing vehicle and could be substantively consolidated with those of the originator, or (b) the transfer of such assets to the issuer could be voided as a fraudulent transfer. The time and expense related to a challenge of such a determination also could result in losses and/or delayed cash flows.

In addition, investments in subordinated asset-backed securities involve greater credit risk of default than the senior classes of the issue or series. Default risks can be further pronounced in the case of asset-backed securities secured by, or evidencing an interest in, a relatively small or less diverse pool of underlying assets, which may include loans, leases, receivables, or other financial or tangible assets. The concentration or limited diversity of such underlying asset classes can increase the potential impact of defaults or other adverse events affecting one or more assets within the pool, thereby heightening the overall risk profile of the securities. Certain subordinated securities in an asset-backed security issue generally absorb all losses from default before any other class of securities in such issue is at risk, particularly if such securities have been issued with little or no credit enhancement equity. Such securities, therefore, possess some of the attributes typically associated with equity investments.

In the case of asset-backed securities structured using special purpose securitization vehicles, securitized assets are typically actively managed by an investment manager, which may be the Adviser or its affiliates, and as a result, such assets will be traded, subject to rating agency and other constraints, by such investment manager. The aggregate return on these equity securities will depend in part upon the ability of each such investment manager to actively manage the related portfolio of assets.

Collateralized Loan Obligations Risk. In the case of most CLOs, the structured finance securities are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches have a priority in right of payment to subordinated/equity tranches.

In light of the above, CLOs may therefore present risks similar to those of other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs depending upon the Fund’s ranking in the capital structure. Accordingly, the Fund may be exposed to the risks of investments in CLOs, which may be substantial. Such risks include, without limitation, (i) risks associated with the deterioration of the performance of the collateral obligations underlying the relevant CLOs, including risks relating to defaults of the CLO collateral and inability to recover such collateral, (ii) risks relating to the withdrawal of CLO senior tranches (including the negative impact such withdrawals may have on the holders of a CLO’s equity and mezzanine debt), (iii) risks relating to the price volatility of CLO collateral and a CLO’s securities (particularly its equity), (iv) risks relating to the principal payments payable on a CLO’s equity, (v) risks relating to complying with regulations applicable to CLOs and their managers (including risk retention regulations applicable under the laws of certain jurisdictions), (vi) interest rate risk, (vii) risks relating to investing in a “warehousing facility” established in respect of a CLO, (viii) general risks of investing in loans and debt securities, including below investment-grade investments and high-yield securities and (ix) tax implications of investing in CLOs.

Whole Loan Securitizations Risk. The Fund may invest in portfolios of cash-flowing assets or receivables or securitize one or more loans. Securitizing such loan or loans typically involves the creation of a wholly owned entity, the contribution of such loan or pool of loans to the entity and the issuance by the entity of securities or tranched loans to purchasers who would be expected to be willing to accept a substantially lower interest rate than the loans earn. The Fund may retain all or a portion of the equity in any such securitized loan or pool of loans and its retained equity would be exposed to any losses on such loans before any of the debt securities would be exposed to such losses. The Adviser and its affiliates will often be in a position to determine whether assets should be placed into a whole loan securitization or whether the Fund and other clients should acquire such loans or other instruments directly, which can also create the potential for conflicts of interest as the Adviser and its affiliates manage other clients with investment guidelines that do not permit such other clients to invest in whole loan securitizations. There can be no assurance that the Adviser will determine to seek to securitize assets in a manner that ensures that the Fund will be eligible to participate (or that such securitization will occur successfully) and the Adviser is permitted to make different determinations in good faith whether to seek to securitize certain assets which determination may differ from determinations to not securitize similar assets.

Real Estate Investments Risk. The Fund may invest a portion of its assets in securities and credit instruments of companies in the real estate industry, which has historically experienced substantial price volatility. The value of companies engaged in the real estate industry is affected by (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing; and (ix) changes in interest rates and leverage. In addition, the availability of attractive financing and refinancing typically plays a critical role in the success of real estate investments. As a result, such investments are subject to credit risk because borrowers may be delinquent in payment or default. Borrower delinquency and default rates may be significantly higher than estimated. The Adviser’s assessment, or a rating agency’s assessment, of borrower credit quality may prove to be overly optimistic. The value of securities in this industry may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.

The Fund’s investments in mortgage loans secured by real estate (including residential and commercial mortgage loans, non-agency mortgage loans and second-lien mortgage loans) will be subject to risks of delinquency, loss, taking title to collateral and bankruptcy of the borrower. The ability of a borrower to repay a loan secured by real estate is typically dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced or is not increased, depending on the borrower’s business plan, the borrower’s ability to repay the loan may be impaired. If a borrower defaults or declares bankruptcy and the underlying asset value is less than the loan amount, the Fund will suffer a loss.

In this manner, real estate values could impact the value of the Fund’s mortgage loan investments. Therefore, the Fund’s investments in mortgage loans will be subject to the risks typically associated with real estate. The Fund may invest in commercial real estate loans, which are secured by commercial property and are subject to risks of loss that may be greater than similar risks associated with loans made on the security of single-family residential property.

Legislative, regulatory and enforcement actions seeking to prevent or restrict foreclosures or providing forbearance relief to borrowers of residential mortgage loans may adversely affect the value of certain mortgage loan investments. Legislative or regulatory initiatives by federal, state or local legislative bodies or administrative agencies, if enacted or adopted, could delay foreclosure or the exercise of other remedies, provide new defenses to foreclosure, or otherwise impair the ability of the loan servicer to foreclose or realize on a defaulted mortgage loan. While the nature or extent of limitations on foreclosure or exercise of other remedies that may be enacted cannot be predicted, any such governmental actions that interfere with the foreclosure process or are designed to protect customers could increase the costs of such foreclosures or exercise of other remedies in respect of mortgage loans, delay the timing or reduce the amount of recoveries on defaulted mortgage loans held by the Fund, and consequently, could adversely impact the yields and distributions the Fund may receive in respect of its ownership of mortgage loans.

Real Assets Risk. The Fund may also invest a portion of its assets in securities and credit instruments associated with real assets, including infrastructure, digital infrastructure, datacenters, railcar, and aviation, which have historically experienced substantial price volatility. The value of companies engaged in these industries is affected by (i) changes in general economic and market conditions; (ii) changes in environmental, governmental and other regulations; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) surplus capacity and depletion concerns; (viii) the availability of financing; and (ix) changes in interest rates and leverage. In addition, the availability of attractive financing and refinancing typically plays a critical role in the success of these investments. As a result, such investments are subject to credit risk because borrowers may be delinquent in payment or default. Borrower delinquency and default rates may be significantly higher than estimated. The Adviser’s assessment, or a rating agency’s assessment, of borrower credit quality may prove to be overly optimistic. The value of securities in these industries may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.

Risks Related to Net Leases. The Fund may invest in commercial properties, subject to net leases. Typically, net leases require the tenants to pay substantially all of the operating costs associated with the properties. As a result, the value of, and income from, investments in commercial properties subject to net leases will depend, in part, upon the ability of the applicable tenant to meet its obligations to maintain the property under the terms of the net lease. If a tenant fails or becomes unable to so maintain a property, we will be subject to all risks associated with owning the underlying real estate. In addition, we may have limited oversight into the operations or the managers of these properties, subject to the terms of the net leases.

Certain commercial properties subject to net leases in which we invest may be occupied by a single tenant and, therefore, the success of such investments is largely dependent on the financial stability of each such tenant. A default of any such tenant on its lease payments to us would cause us to lose the revenue from the property and cause us to have to find an alternative source of revenue to meet any mortgage payment and prevent a foreclosure if the property is subject to a mortgage. In the event of a default, we may experience delays in enforcing our rights as landlord and may incur substantial costs in protecting our investment and re-letting our property. If a lease is terminated, we may also incur significant losses to make the leased premises ready for another tenant and experience difficulty or a significant delay in re-leasing such property.

In addition, net leases typically have longer lease terms and, thus, there is an increased risk that contractual rental increases in future years will fail to result in fair market rental rates during those years.

Mortgage-Backed Securities Risk. The Fund may from time to time to invest in pools or tranches of mortgage-backed securities (including CMBS and residential mortgage-backed securities (“RMBS”)). The collateral underlying mortgage-backed securities generally consists of commercial mortgages or real property that has a residential, multifamily or commercial use, such as retail space, office buildings, warehouse property and hotels, and may include assets or properties owned directly or indirectly by one or more other clients.

Commercial Mortgage-Backed Securities Risk. The Fund’s portfolio may include CMBS, which are securities backed by obligations (including certificates of participation in obligations) that are principally secured by interests in real property having a multifamily or commercial use, such as regional malls, other retail space, office buildings, industrial or warehouse properties, hotels, nursing homes and senior living centers. CMBS have been issued in public and private transactions by a variety of public and private issuers using a variety of structures, including senior and subordinated classes. Commercial mortgage loans generally lack standardized terms, tend to have shorter maturities than residential mortgage loans and may provide for the repayment of all or substantially all of the principal only at maturity. All of these factors increase the risk involved with commercial real estate lending. Commercial properties tend to be unique and are more difficult to value than one-to-four family residential properties. Commercial lending is generally viewed as exposing a lender to a greater risk of loss than residential one-to-four family lending since it typically involves larger loans to a single borrower than residential one-to-four family lending.

Commercial mortgage lenders typically look to the debt service coverage ratio of a loan secured by income-producing property as an important measure of the risk of default on a loan. Commercial property values and net operating income are subject to volatility, and net operating income may be sufficient or insufficient to cover debt service on the related mortgage loan at any given time. The repayment of loans secured by income-producing properties is typically dependent upon the successful operation of the related real estate project as well as upon the liquidation value of the underlying real estate. The value of commercial real estate is also subject to a number of laws and regulations, such as regulations and laws regarding environmental clean-up and limitations on remedies imposed by bankruptcy laws and state laws regarding foreclosures and rights of redemption.

Most commercial mortgage loans underlying mortgage-backed securities are effectively non-recourse obligations of the borrower, meaning that there is no recourse against the borrower’s assets other than the collateral. If borrowers are not able or willing to refinance or dispose of encumbered property to pay the principal and interest owed on such mortgage loans, payments on the subordinated classes of the related mortgage-backed securities are likely to be adversely affected. The ultimate extent of the loss, if any, to the subordinated classes of mortgage-backed securities may only be determined after a negotiated discounted settlement, restructuring or sale of the mortgage note, or the foreclosure (or deed in lieu of foreclosure) of the mortgage encumbering the property and subsequent liquidation of the property. Foreclosure can be costly and delayed by litigation and/or bankruptcy. Factors such as the property’s location, the legal status of title to the property, its physical condition and financial performance, environmental risks, and governmental disclosure requirements with respect to the condition of the property may make a third-party unwilling to purchase the property at a foreclosure sale or to pay a price sufficient to satisfy the obligations with respect to the related mortgage-backed securities. Revenues from the assets underlying such mortgage-backed securities may be retained by the borrower and the return on investment may be used to make payments to others, maintain insurance coverage, pay taxes or pay maintenance costs. Such diverted revenue is generally not recoverable without a court-appointed receiver to control collateral cash flow.

CMBS may pay fixed or floating rates of interest. Fixed-rate CMBS, like all fixed income securities, generally decline in value as rates rise. Moreover, although generally the value of fixed income securities increases during periods of falling interest rates, the inverse relationship may not be as marked in the case of CMBS due to the increased likelihood of prepayments during periods of falling interest rates. This effect is mitigated to some degree for mortgage loans providing for a period during which no prepayments may be made.

Certain CMBS lack regular amortization of principal, resulting in a single “balloon” payment due at maturity. If the underlying mortgage borrower experiences business problems, or other factors limit refinancing alternatives, such balloon payment mortgages are likely to experience payment delays or even default.

Residential Mortgage-Backed Securities Risk. The Fund’s portfolio may include RMBS. Holders of RMBS bear various risks, including credit, market, interest rate, structural and legal risks. RMBS represent interests in pools of residential mortgage loans secured by one to four family residential mortgage loans. Such loans may be prepaid at any time. Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity, although such loans may be securitized by government agencies and the securities issued are guaranteed. The rate of defaults and losses on residential mortgage loans will be affected by a number of factors, including general economic conditions and those in the geographic area where the mortgaged property is located, the terms of the mortgage loan, the borrower’s “equity” in the mortgaged property and the financial circumstances of the borrower. If a residential mortgage loan is in default, foreclosure of such residential mortgage loan may be a lengthy and difficult process and may involve significant expenses. Furthermore, the market for defaulted residential mortgage loans or foreclosed properties may be very limited.

Further, each underlying residential mortgage loan in an issue of RMBS may have a balloon payment due on its maturity date. Balloon residential mortgage loans involve a greater risk to a lender than self-amortizing loans, because the ability of a borrower to pay such amount will normally depend on its ability to obtain refinancing of the related mortgage loan or sell the related mortgaged property at a price sufficient to permit the borrower to make the balloon payment, which will depend on a number of factors prevailing at the time such refinancing or sale is required, including the strength of the residential real estate markets, tax laws, the financial situation and operating history of the underlying property, interest rates, conditions in credit markets and general economic conditions. If the borrower is unable to make such balloon payment, the related issue of RMBS may experience losses.

Certain mortgage loans may be of sub-prime credit quality. Originators of loans make sub-prime mortgage loans to borrowers that typically have limited access to traditional mortgage financing for a variety of reasons, including impaired or limited past credit history, lower credit scores, high loan-to-value ratios or high debt-to-income ratios. As a result of these factors, delinquencies and liquidation proceedings are more likely with sub-prime mortgage loans than with mortgage loans that satisfy customary credit standards. Another factor that may result in higher delinquency rates is the increase in monthly payments on adjustable-rate mortgage loans.

From time to time, the residential mortgage market in the U.S. has experienced a variety of difficulties and changed economic conditions. Such difficulties and conditions, if they occur, may adversely affect the performance and market value of RMBS and collateralized-debt obligation securities backed by RMBS, including through causing delinquencies and losses with respect to residential mortgage loans to occur and/or increase and/or causing housing prices and appraisal values in many states to decline or stop appreciating. Any such decline or extended flattening of those values may result in increases in delinquencies and losses on RMBS generally.

Collateralized Mortgage Obligations Risk. There are certain risks associated specifically with collateralized mortgage obligations (“CMOs”). CMOs are a more complex form of RMBS, as they are structured into multiple tranches, each with different levels of risk and payment priorities, allowing investors to select securities that best match their risk tolerance and investment objectives. CMOs issued by private entities are not obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss. In addition, the average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred in 1994 and 2008, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demands imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone.

Stripped Mortgage Securities Risk. Stripped mortgage securities are mortgage-backed securities that have been separated into two components—interest-only (IO) and principal-only (PO) strips—allowing investors to purchase either the right to receive only the interest payments or only the principal repayments from the underlying pool of mortgages. These investments are highly sensitive to changes in interest and prepayment rates and tend to be less liquid than other CMOs.

Inverse Floaters Risk. Inverse floaters are a class of CMOs with a coupon rate that resets in the opposite direction from the market rate of interest to which it is indexed. Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate of an inverse floater. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market prices.

Credit and Market Risk. Investments in fixed rate and floating rate mortgage-backed securities will entail normal credit risks (i.e., the risk of non-payment of interest and principal) and market risks (i.e., the risk that interest rates and other factors will cause the value of the instrument to decline). Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security’s market value and yield will not change. Like other bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise. Floating rate mortgage-backed securities will generally tend to have minimal changes in price when interest rates rise or fall. The value of all mortgage-backed securities may also change because of changes in the market’s perception of the creditworthiness of the organization that issued or guarantees them. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation. Fluctuations in the market value of mortgage-backed securities after their acquisition usually do not affect cash income from such securities but are reflected in the Fund’s net asset value. The liquidity of mortgage-backed securities varies by type of security; at certain times the Fund may encounter difficulty in disposing of investments. Other factors that could affect the value of a mortgage-backed security include, among other things, the types and amounts of insurance which a mortgagor carries, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage and the amount of overcollateralization of a mortgage pool.

Prepayment and Redemption Risk. Mortgage-backed securities reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, the borrowers can, and typically do, pay them off sooner. In such an event, the mortgage-backed security which represents an interest in such underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of the Fund’s higher yielding securities are likely to be redeemed and the Fund will probably be unable to replace them with securities having as great a yield. Prepayments can result in lower yields to Shareholders. The increased likelihood of prepayments when interest rates decline also limits market price appreciation of mortgage-backed securities. In addition, a mortgage-backed security may be subject to redemption at the option of the issuer. If a mortgage-backed security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, which could have an adverse effect on the Fund’s ability to achieve its investment objective.

Adjustable Rate Mortgages Risk. Adjustable rate mortgages (“ARMs”) contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the minimum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then outstanding principal balance of the ARM.

Mortgage Dollar Rolls Risk. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Mortgage dollar rolls are speculative techniques involving leverage, and are considered borrowings by the Fund. Under the requirements of the 1940 Act, the Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings.

Receivables Financing Risk. The Fund may invest in alternative lending-related securities with exposure to receivables or invoice financing, including loans or advances made to businesses, secured by invoice receivables, originated by specialty finance managers, marketplace lending platforms or other originators. The Fund will be reliant on the originator’s ability to source suitable deals, detect fraud, assess the credit worthiness of both the borrower and the obligor on the invoice, manage operational and financial risk and, in the event of default, pursue and collect collateral. In the event of default, the Fund incurs the risk that it may only rank as an unsecured creditor. The obligor on the invoice may dispute any aspect of its obligation and delay, reduce or withhold payments, which may affect the value of the collateral.

In making such investments, the Fund is dependent upon the originators’ ability to monitor and curtail fraud, including factoring fraud, which involves the falsification of invoice documents. False invoices can easily be created online to appear as if they have been issued by legitimate debtors or as if the invoiced amounts are higher than they actually are. Platforms that originate trade receivables financing loans to corporations usually conduct due diligence but do not always conduct on-site visits to verify that the business exists and is in good standing. For this reason, the risk of fraud may be greater with corporate trade receivables. Typically, an originator will seek to validate that the debtor has received the goods or services for which it has been invoiced and is willing to pay the creditor before making the receivables available for investment, although this may not always be the case. There can be no assurance, however, that the debtor will not subsequently dispute the quality or price of the goods or services and withhold payments. Fraud, delays or write-offs associated with such disputes could directly impact the profitability of the Fund’s investments in alternative lending-related securities with exposure to trade receivables. In the event of insolvency of any debtor owing funds on a receivable that the Fund has purchased directly or indirectly, the Fund may only rank as an unsecured creditor. In the case of receivables transferred with recourse, when a debtor defaults on its obligations to the purchaser of the receivable (such as the Fund, directly or indirectly), the seller of the receivable will become obligated to fulfill any remaining invoice amounts owed to the purchaser. In the case of receivables transferred without recourse, the Fund or other direct owner of the receivable will have no such “back-up” obligor in the event of a debtor default. In either scenario, there is a risk that the party with the payment obligation will fail to make payments timely or at all.

Such investments may include credit card receivables, which are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due.

Royalties Risk. The Fund may invest in royalties, either directly purchasing the asset generating royalties or providing loans secured by royalties. Investments in royalties incorporate a number of general market risks along with risks specific to various underlying royalty strategies, such as oil & gas, music/entertainment and healthcare, among others. Included in those risks could be volatility in commodities, regulatory changes, delays in government approvals, patent defense and enforcement, product liabilities, product pricing and the dependence on third parties to market or distribute the product. The market performance of the target products, therefore, may be diminished by any number of factors that are beyond the Fund’s control.

Direct Acquisitions of Existing Royalties Risk. Investing in existing royalties exposes the Fund to several risks, including the potential for overvaluing royalty streams based on inaccurate forecasts or market changes that could affect the underlying assets’ revenue generation. Legal and regulatory shifts may alter the enforceability of royalty agreements, and the Fund’s returns could be jeopardized if the royalty grantors face financial instability or operational failures. Participation in consortiums for acquisitions introduces risks such as misalignment of interests and decision-making complexities. Furthermore, market volatility can impact asset demand and royalty value, while the unique nature of royalty assets may pose liquidity challenges, limiting the Fund’s ability to quickly divest holdings. The culmination of these factors may result in reduced returns or capital loss.

Acquisition of Equity in Existing Royalty Companies Risk. Investing in equity of existing royalty companies exposes the Fund to inherent risks associated with equity ownership. Additionally, the Fund assumes company-specific operational risks, which encompass potential challenges related to the royalty company’s operational efficiency, competitive position, and overall financial health. The Fund’s investments are also subject to the quality of the relevant target royalty company’s management and their strategic decisions, which can impact the company’s profitability and the Fund’s returns. Such exposure to the managerial decisions and performance of the royalty company means that the success of such investments by the Fund will be affected by the royalty company’s governance and strategic direction.

Acquisition of Existing Debt Instruments Backed by Royalties or Intellectual Property and Lending Against Royalties Risk. To the extent the Fund acquires debt instruments secured by royalties or intellectual property, it is subject to several credit-related risks. The creditworthiness of the issuer is a primary concern, which may occur if the royalty income fails to meet the borrower’s debt obligations. As any deterioration in the issuer’s financial health can impact their ability to meet payment obligations, raising the risk of default. Fluctuations in interest rates can affect both the market value of the debt instruments and the cost of borrowing, potentially leading to changes in the Fund’s returns. Moreover, there is the risk that the underlying royalties or intellectual property may fail to produce the anticipated income, whether due to legal challenges, market conditions, or operational issues with the royalty-generating assets. If a loan’s seniority is subordinate to other creditors, the Fund may face difficulties in realizing its security interests in the event of a borrower’s insolvency. The enforceability of security interests is also a key risk, as legal complexities or inadequate collateral documentation can hinder the Fund’s ability to claim its rights to the royalty streams or underlying assets. This could compromise the issuer’s capacity to service the debt and, consequently, affect the Fund’s income stream from these investments.

Royalty Financing via New Royalty Agreements or Through Prepayment Agreements Risk. To the extent the Fund engages in royalty financing, whether through new royalty agreements or prepayment agreements, it will expose the Fund to several potential risks. In the case of new royalty agreements, risks include miscalculations in royalty valuation due to erroneous assumptions about future revenue streams, market dynamics, or operational success of the underlying asset. Misaligned royalty rates with future market conditions can lead to significant profitability issues, affecting the Fund’s return on investment. Similarly, there is a performance risk where the asset may fail to meet financial or operational expectations, resulting in lower-than-anticipated royalty income. For prepayment agreements, the Fund faces risks related to dependency on the future performance of the royalty-generating asset. By providing an upfront payment in exchange for future royalty streams, the Fund risks the asset underperforming or failing due to operational challenges, market downturns, or unforeseen circumstances. Such underperformance can lead to insufficient royalty payments, jeopardizing the Fund’s ability to recover its initial outlay and potentially resulting in lower returns on investment or financial losses.

Equipment Leasing Risk. The Fund may invest in debt instruments or other securities that are backed by equipment leases and sale leaseback loans, which may expose the Fund to considerable risk. These investments are subject to a variety of risks associated with the underlying leases and the performance of the lessees. In cases of a non-performing lessee, there are considerable costs associated with terminating leases and retrieving hard assets that can disrupt and reduce cash flow. In the event of a lessee’s bankruptcy, the process of terminating the lease and recovering the equipment may be further complicated and delayed by bankruptcy proceedings, increasing the risk of loss. Additionally, the value of repossessed equipment may be adversely affected by market conditions, technological obsolescence, or physical deterioration, making it difficult to re-lease or sell the equipment at a favorable price. Equipment leasing can involve significant costs and delays, which may disrupt or reduce the cash flows available to service the debt instrument or security.

In a loan against equipment transaction, also known as a sale leaseback, equipment is sold on paper by the seller and leased back. The seller obtains working capital and keeps the equipment on the seller’s property. As with equipment leasing, there are considerable costs associated with terminating such loans and retrieving hard assets in the event that a borrower fails to make timely payments on the loan. Further, the value of the subject equipment will decline over time as a result of use by the borrower, reducing the value of the collateral backing the loan and increasing the risk that the Fund will not recover the full value of its investment in the event of borrower default.

Aircraft Industry Risk. The Fund may invest in debt instruments or other securities that are backed by aircraft and aircraft equipment, which subject the Fund to risks related to the aircraft industry. Investments in securitizations and other financial instruments backed by aircraft and aircraft equipment are subject to a number of risks relating to the aircraft industry including reduced leasing of aircraft and related equipment by commercial airlines and the commercial aircraft industry generally, reduction in demand for any one aircraft or type of aircraft, the maintenance and operating history of the specific aircraft or components that back such securities, maintenance or performance issues with the model and type of aircraft that back such securities, and regulatory risk relating to the aircraft industry. Adverse developments with respect to any of the foregoing may adversely affect the value of securities collateralized or otherwise backed by aircraft or aircraft equipment. In addition, the bankruptcy of the lessors or lessees of the aircraft or aircraft equipment that back such securities may complicate financial recoveries in connection with such securities and therefore have a negative impact on their value. Market events such as economic declines and recessions, geopolitical conflicts and the occurrence or threat of pandemics, terrorism or war may also have an adverse effect on the aircraft industry generally and securities related to the same, especially when such market events cause declines in travel, increases in costs or future uncertainty for airlines, aircraft or the commercial aircraft industry generally. There can be no assurance that future events will not have a negative impact on the aircraft industry or securities collateralized or otherwise backed by aircraft or aircraft equipment.

Transportation Finance Risk. The Fund may invest in transportation finance-related instruments. The transportation finance sector is cyclical in nature and will likely be dependent upon continued economic growth in the world’s economies. Economic recessions, terrorism, pandemics, the price of fuel, and newer, more efficient vehicles are all risks to these types of investments. Further, funds operating in these sectors will often have greater portfolio concentration.

Infrastructure Debt Risk. The Fund may invest its assets in debt securities issued by companies in the infrastructure industry or assets collateralized by such debt. Infrastructure companies are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown including surplus capacity, government budgetary constraints and other factors. Additionally, infrastructure companies may be subject to regulation by various governmental authorities and also may be affected by governmental regulation of rates charged to customers, service interruptions and/or legal challenges due to environmental, operational or other issues and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that publicly-funded infrastructure projects may be subject to the effects of public corruption resulting in delays and cost overruns. Other risks include environmental damage due to a company’s operations or an accident, changes in market sentiment toward infrastructure and terrorist acts. Infrastructure securities may also be highly illiquid investments.

Venture Lending Risk. Investing in venture capital-backed companies involves a number of significant risks. Typically, the debt in which the Fund will invest is not initially rated by any rating agency; however, we believe that if such investments were rated, they would be below investment grade. Compared to larger publicly owned companies, these venture capital-backed companies may be in a weaker financial position and experience wider variations in their operating results, which may make them more vulnerable to economic downturns. Typically, these companies need more capital to compete; however, their access to capital is limited and their cost of capital is often higher than that of their competitors. Venture capital-backed companies face intense competition from larger companies with greater financial, technical and marketing resources and their success typically depends on the managerial talents and efforts of an individual or a small group of persons. Therefore, the loss of any of its key employees could affect a venture capital-backed company’s ability to compete effectively and harm its financial condition. Further, some of these companies conduct business in regulated industries that are susceptible to regulatory changes. These factors could impair the cash flow of venture capital-backed companies and result in other events, such as bankruptcy. These events could limit a venture capital-backed company’s ability to repay its obligations to the Fund, which may have an adverse effect on the return on, or the recovery of, the Fund’s investment in these businesses. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in the value of the loan’s collateral.

Some of these companies cannot obtain financing from public capital markets or from traditional credit sources, such as commercial banks. Accordingly, loans made to these types of companies pose a higher default risk than loans made to companies that have access to traditional credit sources.

Joint Ventures Risk. From time to time, the Fund may hold a portion of our investments through partnerships, joint ventures, securitization vehicles or other entities with third-party investors (collectively, “joint ventures”). Joint venture investments involve various risks, including risks similar to those associated with a direct investment in a portfolio company, the risk that we will not be able to implement investment decisions or exit strategies because of limitations on our control under applicable agreements with joint venture partners, the risk that a joint venture partner may become bankrupt or may at any time have economic or business interests or goals that are inconsistent with those of the Fund, the risk that a joint venture partner may be in a position to take action contrary to the Fund’s objectives, the risk of liability based upon the actions of a joint venture partner and the risk of disputes or litigation with such partner and the inability to enforce fully all rights (or the incurrence of additional risk in connection with enforcement of rights) one partner may have against the other, including in connection with foreclosure on partner loans, because of risks arising under state law. Our ability to exercise control or significant influence over management in these cooperative efforts will depend upon the nature of the joint venture arrangement, and certain joint venture arrangements may pose risks of impasse if no single party controls the joint venture, including the risk that we will not be able to implement investment decisions or exit strategies because of limitations on our control under applicable agreements with joint venture partners. In addition, we may, in certain cases, be liable for actions of our joint venture partners. The joint ventures in which we participate may sometimes be allocated investment opportunities that might have otherwise gone entirely to the Fund, which may reduce our return on equity. Additionally, our joint venture investments may be held on an unconsolidated basis and at times may be highly leveraged. Such leverage would not count toward the investment limits imposed on us by the 1940 Act. If an investment in an unconsolidated joint venture were to be consolidated for any reason, the leverage of such joint venture could impact our ability to maintain the minimum coverage ratio of total assets to total borrowings and other senior securities required under the 1940 Act, which have an effect on our operations and investment activities. See “Leverage Risk.”

Subsidiaries Risk. The Fund may in the future invest in entities (1) that will be primarily controlled by the Fund; and (2) that primarily engage in investment activities in securities or other assets (each such entity, a “Subsidiary”). A Subsidiary is “primarily controlled” by a fund when (a) the registered fund controls the unregistered entity within the meaning of Section 2(a)(9) of the 1940 Act; and (b) the registered fund’s control of the unregistered entity is greater than that of any other person. The Board has oversight responsibility for the investment activities of the Fund, including its investment in any Subsidiary, and the Fund’s role as sole member or shareholder of any Subsidiary. To the extent applicable to the investment activities of a Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund.

The Fund does not expect that any Subsidiary will be required to register as an investment company under the 1940 Act. The Fund expects that any investment advice provided by an investment adviser to a Subsidiary of the Fund would be provided by the Fund’s investment adviser and the Board will consider any investment advisory services provided to a Subsidiary of the Fund in connection with the Board’s annual consideration of the Fund’s investment advisory agreement. Any investment advisory agreement for a Subsidiary will comply with Section 15 of the 1940 Act, including that (i) such investment advisory agreement will be approved by the Board and (ii) such investment advisory agreement between the Subsidiary and its investment adviser will be filed as an exhibit to the Registration Statement.

The Fund will comply with Section 8 and Section 18 of the 1940 Act, governing investment policies and capital structure and leverage, respectively, on an aggregate basis with any Subsidiary. Any Subsidiary also would comply with Section 17 of the 1940 Act relating to affiliated transactions and custody. The Fund would “look through” any such Subsidiary to determine compliance with its investment policies.

By investing in a Subsidiary, the Fund would be indirectly exposed to the principal investment strategies and principal risks associated with the Subsidiary’s investments. The investments held by a Subsidiary would be subject to the same risks that would apply to similar investments if held directly by the Fund. Therefore, the Fund would be subject to the same principal risks to which the Subsidiary is subject.

Bridge Financings Risk. From time to time, the Fund may lend to portfolio companies on a short-term, unsecured basis or otherwise invest on an interim basis in portfolio companies in anticipation of a future issuance of equity or long-term debt securities or other refinancing or syndication. Such bridge loans would typically be convertible into a more permanent, long-term security; however, for reasons not always in the Fund’s control, such long-term securities issuance or other refinancing or syndication may not occur and such bridge loans and interim investments may remain outstanding. In such event, the interest rate on such loans or the terms of such interim investments may not adequately reflect the risk associated with the position taken by the Fund.

Liquid Credit Risk. Investments in liquid credit instruments are subject to a variety of risks that could cause the Fund to lose money or experience diminished returns, notwithstanding the relative marketability of those instruments. Although the Adviser may invest in liquid credit instruments that trade in active markets, periods of market dislocation, adverse credit events, rising interest rates, or other stresses can impair the ability to buy and sell such securities quickly, at stated valuations, or without materially affecting prevailing prices. Consequently, the Fund could be forced to buy or sell positions at inopportune times or at significantly elevated (or discounted) prices.

Corporate Bonds Risk. Corporate bonds are debt obligations issued by corporations and other business entities. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating or may be zero-coupon bonds. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder. Corporate bonds contain elements of both interest-rate risk and credit risk and are subject to the risks associated with other debt securities, among other risks. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. Depending on the nature of the seniority provisions, a senior corporate bond may be junior to other credit securities of the issuer. The market value of a corporate bond may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the marketplace, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.

High Yield Debt Risk. The Fund may invest in debt securities that may be classified as “higher-yielding” (and, therefore, higher-risk) debt securities (also known as “junk bonds”). In most cases, such debt will be rated below “investment grade” or will be unrated and will face both ongoing uncertainties and exposure to adverse business, financial or economic conditions and the issuer’s failure to make timely interest and principal payments. The market for high yield securities (junk bonds) has experienced periods of volatility and reduced liquidity. High yield securities (junk bonds) may or may not be subordinated to certain other outstanding securities and obligations of the issuer, which may be secured by all or substantially all of the issuer’s assets. High yield securities (junk bonds) may also not be protected by financial covenants or limitations on additional indebtedness. The market values of certain of these debt securities may reflect individual corporate developments. General economic recession or a major decline in the demand for products and services in the industry in which the borrower operates would likely have a materially adverse impact on the value of such securities or could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default of such securities. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of these high yield debt securities (junk bonds).

Inflation-Linked Debt Securities Risk. Inflation-linked debt securities are structured to provide protection against inflation. The value of the principal or the interest income paid on an inflation-linked debt security is adjusted to track changes in an official inflation measure. Repayment of the original principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed debt securities. For securities that do not provide a similar guarantee, the adjusted principal value of the securities repaid at maturity may be less than the original principal value. The value of inflation-linked debt securities is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. In general, the price of an inflation-linked debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-linked debt securities will vary as the principal and/or interest is adjusted for inflation and can be unpredictable. In periods of deflation, the Fund may have no income at all from such investments. The principal value of an investment in the Fund is not protected or otherwise guaranteed by virtue of the Fund’s investments in inflation-linked debt securities.

Equity Investments Risk. The Fund may make select equity investments. In addition, in connection with the Fund’s debt investments, the Fund may on occasion receive equity interests such as warrants or options as additional consideration. The equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, the Fund may not be able to realize gains from its equity interests, and any gains that the Fund does realize on the disposition of any equity interests may not be sufficient to offset any other losses the Fund experiences.

Warrants Risk. The Fund may receive or purchase warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.

Preferred Stock Risk. Preferred stock generally has a preference as to dividends and upon the event of liquidation over an issuer’s common stock, but it ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate, but unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

Convertible Securities Risk. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security generally entitles its holder to receive interest or a dividend until the convertible security matures or is redeemed or converted. Convertible securities generally: (i) have higher yields than the dividends on the underlying common stocks, but lower yields than non-convertible securities of a comparable duration; (ii) are less volatile in price than the underlying common stock due to their fixed-income characteristics; (iii) have a significant option component to their value which is directly impacted by the prevailing market volatility and interest rates; and (iv) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion feature) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase) as well as market volatility (with the conversion value increasing as market volatility increases). The credit standing of the issuer and other factors may also have an effect on investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent that the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security. Generally, the amount of the premium decreases (as with an option) as the convertible security approaches maturity.

A convertible security may be subject to redemption at the option of the issuer. If a convertible security held by the Fund is called for redemption, the Fund will be required either to permit the issuer to redeem the security or convert it into the underlying common stock. Either of these actions could have an adverse effect on the value of the position.

U.S. Government Debt Securities Risk. U.S. government debt securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from other securities. Like other debt securities, however, the values of U.S. government debt securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV. Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited. In the absence of a suitable secondary market, such participations are generally considered illiquid. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could impact the creditworthiness of the U.S. and could impact the liquidity of the U.S. Government securities markets and ultimately the Fund.

Structured Products Risk. The Fund may invest in structured products, including structured notes, credit-linked notes and other types of structured products. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) are generally influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining such financing, which may adversely affect the value of the structured products owned by the Fund. Structured products are generally subject to market risk, credit risk, liquidity risk, leverage risk, valuation risk and operational risks.

Investments in Middle-Market Companies Risk. Investments in middle market companies, while often presenting greater opportunities for growth, may also entail larger risks than are customarily associated with investments in large companies. Middle-market companies may have more limited product lines, capitalization, markets and financial resources, and may be dependent on a smaller management group. As a result, such companies may be more vulnerable to general economic trends and to specific changes in markets and technology. In addition, future growth may be dependent on additional financing, which may not be available on acceptable terms when required. Furthermore, there is ordinarily a more limited marketplace for the sale of interests in smaller companies, which may make realizations of gains more difficult, by requiring sales to other investors. In addition, the relative illiquidity of investments held by closed-end funds generally, and the somewhat greater illiquidity of closed-end fund investments in middle market companies, could make it difficult for the Fund to react quickly to negative economic or political developments.

Investments in Less Established Companies Risk. The Fund may invest a portion of its assets in the securities of less established companies. Certain of the investments may be in businesses with little or no operating history. Investments in such early-stage growth companies may involve greater risks than are generally associated with investments in more established companies. To the extent there is any public market for the securities held by the Fund, such securities may be subject to more abrupt and erratic market price movements than those of larger, more established companies. Less established companies tend to have lower capitalizations and fewer resources and are, therefore, often more vulnerable to financial failure. Such companies also may have shorter operating histories on which to judge future performance and in many cases, if operating, will have negative cash flow. There can be no assurance that any such losses will be offset by gains (if any) realized on the Fund’s other investments. In addition, less mature companies could be deemed to be more susceptible to irregular accounting or other fraudulent practices.

In the event of fraud by any company in which the Fund invests, the Fund may suffer a partial or total loss of capital invested in that company.

The Fund may invest in issuers that: (i) have little or no operating history, (ii) offer services or products that are not yet ready to be marketed, (iii) are operating at a loss or have significant fluctuations in operating results, (iv) are engaged in a rapidly changing business or (v) need substantial additional capital to set up internal infrastructure, hire management and personnel, support expansion or achieve or maintain a competitive position. Such issuers may face intense competition, including competition from companies with greater financial resources, more extensive capabilities and a larger number of qualified managerial and technical personnel.

Liquidity of Investments Risk. The Fund is required to maintain a minimum level of liquid assets in its portfolio to ensure it can meet its interval repurchase obligations. This liquidity requirement is designed to help the Fund satisfy shareholder requests for repurchases in accordance with the Fund’s stated repurchase schedule, even during periods of market stress or reduced trading activity. The Fund may invest in securities of any market capitalization and may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund’s ability to sell particular securities at an advantageous price or in a timely manner. In the event certain securities experience limited trading volumes, the prices of such securities may display abrupt or erratic movements at times. In addition, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. If for any reason the Fund is required to liquidate all or a portion of a portfolio quickly, such portfolio may realize significantly less than the fair value at which it previously recorded these investments. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over the counter markets. Illiquid securities may sell at prices that are lower than similar securities that are not subject to restrictions on resale. The market prices, if any, for such illiquid investments tend to be volatile and may not be readily ascertainable and the Fund may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale. Because of valuation uncertainty, the fair values of such illiquid investments reflected in the NAV of the Fund attributable to such investments may not necessarily reflect the prices that would actually be obtained by the Fund when such investments are realized. If the realization occurs at a price that is significantly lower than the NAV attributable to such investment, the Fund will suffer a loss. Moreover, securities in which the Fund may invest include those that are not listed on a stock exchange or traded in an over-the-counter market. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. The size of the Fund’s position may magnify the effect of a decrease in market liquidity for such instruments. Changes in overall market leverage, deleveraging as a consequence of a decision by the counterparties with which the Fund enters into repurchase/reverse repurchase agreements to reduce the level of leverage available, or the liquidation by other market participants of the same or similar positions, may also adversely affect the Fund’s portfolio.

Investments in Underlying Investment Companies or Business Development Companies Risk. Because the Fund may invest in underlying investment companies and BDCs, a Shareholder’s investment in the Fund will be affected by the investment policies and decisions of each underlying investment company in direct proportion to the amount of Fund assets that are invested in each underlying investment company. To the extent the Fund invests in underlying investment companies that are not registered under the 1940 Act, such investment companies are not subject to the investor protections provided under the 1940 Act. The securities of the underlying investment companies or BDCs in which the Fund invests or plans to invest may be illiquid. Investment companies and BDCs may also incur leverage, subjecting the Fund to the risks of leverage and the difficulties of valuing such investment companies and BDCs. Subscriptions to purchase the securities of underlying investment companies or BDCs are typically subject to restrictions or delays. There is no regular market for interests in many underlying investment companies or BDCs or portfolio companies, which typically must be sold in privately negotiated transactions. Any such sales would likely require the consent of the manager of the applicable underlying investment companies or BDCs or the board of the portfolio company, and could occur at a discount to the stated NAV. If the Adviser determines to cause the Fund to sell its interest in underlying investment companies or BDCs, the Fund may be unable to sell such interest quickly, if at all, and could therefore be obligated to continue to hold such interest for an extended period of time, or to accept a lower price for a quick sale.

Some funds in which the Fund invests may impose restrictions on when an investor may withdraw its investment or limit the amounts an investor may withdraw. To the extent that the Adviser seeks to reduce or sell out of its investment at a time or in an amount that is prohibited, the Fund may not have the liquidity necessary to participate in other investment opportunities or may need to sell other investments that it may not have otherwise sold.

Payment-in-Kind Income Risk. The Fund may hold investments that result in payment-in-kind (“PIK”) income or PIK dividends. PIK income may have a negative impact on liquidity, as it represents a non-cash component of the Fund’s taxable income that may require cash distributions to Shareholders in order to maintain the Fund’s ability to be subject to tax as a RIC. Similarly, all things being equal, the deferral of PIK income increases the loan-to-value ratio at a compounding rate, as unpaid interest is added to the loan balance. The market prices of PIK securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. Because PIK income results in an increase in the size of the PIK securities held, the Fund’s exposure to potential losses increases when a security pays PIK income.

Reinsurance-Related Securities Risk. Reinsurance occurs when insurance-related companies share risk by purchasing insurance contracts from other insurers or reinsurers, thus limiting the total claim amount the original insurer or reinsurer would be responsible for in connection with a liability. Reinsurance involves the practice of insurers or reinsurers transferring portions of risk portfolios to other parties by agreement in order to reduce the likelihood of having to pay a large obligation resulting from an insurance claim. The intent of reinsurance is, among other things, for an insurance or reinsurance company to reduce the risks associated with underwritten policies by spreading risks across alternative institutions. The party seeking reinsurance is known as the ceding party. The party that accepts a portion of the potential obligation in exchange for a share of the insurance premium is known as the reinsurer.

The Fund may invest in operating entities, including insurance-related companies and their related entities. The Fund will be subject to the risks of these entities, including the risk that the insurance-related liabilities of our insurance-related portfolio entities exceed the value of its assets and the Fund will lose all or a portion of the principal it has invested in the insurance-related portfolio entity. These risks could stem from changes in the annuities or insurance policies that are reinsured by the insurance-related portfolio company, interest rate changes or changes in the value of the assets held by the insurance-related portfolio company against its liabilities. For example if the obligations owed in respect of reinsured annuities grow at a higher rate than the insurance-related portfolio company’s assets, the insurance-related portfolio company may have poor returns, lose some or all of its capital reserves or be unable to meet its reinsurance obligations. There is no way to accurately predict material or adverse effects that may occur with respect to the insurance-related portfolio company’s assets or liabilities and because of this significant uncertainty, reinsurance-related securities carry a high degree of risk.

Securities on a When-Issued or Forward Commitment Basis Risk. The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Fund as when-issued or forward commitment transactions. The settlements of secondary market purchases of senior loans in the ordinary course, on a settlement date beyond the period expected by loan market participants are subject to delayed compensation. Furthermore, the purchase of a senior loan in the secondary market is typically negotiated and finalized pursuant to a binding trade confirmation, and therefore, the risk of non-delivery of the security to the Fund is reduced or eliminated when compared with such risk when investing in when-issued or forward commitment securities.

Highly Volatile Markets Risk. Price movements of forwards, futures and other financial instruments in which the Fund’s assets may be invested can be highly volatile and are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene in certain markets, directly and by regulation, particularly in currencies, futures and options. Such intervention is often intended to directly influence prices and may, together with other factors, cause some or all of these markets to move rapidly in the same direction. The effect of such intervention is often heightened by a group of governments acting in concert.

Restricted Securities Risk. The Fund may invest in restricted securities. Restricted securities are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. However, the Fund could sell such securities in privately negotiated transactions with a limited number of purchasers or in public offerings under the Securities Act of 1933 (the “Securities Act”). Convertible subordinated units of master limited partnerships convert to publicly-traded common units upon the passage of time and/or satisfaction of certain financial tests. Although the means by which convertible subordinated units convert into senior common units depend on a security’s specific terms, convertible subordinated units typically are exchanged for common shares. Restricted securities are subject to statutory and contractual restrictions on their public resale, which may make it more difficult to value them, may limit the Fund’s ability to dispose of them and may lower the amount the Fund could realize upon their sale. To enable the Fund to sell its holdings of a restricted security not registered under the Securities Act, the Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration in order to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

Investment Grade Credit Investments. The Fund’s assets may be invested in investments relating to investment grade debt or debt instruments determined by the Adviser to be of reasonably high credit quality. Such investments are not immune from the credit risks associated with credit instruments that are not investment grade and may subsequently become non-investment grade as a result of financial difficulties encountered by the issuers or borrowers or otherwise as a result of market conditions in the credit and interest rate markets and prevailing monetary and fiscal policies enacted by governments and monetary authorities. No assurance can be made with respect to recovery of principal or timely payment of interest, or that losses may not otherwise be incurred in respect of the Fund even to the extent invested in investment grade credit investments.

Inflation Risk. Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of investments and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to Shareholders.

Private Placements Risk. In addition to the general risks to which all securities are subject, securities received in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities, and a liquid secondary market may never develop. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks.

Non-U.S. Investments Risk. The Fund may invest a portion of its portfolio outside of the U.S. Non-U.S. securities or instruments involve certain factors not typically associated with investing in U.S. securities or instruments, including risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various non-U.S. currencies in which the Fund’s non-U.S. investments are denominated, and costs associated with conversion of investment principal and income from one currency into another; (ii) differences in conventions relating to documentation, settlement, corporate actions, stakeholder rights and other matters; (iii) differences between the U.S. and non-U.S. securities markets, including higher rates of inflation, higher transaction costs and potential price volatility in, and relative illiquidity of, some non-U.S. securities markets; (iv) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less governmental supervision and regulation in some countries; (v) certain economic, social and political risks, including potential exchange control regulations and restrictions on non-U.S. investment and repatriation of capital, the risks of political, economic or social instability, including the risk of sovereign defaults, and the possibility of expropriation or confiscatory taxation and adverse economic and political development; (vi) the possible imposition of non-U.S. taxes on income and gains recognized with respect to such securities or instruments; (vii) differing, and potentially less well developed or well-tested laws regarding creditors’ rights (including the rights of secured parties), corporate governance, fiduciary duties and the protection of investors; (viii) difficulty in enforcing contractual obligations; (ix) differences in the legal and regulatory environment or enhanced legal and regulatory compliance; (x) reliance on a more limited number of commodity inputs, service providers and/or distribution mechanisms; (xi) political hostility to investments by foreign or private investment fund investors; and (xii) less publicly available information.

In addition, the Fund’s investments in the debt of issuers located in certain non-U.S. jurisdictions may be adversely affected as a result of the ownership or control of an equity stake in such issuers by the Adviser and/or its affiliates. Moreover, additional laws and regulations in non-U.S. jurisdictions in which the Fund may invest may affect the Fund’s investments in such jurisdictions in a manner that differs adversely from the results that would occur under U.S. laws and regulations applied to similar facts.

Additionally, the Fund may be less influential than other market participants in jurisdictions where it or the Adviser do not have a significant presence. The Fund may be subject to additional risks, which include possible adverse political and economic development, possible seizure or nationalization of non-U.S. deposits and possible adoption of governmental restrictions which might adversely affect the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise. Furthermore, some of the securities may be subject to brokerage taxes levied by governments, which has the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale. While the Adviser intends, where deemed appropriate, to seek to manage the Fund in a manner that will minimize exposure to the foregoing risks and will take these factors into consideration in making investment decisions for the Fund, there can be no assurance that adverse developments with respect to such risks will not adversely affect the assets of the Fund that are held in certain countries.

Emerging Market Investments Risk. The Fund may make investments in emerging markets. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include (i) the smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; (ii) significant price volatility; (iii) restrictions on foreign investment; and (iv) possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

Additional risks of emerging markets investments may include (i) greater social, economic and political uncertainty and instability; (ii) more substantial governmental involvement in the economy; (iii) less governmental supervision and regulation; (iv) the unavailability of currency hedging techniques; (v) companies that are newly organized and small; (vi) differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and (vii) less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a security. Such a delay could result in possible liability to a purchaser of the security.

Foreign Currency Risk. The Fund may hold assets and make borrowings denominated in foreign currencies, and may acquire assets or make borrowings denominated in other foreign currencies, which exposes us to foreign currency risk. However, the books of the Fund will be maintained, and contributions to and distributions from the Fund will generally be made, in U.S. dollars. Accordingly, changes in foreign currency exchange rates and exchange controls may materially adversely affect the value of the investments and the other assets of the Fund. For example, any significant depreciation in the exchange rate of a currency in which the Fund makes investments, against the U.S. dollar, could adversely affect the value of dividends or proceeds on investments denominated in such currency. In addition, the Fund will incur costs, which may be significant, in connection with the conversion of various currencies.

Change of Law Risk. Government counterparties or agencies may have the discretion to change or increase regulation of a portfolio investment’s operations or implement laws or regulations affecting the portfolio investment’s operations, separate from any contractual rights it may have. A portfolio investment also could be materially and adversely affected as a result of statutory or regulatory changes or judicial or administrative interpretations of existing laws and regulations that impose more comprehensive or stringent requirements on such portfolio company. Governments have considerable discretion in implementing regulations and tax reform, including, for example, the possible imposition or increase of taxes on income earned by a portfolio company or gains recognized by the Fund on its investment in such portfolio company, that could impact a portfolio company’s business as well as the Fund’s return on investment with respect to such portfolio company.

Force Majeure Risk. Issuers may be affected by force majeure events (i.e., events beyond the control of the party claiming that the event has occurred, including, without limitation, acts of God, fire, flood, earthquakes, outbreaks of an infectious disease, pandemic or any other serious public health concern, war, terrorism and labor strikes). Some force majeure events may adversely affect the ability of a party (including an issuer or a counterparty to the Fund or an issuer) to perform its obligations until it is able to remedy the force majeure event. In addition, the cost to an issuer or the Fund of repairing or replacing damaged assets resulting from such force majeure event could be considerable. Certain force majeure events (such as war or an outbreak of an infectious disease) could have a broader negative impact on the world economy and international business activity generally, or in any of the countries in which the Fund may invest specifically. Additionally, a major governmental intervention into industry, including the nationalization of an industry or the assertion of control over one or more issuers or its assets, could result in a loss to the Fund, including if its investment in such issuer is canceled, unwound or acquired (which could be without what the Fund considers to be adequate compensation). Any of the foregoing may therefore adversely affect the performance of the Fund and its investments.

Regulatory Approvals Risk. The Fund may invest in portfolio companies believed to have obtained all material U.S. federal, state, local or non-U.S. approvals, if any, required as of the date thereof to acquire and operate their facilities. In addition, the Fund may be required to obtain the consent or approval of applicable regulatory authorities in order to acquire or hold certain ownership positions in portfolio companies. A portfolio company could be materially and adversely affected as a result of statutory or regulatory changes or judicial or administrative interpretations of existing laws and regulations that impose more comprehensive or stringent requirements on such portfolio company. For example, in the case of oil and gas drilling, handling and transportation, such activities are extensively regulated, and statutory and regulatory requirements may include those imposed by energy, zoning, environmental, health, safety, labor and other regulatory or political authorities. Moreover, additional regulatory approvals, including without limitation, renewals, extensions, transfers, assignments, reissuances or similar actions, may become applicable in the future due to a change in laws and regulations, a change in the companies’ customers or for other reasons. There can be no assurance that a portfolio company will be able to (i) obtain all required regulatory approvals that it does not have at the time of the Fund’s investment or that it may be required to have in the future; (ii) obtain any necessary modifications to existing regulatory approvals; or (iii) maintain required regulatory approvals. Delay in obtaining or failure to obtain and maintain in full force and effect any regulatory approvals, or amendments thereto, or delay or failure to satisfy any regulatory conditions or other applicable requirements could prevent operation of a facility or sales to or from third parties or could result in fines or additional costs to a portfolio company. Regulatory changes in a jurisdiction where a portfolio investment is located may make the continued operation of the portfolio investment infeasible or economically disadvantageous and any expenditures made to date by such portfolio investment may be wholly or partially written off. The locations of the portfolio investments may also be subject to government exercise of eminent domain power or similar events. Any of these changes could significantly increase the regulatory-related compliance and other expenses incurred by the portfolio investments and could significantly reduce or entirely eliminate any potential revenues generated by one or more of the portfolio investments, which could materially and adversely affect returns to the Fund.

Industry and Sector Risk. Although the Fund does not employ an industry or sector focus, the percentage of the Fund’s assets invested in specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. The Fund may be overweight in certain industries and sectors at various times relative to its benchmark index. If the Fund invests a significant portion of its assets in a particular industry or sector, the Fund is subject to the risk that companies in the same industry or sector are likely to react similarly to legislative or regulatory changes, adverse market conditions, increased competition, or other factors generally affecting that market segment. In such cases, the Fund would be exposed to an increased risk that the value of its overall portfolio will decrease because of events that disproportionately affect certain industries and/or sectors. The industries and sectors in which the Fund may be overweighted will vary. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole, and the Fund’s investments in these industries and sectors may be disproportionately susceptible to losses even if not overweighted.

Interval Fund Structural Risks

Shares Not Listed; No Market for Shares Risk. The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment.

Closed-end Interval Fund; Liquidity Risk. The Fund is a non-diversified, closed-end management investment company structured as an “interval fund” and designed primarily for long-term investors. The Fund is not intended to be a typical traded investment. There is no secondary market for the Shares and the Fund expects that no secondary market will develop. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies, commonly known as mutual funds, in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV. Although the Fund, as a fundamental policy, will make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, the number of Shares tendered in connection with a repurchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of your Shares tendered in that offer will be repurchased. In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. Hence, you may not be able to sell your Shares when and/or in the amount that you desire.

Leverage Risk. The Fund may utilize leverage to seek enhanced returns, subject to prevailing market conditions and at the discretion of the Adviser. The Fund may also use leverage to the extent permitted by the 1940 Act. The Fund’s willingness to use leverage, and the extent to which leverage is used at any time, will depend on many factors, including the Adviser’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

The Fund may incur permanent, Fund-level leverage including through, but not limited to, bridge, subscription, asset-backed facilities, financing transactions from prime brokers or custodians, short-sales and/or related to the Fund’s hedging activities. Borrowings by the Fund will further diminish returns (or increase losses on capital) to the extent overall returns are less than the Fund’s cost of funds. Such debt exposes the Fund to refinancing, recourse and other risks. As a general matter, the presence of leverage can accelerate losses.

Subject to prevailing market conditions, the Fund may add financial leverage if, immediately after such borrowing, it would have asset coverage (as defined in the 1940 Act) of 300% or more (for leverage obtained through debt) or 200% or more (for leverage obtained through preferred stock). The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment.

Under the 1940 Act, any preferred stock the Fund issues will constitute a “senior security” for purposes of the 200% asset coverage test. In addition, while any senior securities remain outstanding, the Fund will be required to make provisions to prohibit any dividend distribution to the Shareholders or the repurchase of such securities or Shares unless the Fund meets the applicable asset coverage ratios at the time of the distribution or repurchase. The Fund is also permitted to borrow amounts up to 5% of the value of the Fund’s total assets for temporary purposes without regard to asset coverage, which borrowings would not be considered senior securities, provided that any such borrowings in excess of 5% of the value of the Fund’s total assets would be subject to the asset coverage ratio requirements of the 1940 Act, even if for temporary purposes.

The Fund may elect to use borrowings, reverse repurchase agreements, the leverage potentially incurred in securities lending and short selling, together with any other senior securities representing indebtedness, by requiring asset coverage (as defined in the 1940 Act) immediately after any borrowing of 300% or more. To the extent the Fund “covers” its commitment under these transactions, such instrument will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings (or, as the case may be, the 200% asset coverage requirement applicable to preferred stock).

The Adviser expects that the Fund’s borrowings, if any, may ultimately be secured with a security interest in investments. In times of adverse market conditions, the Fund may be required to post additional collateral which could affect the Fund’s liquidity.

Leverage creates several major types of risks for Shareholders, including: (i) the likelihood of greater volatility of NAV of shares, and of the investment return to Shareholders, than a comparable portfolio without leverage; (ii) the possibility either that Share distributions will fall if the interest and other costs of leverage rise, or that distributions paid on Shares will fluctuate because such costs vary over time; (iii) the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the NAV of the Shares than if the Fund were not leveraged; (iv) to the extent that Fund revenues are required to meet principal payments or preferred stock dividends, Shareholders may be allocated income (and therefore tax liability) in excess of cash distributed; and (v) in certain circumstances, the Fund may be required to dispose of investments at a loss or otherwise on unattractive terms in order to service its debt obligations or meet its debt covenants. In addition, in connection with one or more credit facilities entered into by the Fund and any preferred stock issued by the Fund, distributions to Shareholders may be subordinated to payments required in connection with any indebtedness contemplated thereby. There can be no assurance that the Fund will have sufficient cash flow to meet its debt service obligations. As a result, the Fund’s exposure to foreclosure and other losses may be increased due to the illiquidity of its investments.

In addition, in the event the Fund incurs leverage in the future, the Fund may need to refinance such outstanding debt as it matures. There is a risk that the Fund may not be able to refinance such debt or that the terms of any refinancing may not be as favorable as the terms of the then-existing loan agreements. If prevailing interest rates or other factors at the time of refinancing result in higher interest rates upon refinancing, then the interest expense relating to that refinanced indebtedness would increase. These risks could adversely affect the Fund’s financial condition, cash flows and the return on its investments.

With respect to any asset-backed facility entered into by the Fund (or an affiliate thereof), a decrease in the market value of the Fund’s investments (due to market conditions, the fair valuation of the Fund’s investments or otherwise) would increase the effective amount of leverage and could result in the possibility of a violation of certain financial covenants pursuant to which the Fund must repay the borrowed funds to the lender. Liquidation of the Fund’s investments at an inopportune time in order to satisfy such financial covenants could adversely impact the performance of the Fund and could, if the value of its investments had declined significantly, cause the Fund to lose all or a substantial amount of its capital. In the event of a sudden, precipitous drop in the value of the Fund’s assets, the Fund might not be able to dispose of assets quickly enough to pay off its debt resulting in a foreclosure or other total loss of some or all of the pledged assets. Fund-level debt facilities typically include other covenants such as, but not limited to, covenants against the Fund incurring or being in default under other recourse debt, including certain Fund guarantees of asset level debt, which, if triggered could cause adverse consequences to the Fund if it is unable to cure or otherwise mitigate such breach.

Repurchase Offers Risk. As described under “Share Repurchase Program,” the Fund is an “interval fund” and, to provide some liquidity to Shareholders, makes quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund believes that these repurchase offers are generally beneficial to the Shareholders, and generally are funded from available cash or sales of portfolio securities. However, the repurchase of Shares by the Fund decreases the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratios. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities, and may limit the ability of the Fund to participate in new investment opportunities. If the Fund uses leverage, repurchases of Shares may compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing Fund expenses and reducing any net investment income. Certain Shareholders may from time to time own or control a significant percentage of the Shares. Repurchase requests by these Shareholders of these Shares of the Fund may cause repurchases to be oversubscribed, with the result that Shareholders may only be able to have a portion of their Shares repurchased in connection with any repurchase offer. If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. Shareholders will be subject to the risk of NAV fluctuations during that period. Thus, there is also a risk that some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarterly period, thereby increasing the likelihood that proration will occur. The NAV of shares tendered in a repurchase offer may fluctuate between the date a Shareholder submits a repurchase request and the Repurchase Request Deadline, and to the extent there is any delay between the Repurchase Request Deadline and the Repurchase Pricing Date. The NAV on the Repurchase Request Deadline or the Repurchase Pricing Date may be higher or lower than on the date a Shareholder submits a repurchase request. See “Share Repurchase Program.”

Distributions and Tax Related Risks

Distribution Payment Risk. The Fund cannot assure investors that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions. All distributions will be paid at the discretion of the Board and may depend on the Fund’s earnings, the Fund’s net investment income, the Fund’s financial condition, maintenance of the Fund’s RIC status, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time.

In the event that the Fund encounters delays in locating suitable investment opportunities, all or a substantial portion of the Fund’s distributions may constitute a return of capital to Shareholders. To the extent that the Fund pays distributions that constitute a return of capital for U.S. federal income tax purposes, it will lower an investor’s tax basis in his or her Shares. A return of capital generally is a return of an investor’s investment, rather than a return of earnings or gains derived from the Fund’s investment activities, and generally results in a reduction of the tax basis in the Shares. As a result of such reduction in tax basis, Shareholders may be subject to tax in connection with the sale of Shares, even if such Shares are sold at a loss relative to the Shareholder’s original investment.

Distributions Risk. The Fund intends to declare and pay distributions monthly. Any distributions the Fund makes will be at the discretion of the Board, considering factors such as the Fund’s earnings, cash flow, capital and liquidity needs and general financial condition and the requirements of Delaware law. As a result, the Fund’s distribution rates and payment frequency may vary from time to time. The Fund may not achieve investment results that will allow it to make a specified or stable level of cash distributions and its distributions may decrease over time. In addition, the Fund may be limited in its ability to make distributions.

Fund Distribution Policy Risk. There is a possibility that the Fund may make total distributions during a calendar or taxable year in an amount that exceeds the Fund’s net investment company taxable income and net capital gains for the relevant taxable year. In such situations, if a distribution exceeds the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes), a portion of each distribution paid with respect to such taxable year would generally be treated as a return of capital for U.S. federal income tax purposes, thereby reducing the amount of a Shareholder’s tax basis in such Shares. When a Shareholder sells Shares, the amount, if any, by which the sales price exceeds the Shareholder’s tax basis in Shares may be treated as a gain subject to tax. Because a return of capital reduces a Shareholder’s tax basis in Shares, it generally will increase the amount of such Shareholder’s gain or decrease the amount of such Shareholder’s loss when such Shareholder sells Shares. To the extent that the amount of any return of capital distribution exceeds a Shareholder’s tax basis in Shares, such excess generally will be treated as gain from a sale or exchange of the Shares.

If the Fund elects to issue preferred stock and/or notes or other forms of indebtedness, its ability to make distributions to its Shareholders may be limited by the asset coverage requirements and other limitations imposed by the 1940 Act and the terms of the Fund’s preferred stock, notes or other indebtedness.

Tax Risk Associated with Fund Distributions. Even if a Shareholder chooses to “opt out” of the dividend reinvestment plan (“DRIP”), the Fund will have the ability to declare a large portion of a dividend in Shares instead of in cash in order to satisfy its RIC requirements. As long as a portion of this dividend is paid in cash and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, a Shareholder generally will be subject to tax on 100% of the fair market value of the dividend on the date the dividend is received by the Shareholder in the same manner as a cash dividend, even though most of the dividend was paid in Shares.

Risks Relating to Fund’s RIC Status. The Fund intends to elect to be treated as a RIC under the Code and intends each year to qualify and be eligible to be treated as a RIC, so that it generally will not be subject to U.S. federal income tax on its net income or net short-term or long-term capital gains, that are distributed (or deemed distributed, as described below) to Shareholders. In order to qualify for such treatment, the Fund must meet certain asset diversification tests and at least 90% of its gross income for such year must consist of certain types of qualifying income. Foreign currency gains will generally be treated as qualifying income for purposes of the 90% gross income requirement. However, the U.S. Treasury Department has authority to issue regulations in the future that could treat some or all of the Fund’s foreign currency gains as non-qualifying income, thereby jeopardizing the Fund’s status as a RIC for all years to which the regulations would be applicable. Income derived from some commodity-linked derivatives is not qualifying income, and the treatment of income from some other commodity-linked derivatives is uncertain, for purposes of the 90% gross income test. If for any taxable year the Fund were to fail to meet the income or diversification tests described above, the Fund could in some cases cure such failure, including by paying a fund-level tax and, in the case of a diversification test failure, disposing of certain assets.

If, in any year, the Fund were to fail to qualify for treatment as a RIC under the Code, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at regular corporate rates and, when such income is distributed, Shareholders would be subject to a further tax to the extent of the Fund’s current or accumulated earnings and profits, and any distributions in excess of earnings and profits would be treated first as a return of capital to the extent of a Shareholder’s basis in the Shares, and then as capital gain.

RIC-Related Risks of Investments Generating Non-Cash Taxable Income. Certain of the Fund’s investments will require the Fund to recognize taxable income in a tax year in excess of the cash generated on those investments during that year. In particular, the Fund expects to invest in loans and other debt instruments that will be treated as having “market discount” and/or original issue discount (“OID”) (such as debt instruments with PIK income or, in certain cases, increasing interest rates or issued with equity or warrants) for U.S. federal income tax purposes. Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income (e.g., PIK income), the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, raise additional debt or equity capital, make taxable distributions of Shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. Market prices of OID instruments are more volatile because they are affected to a greater extent by interest rate changes than instruments that pay interest periodically in cash. Further, the interest rates on PIK loans may be higher to reflect the time-value of money on deferred interest payments and the higher credit risk of borrowers who may need to defer interest payments. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. In addition, if the Fund liquidates assets to raise cash, the Fund may realize additional gain or loss on such liquidations. In the event the Fund realizes additional net capital gains from such liquidation transactions, Shareholders may receive larger capital gain distributions than it or they would in the absence of such transactions.

Instruments that are treated as having OID for U.S. federal income tax purposes may have unreliable valuations because their continuing accruals require judgments about the collectability of the deferred payments and the value of any collateral. Loans that are treated as having OID generally represent a significantly higher credit risk than coupon loans. Accruals on such instruments may create uncertainty about the source of Fund distributions to Shareholders. OID creates the risk of non-refundable cash payments to the Adviser based on accruals that may never be realized. In addition, the deferral of PIK income increases the loan-to-value ratio at a compounding rate, as unpaid interest is added to the loan balance.

Uncertain Tax Treatment Risk. The Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary in connection with the Fund’s intention to distribute sufficient income each tax year to minimize the risk that it becomes subject to U.S. federal income or excise tax.

Other Risks Relating to the Fund

No Operating History Risk. The Fund is a new company with no operating history, and as a result, the Fund has minimal financial information on which investors can evaluate an investment in the Fund or prior performance. Investors must rely on the Adviser to implement the Fund’s investment policies, to evaluate all of the Fund’s investment opportunities and to structure the terms of the Fund’s investments rather than evaluating the Fund’s investments in advance. Because investors are not able to thoroughly evaluate the Fund’s investments in advance of acquiring Shares, the offering of Shares may entail more risk than other types of offerings. This additional risk may hinder investors’ ability to achieve their own personal investment objectives related to portfolio diversification, risk-adjusted investment returns and other objectives. Additionally, the results of any other businesses or companies that have or have had an investment objective which is similar to, or different from, the Fund’s investment objective are not indicative of the results that the Fund may achieve. The Fund may have a different investment portfolio from other businesses or companies. Accordingly, the Fund’s results may differ from and are independent of the results obtained by such businesses or companies. Moreover, past performance is no assurance of future returns.

The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objective and that the value of investors’ investments could decline substantially or that investors’ investments could become worthless. The Adviser anticipates, based on the amount of proceeds raised in the initial or subsequent closings that it could take some time to invest substantially all of the capital expected to be raised due to market conditions generally and the time necessary to identify, evaluate, structure, negotiate and close suitable investments in middle market companies. In order to comply with the RIC diversification requirements during the startup period, the Fund may invest proceeds in temporary investments, such as cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the time of investment, which may earn yields substantially lower than the interest, dividend or other income that the Fund seeks to receive in respect of suitable portfolio investments. The Fund may not be able to pay any significant distributions during this period, and any such distributions may be substantially lower than the distributions expected to be paid when the Fund’s portfolio is fully invested. The Fund will pay an advisory fee to the Adviser throughout this interim period irrespective of the Fund’s performance. If the advisory fee and other expenses exceed the return on the temporary investments, the Fund’s returns could be negatively impacted.

Ability of Adviser to Achieve Investment Objectives Risk. The Fund’s ability to achieve its investment objectives depends on the Adviser’s ability to identify and analyze, and to invest in, finance and monitor investments that meet the Fund’s investment criteria. The Adviser’s capabilities in structuring the investment process, providing competent, attentive and efficient services to the Fund, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve the Fund’s investment objectives, the Adviser may need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process.

There is increasing competition among financial sponsors, investment banks and other investors for hiring and retaining qualified investment professionals, and there can be no assurance that the Adviser will be able to find qualified investment professionals in a timely manner or at all. Failure to support the Fund’s investment process could have a material adverse effect on the Fund’s business, financial condition and results of operations.

Portfolio Management Risk. The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a favorable market.

Key Personnel Risk. The Fund depends on the investment expertise, experience, skill and network of business contacts of the principals of the Adviser. The Adviser evaluates, negotiates, structures, executes, monitors and services the Fund’s investments. The Adviser, in turn, depends on access to investment professionals and the information and deal flow generated by these investment professionals in the course of their investment and portfolio management activities. The Fund’s success depends on the continued service of such personnel. The investment professionals associated with the Adviser are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund’s business and affairs. The departure of any of the senior managers of the Adviser, or of a significant number of the investment professionals or partners of the Adviser’s affiliates, could have a material adverse effect on the Fund’s ability to achieve its investment objective.

The Fund’s ability to achieve its investment objective depends on the Adviser’s ability to identify, analyze, invest in, finance and monitor companies that meet the Fund’s investment criteria. The Adviser’s capabilities in managing the investment process, providing competent, attentive and efficient services to the Fund, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. Individuals not currently associated with the Adviser may become associated with the Fund and the performance of the Fund may also depend on the experience and expertise of such individuals. To achieve the Fund’s investment objective, the Adviser may also need to hire, train, supervise and manage new investment professionals to participate in the Fund’s investment selection and monitoring process. The Adviser may not be able to find investment professionals in a timely manner or at all. Failure to support the Fund’s investment process could have a material adverse effect on the Fund’s business, financial condition and results of operations. Additionally, there is no assurance that the Adviser will remain the Fund’s investment adviser or that the Adviser will continue to have access to the investment professionals and partners of its affiliates and the information and deal flow generated by the investment professionals of its affiliates.

In addition, the investment advisory agreement (the “Investment Advisory Agreement”), by and between the Fund and the Adviser, has termination provisions that allow the parties to terminate the agreement without penalty. The Investment Advisory Agreement may be terminated at any time, without penalty, by the Adviser upon 60 days’ written notice to the Fund. If the Investment Advisory Agreement is terminated, it may adversely affect the quality of the Fund’s investment opportunities. In addition, in the event the Investment Advisory Agreement is terminated, it may be difficult for the Fund to replace the Adviser. Furthermore, the termination of the Investment Advisory Agreement may adversely affect the terms of the Fund’s or its financing subsidiaries’ financing facilities or any financing facility into which the Fund or its financing subsidiaries may enter in the future, which could have a material adverse effect on the Fund’s business and financial condition.

Ability of Adviser to Maintain Relationships Risk. The Adviser depends on its broader organization’s relationships with private equity sponsors, investment banks, and commercial banks and others, and we rely to a significant extent upon these relationships to provide us with potential investment opportunities. If the Adviser or its broader organization fail to maintain their existing relationships or develop new relationships with other sponsors or sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom the Adviser or its broader organizations have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

Business Continuity Risk. The Adviser has developed a business continuity program that is designed to minimize the disruption of normal business operations in the event of an adverse incident impacting the Adviser, its affiliates, or the Fund. While the Adviser believes that the business continuity program should enable it to reestablish normal business operations in a timely manner in the event of an adverse incident, there are inherent limitations in such programs (including the possibility that contingencies have not been anticipated and procedures do not work as intended) and under some circumstances, the Adviser, its affiliates, and any vendors used by the Adviser, its affiliates, or the Fund could be prevented or hindered from providing services to the Fund for extended periods of time. These circumstances may include, without limitation, acts of God, acts of governments, any act of declared or undeclared war or of a public enemy (including acts of terrorism), power shortages or failures, utility or communication failure or delays, labor disputes, strikes, shortages, supply shortages, system failures or malfunctions. The Fund’s ability to recover any losses or expenses it incurs as a result of a disruption of business operations may be limited by the liability, standard of care, and related provisions in its contractual arrangements with the Adviser and other service providers.

Large Shareholder Risk. To the extent a large proportion of Shares are held by a small number of Shareholders (or a single Shareholder), including affiliates of the Adviser, the Fund is subject to the risk that these Shareholders will seek to sell Shares in large amounts rapidly in connection with repurchase offers. These transactions could adversely affect the ability of the Fund to conduct its investment program. Furthermore, it is possible that in response to a repurchase offer, the total amount of Shares tendered by a small number of Shareholders (or a single Shareholder) may exceed the number of Shares that the Fund has offered to repurchase. If a repurchase offer is oversubscribed by Shareholders, the Fund will repurchase only a pro rata portion of shares tendered by each Shareholder. See “Repurchase Offers Risk.”

Competition Risk. The Fund competes for investments with other closed-end funds and investment funds, as well as traditional financial services companies such as commercial banks and other sources of funding, and a variety of other investors (including private credit funds, mezzanine funds, performing and other credit funds, funds that invest in CLOs, structured notes, derivatives and other types of collateralized securities and structured products, specialty finance companies, real estate investment trusts). As a result of these other entrants, competition for investment opportunities may intensify. Many of the Fund’s competitors are substantially larger and may have considerably greater financial, technical and marketing resources than the Fund. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to the Fund. In addition, some of the Fund’s competitors may have higher risk tolerances or different risk assessments than it has. These characteristics could allow the Fund’s competitors to consider a wider variety of investments, establish more relationships and pay more competitive prices for investments than it is able to do. The Fund may lose investment opportunities if it does not match its competitors’ pricing. If the Fund is forced to match its competitors’ pricing, it may not be able to achieve acceptable returns on its investments or may bear substantial risk of capital loss. A significant increase in the number and/or the size of the Fund’s competitors could force it to accept less attractive investment terms. Furthermore, many of the Fund’s competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on it as a closed-end fund.

Deployment of Capital Risk. In light of the nature of the Fund’s continuous offering as well as ongoing and periodic private offerings in relation to the Fund’s investment strategy and the need to be able to deploy potentially large amounts of capital quickly to capitalize on potential investment opportunities, if the Adviser has difficulty identifying suitable investments on attractive terms, there could be a delay between the time the Fund receives net proceeds from the sale of Shares in any public or private offering and the time the Adviser invests the net proceeds. Our proportion of privately-negotiated investments may be lower than expected. We may also from time to time hold cash pending deployment into investments or have less than our targeted leverage, which cash or shortfall in target leverage may at times be significant, particularly at times when we are receiving high amounts of offering proceeds and/or times when there are few attractive investment opportunities. Such cash may be held in an account for the benefit of our shareholders that may be invested in money market accounts or other similar temporary investments, each of which may be subject to advisory fees.

In the event we are unable to find suitable investments, such cash may be maintained for longer periods which would be dilutive to overall investment returns. This could cause a substantial delay in the time it takes for your investment to realize its full potential return and could adversely affect our ability to pay regular distributions of net investment income to you. It is not anticipated that the temporary investment of such cash into money market accounts or other similar temporary investments pending deployment into investments will generate significant interest, and investors should understand that such low interest payments on the temporarily invested cash may adversely affect overall returns. In the event we fail to timely invest the net proceeds of sales of Shares or do not deploy sufficient capital to meet our targeted leverage, our results of operations and financial condition may be adversely affected.

Inadequate Network of Broker-Dealer Risk. The success of the Fund’s continuous public offering, and correspondingly the Fund’s ability to implement its investment objective and strategies, depends upon the ability of the Adviser to establish, operate and maintain a network of selected broker-dealers to sell the Shares. If the Adviser fails to perform, the Fund may not be able to raise adequate proceeds through the Fund’s continuous public offering to implement the Fund’s investment objective and strategies. If the Fund is unsuccessful in implementing its investment objective and strategies, an investor could lose all or a part of his or her investment in the Fund.

Regulation Best Interest Risk. Broker-dealers are required to comply with Regulation Best Interest, which, among other requirements, established a new standard of conduct for broker-dealers and their associated persons when making a recommendation of any securities transaction or investment strategy involving securities to a retail customer. The full impact of Regulation Best Interest on participating broker-dealers cannot be determined at this time, and it may negatively impact whether participating broker-dealers and their associated persons recommend the offering to certain retail customers. In particular, under SEC guidance concerning Regulation Best Interest, a broker-dealer recommending an investment in Shares should consider a number of factors, under the care obligation of Regulation Best Interest, including but not limited to cost and complexity of the investment and reasonably available alternatives in determining whether there is a reasonable basis for the recommendation. As a result, high cost, high risk and complex products may be subject to greater scrutiny by broker-dealers. Broker-dealers may recommend a more costly or complex product as long as they have a reasonable basis to believe it is in the best interest of a particular retail customer. However, if broker-dealers choose alternatives to Shares, many of which likely exist, such as an investment in listed entities, which may be a reasonable alternative to an investment in us as such investments may feature characteristics like lower cost, nominal commissions at the time of initial purchase, less complexity and lesser or different risks, our ability to raise capital will be adversely affected. If compliance by broker-dealers with Regulation Best Interest negatively impacts the Fund’s ability to raise capital in the offering, it may harm the Fund’s ability to achieve the Fund’s investment objectives and would result in our fixed operating costs representing a larger percentage of the Fund’s gross income.

Investment Dilution Risk. The Fund’s investors do not have preemptive rights to any Shares the Fund may issue in the future. The Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) authorizes it to issue an unlimited number of Shares. The Board may make certain amendments to the Declaration of Trust. After an investor purchases Shares, the Fund may sell additional Shares in the future or issue equity interests in private offerings. To the extent the Fund issues additional equity interests after an investor purchases its Shares, such investor’s percentage ownership interest in the Fund will be diluted.

Changes to Operating Policies and Strategies Without Notice or Shareholder Approval. The Board has the authority to modify or waive the Fund’s current operating policies, investment criteria and strategies without prior notice and without Shareholder approval, unless required by the 1940 Act or applicable law. We cannot predict the effect any changes to the Fund’s current operating policies, investment criteria and strategies would have on the Fund’s business, NAV, operating results and value of Shares. However, the effects might be adverse, which could negatively impact the Fund’s ability to pay distributions and cause Shareholders to lose all or part of their investment. Moreover, the Fund has significant flexibility in investing the net proceeds from its continuous offering and may use the net proceeds in ways with which investors may not agree or for purposes other than those contemplated in this Prospectus.

Anti-Takeover Risk. The Fund’s Declaration of Trust and Bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from attempting to acquire it. Subject to the limitations of the 1940 Act, the Board may, without Shareholder action, authorize the issuance of Shares in one or more classes or series, including preferred stock; and the Board may, without Shareholder action, make certain amendments to the Declaration of Trust. These anti-takeover provisions may inhibit a change of control in circumstances that could give Shareholders the opportunity to realize a premium over the value of the Shares.

Conflicts of Interest Risk. The Adviser is an entity in which certain of the Fund’s Trustees, who are “interested persons” (as defined under the 1940 Act) of the Fund, the Adviser, or the Distributor (“Interested Trustees”), officers and members of the Investment Committee of the Adviser may have indirect ownership and economic interests. Certain of the Fund’s Interested Trustees and officers and members of the Investment Committee of the Adviser also serve as officers or principals of other investment managers affiliated with the Adviser that currently, and may in the future, manage investment funds with investment objectives similar to the Fund’s investment objective or strategies (“TCG Managed Funds”). In addition, certain of the Fund’s officers and Trustees and the members of the Investment Committee of the Adviser serve or may serve as officers, trustees or principals of entities that operate in the same or related line of business as the Fund (“Related Entities”). As a result, such persons may have obligations to investors in TCG Managed Funds and Related Entities, the fulfillment of which might not be in the best interests of the Fund or its Shareholders. The Adviser or its affiliates may also give advice to such other investment vehicles that may differ from the advice given to the Fund even though their investment objectives may be the same or similar to the Fund.

Allocation of Investment Opportunities Risk. The Fund and the TCG Managed Funds may seek to participate in the same investments. Where such investments are limited, the Adviser and its affiliates may have an incentive to allocate the investments to funds for which the Adviser and/or its affiliates receive the highest fees. Moreover, notwithstanding the difference in principal investment objectives between the Fund and TCG Managed Funds, such other funds, including potential new pooled investment vehicles or managed accounts not yet established (whether managed or sponsored by affiliates or the Adviser), have, and may from time to time have, overlapping investment objectives with the Fund and, accordingly, invest in, whether principally or secondarily, asset classes similar to those targeted by the Fund. To the extent TCG Managed Funds have overlapping investment objectives, the scope of opportunities otherwise available to the Fund may be adversely affected and/or reduced. Consequently, the Adviser and its affiliates may from time to time pursue the same or similar investment opportunities, and may adversely affect or reduce the scope of opportunities otherwise available to the Adviser. However, as described herein, the Adviser and its affiliates have adopted an investment allocation policy designed to allocate investment opportunities in a fair and equitable manner over time. See “Conflicts of Interest.”

The results of the Fund’s investment activities may differ significantly from the results achieved by TCG Managed Funds. It is possible that one or more of such funds will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the investment activities of one or more Adviser affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain markets.

Co-Investments Risk. The Adviser and the Fund have applied for an exemptive order from the SEC (the “Co-Investments Order”) that would expand the Fund’s ability to co-invest alongside other funds (including private funds) managed by the Adviser or its affiliates in privately negotiated portfolio investments. The Co-Investments Order will contain certain conditions that limit or restrict the Fund’s ability to participate in such investment opportunities. In such cases, the Fund may participate in an investment to a lesser extent or, under certain circumstances, may not participate in the investment. There can be no assurance that the Co-Investments Order will be granted. Unless and until the Fund receives such Co-Investments Order from the SEC, the Fund will only invest in co-investment opportunities where the transaction is permitted under existing regulatory guidance, such as transactions in which price is the only negotiated term. Ultimately, if the Co-Investments Order is not granted, the Fund may not be able to obtain the Fund’s desired exposure to certain credit strategies, which could impact the Fund’s ability to achieve its investment objectives.

Pursuant to the Co-Investments Order, the Adviser may determine that the Fund should invest on a side-by-side basis with one or more TCG Managed Funds. In certain circumstances, negotiated co-investments may be made only in accordance with the terms of the Co-Investments Order. Co-investments made under the Co-Investments Order will be subject to compliance with the conditions and other requirements contained in the Co-Investments Order, which could limit the Fund’s ability to participate in a co-investment transaction.

Allocation of Personnel Risk. The Fund’s executive officers and Trustees, and the personnel of the Adviser, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Fund or of investment funds or accounts managed by the Adviser or its affiliates. As a result, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Fund or its Shareholders. Additionally, certain personnel of the Adviser and its management may face conflicts in their time management and commitments.

Lack of Information Barriers Risk. By reason of the various activities of the Adviser and its affiliates, the Adviser and such affiliates may acquire confidential or material non-public information or otherwise be restricted from purchasing certain potential Fund investments that otherwise might have been purchased or be restricted from selling certain Fund investments that might otherwise have been sold at the time.

Valuation Risk. Under the 1940 Act, the Fund is required to carry its portfolio investments at market value or, if there is no readily available market value, at fair value. There is not a public market for the securities of the privately held companies in which the Fund may invest. Many of the Fund’s investments are not exchange-traded, but are, instead, traded on a privately negotiated secondary market for institutional investors. The Adviser expects many of Fund’s investments invest will not be traded on a market, as a market does not exist for such securities. The Board is responsible for the valuation of the Fund’s portfolio investments, and has delegated day-to-day responsibility for implementing the portfolio valuation process set forth in the Fund’s valuation policy to the Adviser. Valuations of Fund investments are disclosed quarterly in reports publicly filed with the SEC. See “Determination of Net Asset Value.”

A high proportion of the Fund’s investments relative to its total investments are valued at fair value. Certain factors that may be considered in determining the fair value of the Fund’s investments include information as to any transactions or offers with respect to the security, the nature and realizable value of any collateral, the company’s earnings and its ability to make payments on its indebtedness, the markets in which the company does business, comparison to selected publicly-traded companies, discounted cash flow, information and assessments from third-party vendors and other relevant factors. The factors and methodologies used for the valuation of such securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can realize the fair value assigned to a security if it were to sell the security. Such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, and they often reflect only periodic information received by the Adviser about such companies’ financial condition and/or business operations, which may be on a lagged basis and can be based on estimates. Determinations of fair value may differ materially from the values that would have been used if an exchange-traded market for these securities existed. Investments in private companies are typically governed by privately negotiated credit agreements and covenants, and reporting requirements contained in the agreements may result in a delay in reporting their financial position to lenders, which in turn may result in the Fund’s investments being valued on the basis of this reported information. Further, the Fund is offered on a continuous basis and calculates a daily NAV per share. The Adviser seeks to evaluate on a daily basis material information about the Fund’s portfolio companies; however, for the reasons noted herein, the Adviser may not be able to acquire and/or evaluate properly such information on a daily basis. Even if market quotations are available for certain of the Fund’s investments, such quotations may not reflect the value that the Fund would actually be able to realize with respect to such investments because of various factors including the possible illiquidity associated with a large ownership position, future market price volatility or the potential for a future loss in market value based on poor industry or market conditions. There can be no assurance that the investment values that are recorded from time to time will ultimately be realized. Due to these various factors, the Adviser’s fair value determinations could cause the Fund’s NAV on a valuation day to materially differ from what it would have been had such information been fully incorporated. As a result, investors who purchase Shares may receive more or fewer Shares and investors who tender their Shares may receive more or less cash proceeds than they otherwise would receive.

Because of the overall size and concentrations in particular markets and maturities of positions that may be held by the Fund from time to time, the liquidation values of the Fund’s securities and other investments may differ significantly from the interim valuations of such investments derived from the valuation methods described herein. Such differences may be further affected by the time frame within which such liquidation occurs. Third-party pricing information regarding certain of the Fund’s securities and other investments may at times be unavailable. Valuations of the Fund’s securities and other investments, which may affect the amount of the Advisory Fee paid by the Fund, may involve uncertainties and subjective judgmental determinations, and if such valuations should prove to be incorrect, the net asset value of the Fund could be adversely affected. In addition, valuations based on models will be affected by assumptions in the models and may not reflect the prices at which positions could, in fact, be covered or sold.

Non-Diversified Risk. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund can invest a greater portion of the Fund’s assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. In particular, because the Fund’s portfolio of investments may lack diversification among the issuers of securities and related investments, the Fund is susceptible to a risk of significant loss if one or more of these issuers and related investments experience a high level of defaults on the collateral that they hold.

Portfolio Turnover Risk. The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to Shareholders, will be taxable as ordinary income. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Operational Risk. The Fund is also subject to the risk of loss as a result of other services provided by the Adviser and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider; each of which may negatively affect the Fund’s performance. For example, trading delays or errors could prevent the Fund from benefiting from potential investment gains or avoiding losses. In addition, a service provider may be unable to provide a NAV for the Fund or Share class on a timely basis. Similar types of operational risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

Cybersecurity Risk. Cybersecurity incidents and cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. The Adviser faces various security threats on a regular basis, including ongoing cyber security threats to and attacks on its information technology infrastructure that are intended to gain access to its proprietary information, destroy data or disable, degrade or sabotage its systems. These security threats could originate from a wide variety of sources, including unknown third parties outside of the Adviser. There can be no assurance that the various procedures and controls utilized by the Adviser to mitigate threats from cyber incidents will be sufficient to prevent disruptions to its systems.

The Adviser’s and issuers’ information and technology systems may be vulnerable to damage or interruption from computer viruses, underlying network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches, usage errors by their respective professionals, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes.

In addition, the Fund will heavily rely on the Adviser’s and third parties’ financial, accounting, information and other data processing systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in its activities. If any of these systems do not operate properly or are disabled for any reason or if there is any unauthorized disclosure of data, whether as a result of tampering, a breach of its network security systems, a cyber-incident or attack or otherwise, the Fund and/or the Adviser could suffer substantial financial loss, increased costs, a disruption of its businesses, liability to its investors, regulatory intervention or reputational damage. In addition, the Adviser operates in a business that is highly dependent on information systems and technology. The information systems and technology that the Adviser relies on may not continue to be able to accommodate its growth, and the cost of maintaining such systems may increase from its current level. Such a failure to accommodate growth, or an increase in costs related to such information systems, could have a material adverse effect on the Fund and/or the Adviser.

A cybersecurity incident could have numerous material adverse effects, including on the operations, liquidity and financial condition of the Fund. Cyber threats and/or incidents could cause financial costs from the theft of Fund assets (including proprietary information and intellectual property) as well as numerous unforeseen costs including, but not limited to: litigation costs, preventative and protective costs, remediation costs and costs associated with reputational damage, any one of which, could be materially adverse to the Fund. There can be no guarantee that the Fund will be able to prevent or mitigate such incidents. If systems and measures to manage risks relating to these types of events, are compromised, become inoperable for extended periods of time or cease to function properly, the Adviser, the Fund and/or an issuer may have to make a significant investment to fix or replace them. The failure of these systems and/or of disaster recovery plans for any reason could cause significant interruptions in the Adviser’s, the Fund’s and/or an issuer’s operations and result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to investors (and the beneficial owners of investors).

In addition, the Fund or the Adviser may not be in a position to verify the risks or reliability of third parties with which the Fund’s and the Adviser’s operations interface with and/or depend on third parties, including the Fund’s administrator and other service providers. The Fund may suffer adverse consequences from actions, errors or failure to act by such third parties, and will have obligations, including indemnity obligations, and limited recourse against them.

MANAGEMENT OF THE FUND

Trustees

The Fund’s business and affairs are managed under the direction of the Board, which has overall responsibility for monitoring and overseeing the Fund’s management and operations. The Board consists of four members, three of whom are not “interested persons” of the Fund or of the Adviser as defined in Section 2(a)(19) of the 1940 Act and are “independent,” as determined by the Board. These individuals are referred to as “Independent Trustees.” The Trustees are subject to removal or replacement in accordance with Delaware law and the Declaration of Trust. The Statement of Additional Information provides additional information about the Trustees.

The Board, including the Independent Trustees, oversees and monitors the Fund’s management and operations. After an initial two-year term, the Board will review on an annual basis the Investment Advisory Agreement to determine, among other things, whether the fees payable under such agreement are reasonable in light of the services provided.

Investment Adviser

TCG Strategic Income Advisor LLC, located at 525 Okeechobee Blvd., Suite 1650, West Palm Beach, Florida 33401, serves as the Fund’s investment adviser. The Adviser is newly formed and registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is a Delaware limited liability company formed for the purpose of advising the Fund. As of December 4, 2025, the Adviser has approximately $100,000 in regulatory assets under management. The Adviser is an affiliate of Tannenbaum Capital Group (“TCG”), a group of affiliated advisers, with over $1,000,000,000 in AUM (as defined herein) across the TCG platform as of December 4, 2025. Assets under management (“AUM”) refers to the assets under management for all credit funds for which the Adviser or TCG, respectively, provides investment management or advisory services. AUM equals the sums of the assets at each TCG Managed Fund as of December 4, 2025 plus used or available leverage. AUM is unaudited, preliminary and subject to change. This definition of AUM is not based on any definition contained in the governing documents or in any management agreement of the funds managed by affiliates of the TCG platform. The calculation also differs from the manner in which its affiliates registered with the SEC report “Regulatory Assets Under Management” on Form ADV in various ways.

Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing the investment activities of the Fund. The Adviser leverages deep industry relationships, an experienced investment team, and resources to source, underwrite, and manage investments across market cycles. In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Investment Advisory Agreement a monthly advisory fee (the “Advisory Fee”) computed at the annual rate of 1.75% of the daily net assets.

Pursuant to the Advisory Fee Waiver Agreement, the Adviser has contractually agreed to an Advisory Fee Waiver such that the Advisory Fee shall not exceed an amount equal to the annual rate of 0.95% of the Fund’s average daily net assets. This agreement will remain in place until January 31, 2027, and may be terminated (i) at any time by the Board upon 60 days’ prior written notice to the Adviser; or (ii) by Adviser at the annual expiration date of the agreement upon 60 days’ prior written notice to the Fund, in each case without payment of any penalty. The Advisory Fee Waiver Agreement will not provide for recoupment of waived expenses.

In addition to the Advisory Fee Waiver described above, the Adviser and the Fund have entered into an Expense Limitation Agreement under which the Adviser has agreed, until at least January 31, 2027 to (i) waive its Advisory Fee and/or (ii) pay or absorb the ordinary operating expenses of the Fund and the initial organizational and offering expenses of the Fund (excluding expenses directly related to the costs of making investments, including interest and structuring costs for borrowings and line(s) of credit, taxes, dividends, amortization/accretion and interest on securities sold short, brokerage commissions, acquired fund fees and expenses (if any), distribution and shareholder service fees, expenses related to litigation and potential litigation and extraordinary expenses), to the extent necessary to ensure that total annual fund operating expenses do not exceed 2.50% per annum of the Fund’s average daily net assets attributable to each of Class I Shares, Class A-1 Shares and Class A-2 Shares. The Expense Limitation Agreement may be terminated (i) at any time by the Board upon 60 days’ prior written notice to the Adviser, or (ii) by the Adviser at the annual expiration date of the agreement upon 60 days’ prior written notice to the Fund. The Expense Limitation Agreement will not provide for the recoupment of expenses waived, paid or reimbursed pursuant to this agreement.

The Adviser is obligated to pay expenses associated with providing the investment services stated in the Investment Advisory Agreement.

A discussion regarding the basis for the Board’s approval of the Fund’s Investment Advisory Agreement with the Adviser will be available in the Fund’s annual report to Shareholders for fiscal period ending September 30, 2026.

Administrative Services

Pursuant to an Administrative Services Agreement, the Adviser furnishes the Fund with administrative services necessary for the operation of the Fund, including office facilities, equipment, clerical, bookkeeping, compliance, and record keeping services, oversight of Fund service providers (including the Administrator), assistance in accounting, investor relations, legal, compliance, operations, assistance in the preparation and maintenance of the required financial records and reports to Shareholders and reports filed with the SEC, assistance in the preparation and filing of registration statements (including any amendments thereto), notice of repurchase offers and any other required filings with the SEC, and such other services as the Adviser, subject to review by the Board, shall from time to time determine to be necessary or useful to perform its obligations under the Administrative Services Agreement.

There is no separate fee paid in connection with the services provided, however the Fund will reimburse the Adviser for the Fund’s allocable portion of certain expenses incurred by the Adviser in performing its obligations under Administrative Services Agreement. Reimbursable expenses include the costs, for the fair and equitable allocable share of the compensation, including annual base salary, bonus, any related withholding taxes and employee benefits, paid to and other costs related to (i) personnel of the Adviser and/or its affiliates, as applicable, serving as executive officers and any other officers, based on the percentage of his or her time spent devoted to the Fund’s corporate and other non-investment advisory affairs and (ii) other corporate finance, tax, accounting, internal audit, investor relations, legal, risk management, operations, compliance and other non-investment personnel of the Adviser and/or its affiliates who spend all or a portion of their time managing the Fund’s affairs, with the allocable share of the compensation of such personnel being as reasonably determined by the Adviser to appropriately reflect the amount of time spent devoted by such personnel to the Fund’s affairs. The Administrative Services Agreement may be terminated by either party without penalty upon 60-days’ written notice to the other party. The Adviser may from time to time delegate all or a portion of the administrative services provided under the Administrative Services Agreement to one or more parties selected by the Adviser, including its affiliates.

Fund Expenses

The Fund pays all expenses attributable to its operations not expressly assumed by the Adviser in the Investment Advisory Agreement, including, without limitation, distribution and shareholder service fee, independent Trustees’ fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its Shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to shareholders, insurance premiums, and other expenses connected with executing portfolio transactions. The Fund pays all expenses related to its investment program, including, but not limited to, expenses borne indirectly through the Fund’s investments in the underlying assets, all costs and expenses directly related to due diligence of portfolio transactions for the Fund such as direct and indirect expenses associated with the Fund’s investments (whether or not consummated), and enforcing the Fund’s rights in respect of such investments, transfer taxes and premiums, taxes withheld on non-U.S. dividends, fees for data and software providers, research expenses, professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts) and, if applicable, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased; margin fees; and fees paid to third-party providers for due diligence and valuation services.

Portfolio Management

Leonard Tannenbaum, Peter McNitt and Johanna White are primarily responsible for the day-to-day management of the Fund’s investment portfolio.

Below is biographical information relating to the portfolio managers:

Leonard Tannenbaum, CFA

Mr. Tannenbaum has been a portfolio manager of the Fund since its inception. He is the manager of the Adviser and Founder and Executive Chairman of Tannenbaum Capital Group, an alternative investment firm specializing in private credit, real estate, and strategic general partnerships. Previously, Mr. Tannenbaum was the Chief Executive Officer and Founder of Fifth Street Capital, an asset manager with over $5 billion in AUM, which was sold to Oaktree in 2017.

Peter McNitt, CFA

Mr. McNitt has been a portfolio manager of the Fund since its inception. He is the Adviser’s Chief Investment Officer. He was formerly a Senior Analyst at the Federated Kaufmann Fund, a growth focused mutual fund. Mr. McNitt is a generalist who actively managed equity portfolio across sectors, geographies, and market capitalizations. Mr. McNitt was previously an investment banking analyst at JPMorgan.

Johanna White, CFA

Ms. White has been a portfolio manager of the Fund since its inception. She leads a dedicated underwriting team at Tannenbaum Capital Group. Ms. White has more than 10 years of experience lending to public and private companies and performing in-depth collateral analysis to evaluate hard assets, financial assets, and intangible assets, including real estate, equipment, receivables, inventory, intellectual property, and other assets. Ms. White has extensive experience structuring and negotiating transactions both at inception and throughout the life of the transaction. Ms. White previously served as a Credit Analyst at JGB Management Inc., an opportunistic private credit fund, where she focused on the origination, diligence, structuring and portfolio management of direct loans.

Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Adviser, its directors, trustees, officers, shareholders or members, agents, employees, consultants, controlling persons, and any other person or entity affiliated with any of them (the “Indemnified Parties”) are entitled to indemnification from the Fund for all losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in satisfaction of judgments, in compromises and settlement, as fines and penalties and legal or other costs and reasonable expenses of investigating or defending against any claim or alleged claim) arising out of or otherwise based upon the performance of any of the Indemnified Parties’ duties or obligations under the Investment Advisory Agreement or otherwise as an investment adviser of the Fund.

Administrator

UMB Fund Services, Inc., which has its principal office at 235 West Galena Street, Milwaukee, Wisconsin 53212, serves as administrator for the Fund.

Pursuant to the Administration and Fund Accounting Agreement with the Fund, the Administrator furnishes the Fund with clerical, bookkeeping and record keeping services. The Administrator also performs, or oversees the performance of, certain of the Fund’s required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, being responsible for the financial records that the Fund is required to maintain and preparing reports to the Shareholders and reports filed with the SEC. In addition, the Administrator generally oversees the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others.

Control Persons and Principal Holders of Securities

Persons that, to the Fund’s knowledge, beneficially own, directly or through one or more controlled companies, more than 25% of the outstanding Shares of the Fund may be deemed to “control” (as that term is defined in the 1940 Act) the Fund and may be able to affect or determine the outcome of matters presented for a vote of the Shareholders of the Fund.

Leonard M. Tannenbaum, an affiliated person of the Adviser, has provided the initial investment in the Fund. For so long as Mr. Tannenbaum has a greater than 25% interest in the Fund, he may be deemed to be a “control person” of the Fund for purposes of the 1940 Act.

Organization and Offering Costs

The Adviser will bear the organizational costs of the Fund and the initial offering expenses related to the continuous offering of Shares, covering expenses like legal fees, printing costs, and the initial seed audit expenses incurred in through the effective date of the Fund’s registration statement. This arrangement is outlined in the Expense Limitation Agreement between the Fund and the Adviser.

The Fund will bear certain ongoing offering costs associated with the Fund’s continuous offering of Shares. The ongoing offering costs will be subject to the Expense Limitation Agreement. As of December [__], 2025, the Fund has not completed its first sale of shares in its public offering. Therefore, organizational and offering expenses are not recorded in the accompanying Statement of Assets and Liabilities.

DETERMINATION OF NET ASSET VALUE

The Fund expects to determine its NAV for each class of Shares daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”). The NAV per share for each class of Shares is determined by dividing the value of total assets attributable to the class minus liabilities (including borrowings for investment purposes) attributable to the class by the total number of Shares outstanding of the class at the date as of which the determination is made. The Fund’s net assets are determined by subtracting any liabilities (including borrowings for investment purposes) Each Class A-2 Share will be offered at NAV plus any applicable sales load, while each Class I Share and Class A-1 Share will be offered at NAV.

The Fund conducts the valuation of its investments, upon which the Fund’s NAV is based, and account for all other assets and liabilities at all times consistent with GAAP and the 1940 Act. The Fund values its investments in accordance with the provisions of the FASB ASC Topic 820 Fair Value Measurements and Disclosures of the Financial Accounting Standards Board’s Accounting Standards Codification, as amended (“ASC 820”), and Rule 2a-5 under the 1940 Act, which defines fair value as the value of a portfolio investment for which market quotations are not readily available. In accordance with Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the valuation designee to perform fair value determinations related to the Fund’s investments, subject to the Board’s oversight and periodic reporting requirements.

A market quotation is “readily available” only when it is a quoted price (unadjusted) in active markets for identical instruments that a fund can access at the measurement date, provided that such a quotation is not considered to be readily available if it is not reliable. ASC 820 prioritizes the use of observable market prices derived from such prices over entity-specific inputs. Due to the inherent uncertainties of valuation, certain estimated fair values may differ significantly from the values that would have been realized had a readily available market quotation for these investments existed, and these differences could be material.

Investments for which market quotations are readily available will be valued at those market quotations. To validate market quotations, the Adviser will utilize a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. To assess the continuing appropriateness of pricing sources and methodologies, the Adviser reviews such prices and issues challenges as necessary to independent pricing services or brokers, and any differences are reviewed in accordance with the valuation procedures. The Adviser does not adjust the prices unless it has a reason to believe market quotations are not reflective of the fair value of an investment.

The prices provided by a nationally recognized pricing service are typically based on the mean of bid and ask prices for each investment for which market quotations are available. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Broker quotes may also be used to value investments.

Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser under the Fund’s valuation procedures established by, and under the general supervision and responsibility of, the Board. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Adviser as valuation designee to the Board at each regularly scheduled quarterly meeting. These valuation approaches involve some level of estimation and judgment, the degree of which is dependent on the price transparency for the investments or market and the investments’ complexity. The Board may modify the valuation procedures from time to time.

The Fund’s investments will generally be valued at their current market values as determined in the following manner:

●	Equity securities and other investments, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price (in the case of securities and futures) or the mean of the closing bid and offer (in the case of options) as reported by a third-party pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of depository receipts, futures contracts, baskets of securities from the foreign market or funds that are comprised of those securities, such as exchange-traded funds or closed-end country funds; and the U.S. market, to the extent that the U.S. market may bear a correlation to the particular foreign market.

●	Debt securities that are publicly traded, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services.

●	Investments in other investment companies, including private funds, are valued at their stated NAV.

●	Investments, including private placements, private credit and other equity securities, for which observable inputs are not available are generally valued using one or more valuation methods including the market approach, the income approach and asset/cost approach. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The asset/cost approach considers factors including the value of the security’s underlying assets and liabilities. In valuing such securities, the Adviser may rely on one or more third-party valuation firms to assist with the fair valuation of the Fund’s investments, and the Adviser and/or the third-party valuation firms may analyze a variety of materials, including information that the Adviser receives from private companies (which may include financial statements, capitalization tables, transaction documents and board materials, as available and applicable) and Adviser’s valuation model.

Other Considerations

A substantial portion of the Fund’s assets are expected to consist of assets for which there are no readily available market quotations and thus their valuation is subject to inherent uncertainty and conflicts of interest. The information available in the marketplace for such companies, their securities and the status of their businesses and financial conditions is often extremely limited, outdated and difficult to confirm. The determination of fair value necessarily involves judgment in evaluating this information in order to determine the price that the Fund might reasonably expect to receive for the security upon its current sale. There are inherent uncertainties associated with the determination of fair value. The most relevant information may often be provided by the issuer of the securities. Given the nature, timeliness, amount and reliability of information provided by the issuer, fair valuations may become more difficult and uncertain as such information is unavailable or becomes outdated.

In the event that the Adviser determines that the above valuation guidelines are impracticable or not appropriate in relation to a particular asset or liability of the Fund, or in the case of assets or liabilities not specifically referenced above, the Adviser shall determine prudently and in good faith the fair value of such asset or liability, including the potential to rely on internal pricing models. Such valuations might vary from similar valuations performed by independent third parties for similar types of securities or assets or liabilities. The valuation of illiquid securities and other assets and liabilities is inherently subjective and subject to increased risk that the information utilized to value such assets or liabilities or to create the price models could be inaccurate or subject to other error.

Prospective investors should be aware that fair value represents a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s issuance (including through dividend or distribution reinvestment) or repurchase of Shares through repurchase offers at NAV at a time when it owns investments that are valued at fair value may have the effect of diluting or increasing the economic interest of existing Shareholders.

The Fund’s most recently determined NAV per share for each class of Shares will be available daily on the Fund’s website at https://tcgsx.com/.

CONFLICTS OF INTEREST

The Adviser and its affiliates may manage other investment vehicles that have investment objectives that compete or overlap with the Fund, such investment vehicles have invested and may in the future from time to time invest in, the same investments as the Fund as well as the Fund’s target asset classes. This may apply to existing investment vehicles or investment vehicles that may be organized in the future. Consequently, the Fund, on the one hand, and these other investment vehicles, on the other hand, may from time to time pursue the same or similar loan opportunities. To the extent such other investment vehicles seek to acquire the same target assets as the Fund, the scope of opportunities otherwise available to Fund may be adversely affected and/or reduced. The Adviser may also give advice to such other investment vehicles that may differ from the advice given to the Fund, even though their investment objectives may be the same or similar to Fund. See also “Conflicts of Interest Risk.”

The Adviser has adopted conflicts of interest policies and procedures relating to its investment advisory activities and is to be used as a guide for compliance with applicable legal standards, the federal securities laws, and the Adviser’s policies. The Adviser and its affiliates endeavor to allocate investment opportunities in a fair and equitable manner, subject to established policies and procedures and applicable law. The policies of the Adviser and its affiliates are intended to enable the Fund to share equitably with any other investment vehicles that are managed by affiliates of the Adviser. In general, loan and investment opportunities are allocated taking into consideration various factors, including, among others, the relevant investment vehicles’ available capital, investment objectives or strategies, regulatory restrictions, risk profiles and existing or prior positions in a borrower, particular loan or portfolio company, their potential conflicts of interest, the nature of the opportunity and market conditions, as well as the rotation of loan or investment opportunities. Nevertheless, it is possible that the Fund may not be given the opportunity to participate in certain loans or other investment opportunities made by investment vehicles managed by affiliates of the Adviser. In addition, there may be conflicts in the allocation of loan and investment opportunities among the Fund and the other investment vehicles managed by affiliates of the Adviser. In the event investment opportunities are allocated among the Fund and TCG Managed Funds, the Fund may not be able to structure its investment portfolio in the manner desired.

The Adviser and the Fund have applied for an exemptive order from the SEC that would expand the Fund’s ability to co-invest alongside other funds (including private funds) managed by the Adviser or its affiliates in privately negotiated portfolio investments. There is no assurance that the Adviser or the Fund will receive such an exemptive order on a timely basis or at all, or, if granted, may be granted with conditions that limit or restrict the Fund’s ability to participate in such co-investment. Unless and until the Fund receives such co-investment exemptive order from the SEC, the Fund will only invest in co-investment opportunities where the transaction is permitted under existing regulatory guidance, such as transactions in which price is the only negotiated term. Ultimately, if the co-investment exemptive order is not granted, the Fund may not be able to obtain the Fund’s desired exposure to certain credit strategies, which could impact the Fund’s ability to achieve its investment objectives.

To the extent the Adviser and the Fund receive such an exemptive order, the Adviser may determine that the Fund should invest on a side-by-side basis with one or more TCG Managed Funds. In certain circumstances, co-investments may be made only in accordance with the terms of the Co-Investments Order, if granted by the SEC. As required by the Co-Investment Order, the Adviser will adopt and implement policies and procedures reasonably designed to ensure that: (i) opportunities to participate in co-investment transactions are allocated in a manner that is fair and equitable to the Fund; and (ii) the entity negotiating the co-investment transaction considers the interest in the transaction of the Fund. The Fund will also adopt, and the Board will approve, policies and procedures reasonably designed to ensure compliance with its terms, and the Adviser and the Fund’s Chief Compliance Officer provide regular reports to the Board regarding the Fund’s co-investment activities. Co-investments made under order are subject to certain conditions and requirements, which could limit the Fund’s ability to participate in specific transactions. As a result, if such order is granted, there may be significant overlap among the Fund’s investments and those of other TCG Managed Funds that could avail themselves of the exemptive relief and that have investment objectives similar to the Fund.

From time to time, the Fund and TCG Managed Funds may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities.

By reason of the various activities of the Adviser and its affiliates, the Adviser and such affiliates may acquire confidential or material non-public information or otherwise be restricted from purchasing certain potential Fund investments that otherwise might have been purchased or be restricted from selling certain Fund investments that might otherwise have been sold at the time.

The Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions made on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with its fiduciary obligations to clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions may have the effect of favoring the interests of other clients, provided that the Adviser believes such voting decisions to be in accordance with its fiduciary obligations.

Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars,” if any). The Adviser has adopted policies and procedures and has structured its portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

SHARE REPURCHASE PROGRAM

The Fund does not currently intend to list its Shares on any securities exchange and does not expect any secondary market for them to develop in the foreseeable future. Therefore, Shareholders should expect that they will be unable to sell their Shares for an indefinite time, at a desired price or in a desired amount. No Shareholder will have the right to require the Fund to repurchase such Shareholder’s Shares or any portion thereof. Shareholders may not transfer their investment from the Fund to any other registered investment company. Because no public market exists for the Shares, and none is expected to develop in the foreseeable future, Shareholders will not be able to liquidate their investment, other than through the Fund’s share repurchase program, or, in limited circumstances, as a result of transfers of Shares to other investors. Thus, the Shares are appropriate only as a long-term investment.

The Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without Shareholder approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of its Shares at NAV on a regular schedule. Although the policy permits repurchases of between 5% and 25% of the Fund’s outstanding Shares, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at NAV, subject to approval of the Board. The schedule requires the Fund to make repurchase offers every three months. The Fund expects the first repurchase offer to be issued in the second full calendar quarter after the date that the Fund’s registration statement becomes effective.

The offer to purchase Shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). The Repurchase Offer Notice is sent to Shareholders at least 21 calendar days before the Repurchase Request Deadline, which is ordinarily on the third Friday of the month in which the repurchase occurs. The Fund expects to determine the NAV applicable to repurchases on the Repurchase Request Deadline. However, the NAV will be calculated no later than the Repurchase Pricing Date. The Fund expects to distribute payment to Shareholders between one to three business days after the Repurchase Pricing Date and will distribute such payment no later than seven calendar days after such date.

Determination of Repurchase Offer Amount

The Board, or a committee thereof, in its sole discretion, will determine the number of Shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% and no more than 25% of the total number of Shares outstanding on the Repurchase Request Deadline.

If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all Shares tendered for repurchase by Shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered.

Notice to Shareholders

No less than 21 days and no more than 42 days before each Repurchase Request Deadline, the Fund shall send to each Shareholder of record and to each beneficial owner of the Shares that are the subject of the repurchase offer a notification (“Shareholder Notification”). The Shareholder Notification will contain information Shareholders should consider in deciding whether to tender their Shares for repurchase. The notice also will include detailed instructions on how to tender Shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment Deadline”). The notice also will set forth the NAV that has been computed no more than seven days before the date of notification, and how Shareholders may ascertain the NAV after the notification date.

Repurchase Price

The repurchase price of the Shares will be the Fund’s NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. You may call [toll-free number] to learn the NAV. The notice of the repurchase offer also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.

Repurchase Amounts and Payment of Proceeds

Shares tendered for repurchase by Shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline. Payment pursuant to the repurchase offer will be made by check to the Shareholder’s address of record, or credited directly to a predetermined bank account on the Repurchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of Shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if Shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all Shares tendered for repurchase by Shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered.

With respect to any required minimum distributions from an IRA or other qualified retirement plan, it is the obligation of the Shareholder to determine the amount of any such required minimum distribution and to otherwise satisfy the required minimum. In the event that Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the Shares on a pro rata basis, which may result in the Fund not honoring the full amount of a required minimum distribution requested by a Shareholder.

There is no assurance that you will be able to tender your Shares when or in the amount that you desire.

Repurchase Fee on Shares Repurchased within One Year of Purchase

Repurchases of Shares from Shareholders by the Fund will be paid in cash as described below. The Fund does not impose any charges in connection with repurchases of Shares except with respect to Shares held for less than one year. An early repurchase fee (the “Early Repurchase Fee”) payable to the Fund will be charged with respect to the repurchase of a Shareholder’s Shares at any time prior to the day immediately preceding the one-year anniversary of a Shareholder’s purchase of the Shares. The Early Repurchase Fee will equal 1.00% of the NAV of the Class A-2 Shares repurchased less than one year from the date of purchase. Once Shareholders have held Shares for a year, no fee will be assessed in association with a Share repurchase. The Early Repurchase Fee is payable to the Fund and not to the Advisers. An Early Repurchase Fee payable by a Shareholder may be waived by the Fund, in circumstances where the Board determines that doing so is in the best interests of the Fund and will not discriminate unfairly against any Shareholder, including, but not limited to, when Shares are tendered for repurchase due to the death, disability or retirement of the shareholder and repurchases of Shares held by employer sponsored benefit plans (i.e., repurchases to satisfy participant loan advances, repurchases in connection with distributions qualifying under the hardship provisions of the Code, and repurchases representing returns of excess contributions to such plans).

Suspension or Postponement of Repurchase Offers

The Fund may suspend or postpone a repurchase offer in limited circumstances set forth in Rule 23c-3 under the 1940 Act, but only with the approval of a majority of the Trustees, including a majority of Trustees who are not “interested persons” of the Fund, as defined in the 1940 Act. The Fund may suspend or postpone a repurchase offer only: (1) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC under the Code; (2) for any period during which the NYSE or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (3) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (4) for such other periods as the SEC may by order permit for the protection of Shareholders of the Fund.

Consequences of Repurchase Offers

From the time the Fund distributes or publishes each repurchase offer notification until the Repurchase Pricing Date for that offer, the Fund must maintain liquid assets at least equal to the percentage of its Shares subject to the repurchase offer. For this purpose, “liquid assets” means assets that may be sold or otherwise disposed of in the ordinary course of business, at approximately the price at which the Fund values them, within the period between the Repurchase Request Deadline and the repurchase payment deadline, or which mature by the repurchase payment deadline. The Fund is also permitted to borrow up to the maximum extent permitted under the 1940 Act to meet repurchase requests.

If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income. There is no assurance that the Fund will be able sell a significant amount of additional Shares so as to mitigate these effects.

These and other possible risks associated with the Fund’s repurchase offers are described under “Principal Risks of Investment in the Fund-Repurchase Offers Risk” above. In addition, the repurchase of Shares by the Fund will be a taxable event to Shareholders, potentially even to those Shareholders that do not participate in the repurchase. For a discussion of these tax consequences, see “Tax Aspects” below.

DESCRIPTION OF CAPITAL STRUCTURE

The following is a brief description of the anticipated capital structure of the Fund. This section describes the material features of the capital structure of the Fund. Further information on the Fund’s capital structure is available in the Declaration of Trust and Bylaws, which are each exhibits to the registration statement of which this Prospectus is a part.

The Fund is a Delaware statutory trust established under the laws of the State of Delaware by the Declaration of Trust. The Declaration of Trust provides that the Trustees may authorize separate series or classes of Shares of beneficial interest of the Fund. Preferred shares may be issued in one or more series, with such rights as determined by the Board, by action of the Board without the approval of the Shareholders.

The Declaration of Trust authorizes the issuance of an unlimited number of Shares. The Fund intends to offer three classes of Shares: Class I Shares, Class A-1 Shares and Class A-2 Shares. The fees and expenses for the Fund are set forth in “Summary of Fees and Expenses” above.

Shareholders will be entitled to the payment of dividends and other distributions when, as and if declared by the Board. All Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Shares will, when issued, be fully paid and non-assessable, and will have no preemptive or conversion rights or rights to cumulative voting. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the holders of the Shares according to their respective rights.

The Fund does not intend to hold annual meetings of Shareholders. If the Fund does hold a meeting of Shareholders, Shares of the Fund entitle their holders to one vote for each Share held. Each fractional Share shall be entitled to a proportionate fractional vote, except as otherwise provided by the Declaration of Trust, Bylaws, or required by applicable law.

The Fund will send unaudited reports at least semi-annually and audited financial statements annually to all of its Shareholders.

The Shares are not, and are not expected to be, listed for trading on any national securities exchange nor is there expected to be any secondary trading market in the Shares.

The following table shows the amount of Shares of the Fund that were authorized and outstanding as of December [__], 2025:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by the Fund for its Account	(4) Amount Outstanding Exclusive of Amount Shown Under (3)
Class I Shares	Unlimited	None	10,000
Class A-1 Shares	Unlimited	None	0
Class A-2 Shares	Unlimited	None	0

Although it has no present intention to do so, the Fund may determine in the future to issue preferred shares or other senior securities to add leverage to its portfolio. Any such preferred shares would have complete priority upon distribution of assets over the Shares.

PLAN OF DISTRIBUTION

Foreside Financial Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), located at 190 Middle Street, Suite 301, Portland, Maine 04101, serves as the Fund’s principal underwriter and acts as the distributor of the Shares (the “Distributor”) on commercially reasonable efforts basis, subject to various conditions. The Shares are offered for sale through the Distributor at NAV plus any applicable sales load. The Distributor also may enter into agreements with financial intermediaries and their agents that are authorized to buy and sell Shares of the Fund (collectively, “Financial Intermediaries”) for the sale and servicing of the Shares. In reliance on Rule 415 of the Securities Act, the Fund intends to offer its Shares, on a continual basis, through the Distributor. No arrangement has been made to place funds received in an escrow, trust or similar account. The Distributor is not required to offer any specific number or dollar amount of the Shares, but will use its commercially reasonable efforts to offer the Shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market marker in Fund Shares.

Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor, its affiliates and each of their respective members, managers, directors, officers, employees, representatives and any person who controls or previously controlled the Distributor within the meaning of Section 15 of the 1933 Act, against all losses, claims, demands, liabilities, damages and expenses (including the reasonable costs of investigating or defending any alleged losses, claims, demands, liabilities, damages or expenses and any reasonable counsel fees incurred in connection therewith) arising under the federal securities laws. To the extent consistent with applicable law, the Distributor has agreed to indemnify the Fund and each Trustee against certain liabilities under the federal securities laws and in connection with the services rendered to the Fund.

The Adviser or its affiliates, in the Adviser’s discretion and from its own resources, may pay additional compensation to Financial Intermediaries in connection with the sale of Fund Shares (the “Additional Compensation”). In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a Financial Intermediaries’ registered representatives, placement on a list of investment options offered by a Financial Intermediary, or the ability to assist in training and educating the Financial Intermediaries. The Additional Compensation may differ among Financial Intermediaries in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts, or based on the aggregate value of outstanding Shares held by Shareholders introduced by the Financial Intermediary, or determined in some other manner. The receipt of Additional Compensation by a selling Financial Intermediary may create potential conflicts of interest between an investor and its Financial Intermediary who is recommending the Fund over other potential investments. Additionally, the Fund pays a servicing fee to the Financial Intermediaries or financial institutions and for providing ongoing services in respect of clients with whom it has distributed Shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and ongoing liaison services as the Fund or the Adviser may reasonably request. Although the Fund may use financial firms that sell Shares to effect portfolio transactions for the Fund, the Fund and the Adviser will not consider the sale of Shares as a factor when choosing financial firms to effect those transactions.

The Fund may also directly enter into agreements with Financial Intermediaries pursuant to which it will pay the Financial Intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary, or (2) the number of accounts serviced by such Financial Intermediary. From time to time, the Adviser or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their own resources. These payments may be material to Financial Intermediaries relative to other compensation paid by the Fund and/or the Distributor, the Adviser and their affiliates. The payments described above may differ and may vary from amounts paid to the Fund’s transfer agent for providing similar services to other accounts. The Financial Intermediaries are not audited by the Fund, the Adviser or their service providers to determine whether such intermediary is providing the services for which they are receiving such payments.

The Fund reserves the right, in its sole discretion, to suspend the offering of Shares of the Fund or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Fund.

No market currently exists for the Fund’s Common Shares. The Fund will not list its Shares for trading on any securities exchange. There is currently no secondary market for the Fund’s Shares and the Fund does not anticipate that a secondary market will develop for its Common Shares. Neither the Adviser nor the Distributor intends to make a market in the Fund’s Common Shares.

Share Classes

Each Share class represents an investment in the same portfolio of investments, but each class has its own expense structure and arrangements for Shareholder services or distribution, which allows you to choose the class that best fits your situation and eligibility requirements.

The Fund has adopted a Multi-Class Plan pursuant to Rule 18f-3 under the 1940 Act Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 18f-3 as a condition of an exemptive order under the 1940 Act which permits it to have, among other things, a multi-class structure and distribution and shareholder service fees. Under the Multi-Class Plan, shares of each class of the Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any class-specific expenses; and (c) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and shall have exclusive voting rights on any matter submitted to shareholders that relates solely to that class.

The Fund currently offer three separate classes of Shares, designated as Class I Shares, Class A-1 Shares and Class A-2 Shares, which are offered in this Prospectus, but each class has its own expense structure and arrangements for shareholder services or distribution, which allows you to choose the class that best fits your situation and eligibility requirements. Individual shareholders who hold Shares through financial intermediaries, pensions or profit sharing plans may not be eligible to hold Shares of the Fund outside of their respective financial intermediary platform or plan.

Class I Shares

Class I Shares are sold at the prevailing NAV and are not subject to any upfront sales load. Class I Shares are not subject to a Distribution and Shareholder Service Fee.

Class I Shares are offered for investment to investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations, including certain non-U.S. investment companies operating as “feeder funds,” and individuals that can meet the minimum investment amount. Class I Shares may also be offered through certain financial firms that charge their customers transaction or other fees with respect to their customers’ investments in the Fund.

Class A-1 Shares and Class A-2 Shares

Class A-1 Shares are sold at the prevailing NAV and are not subject to any upfront sales load. Class A-2 Shares are sold at the prevailing NAV, plus the applicable sales load. Class A-1 Shares and Class A-2 Shares are subject to a Distribution and Shareholder Service Fee.

Class A-1 Shares and Class A-2 Shares are not available for purchase directly from the Distributor and are primarily offered and sold to retail investors by certain broker-dealers which are members of FINRA and which have agreements with the Distributor to sell Class A-1 Shares and Class A-2 Shares, but may be made available through other financial firms, including banks and trust companies and to specified benefit plans and other retirement accounts.

The Fund has adopted separate distribution and service plans for Class A-1 Shares and Class A-2 Shares (the “Distribution and Service Plans”). Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 18f-3 as a condition of an exemptive order under the 1940 Act which permits it, among other things, to have a multi-class structure and to operate the Distribution and Service Plans in compliance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Each Distribution and Service Plan permits the Fund to compensate the Distributor for providing or procuring through financial firms, distribution, administrative, recordkeeping, shareholder and/or related services with respect to the Class A-1 Shares and Class A-2 Shares, as applicable. Most or all of the distribution and shareholder service fees are paid to financial firms through which Shareholders may purchase or hold Class A-1 Shares and Class A-2 Shares, as applicable. Because these fees are paid out of the applicable share class’s assets on an ongoing basis, over time they will increase the cost of an investment in Class A-1 Shares and Class A-2 Shares and may cost you more than other types of sales charge.

The maximum annual rates at which the distribution and shareholder service fees may be paid under the Distribution and Service Plan for Class A-1 Shares and Class A-2 Shares (calculated as a percentage of the Fund’s average daily net assets attributable to the Class A-1 Shares and Class A-2 Shares) is 0.50%.

Purchasing Shares

The following section provides basic information about how to purchase Shares of the Fund.

The Fund typically offers and sells its shares to U.S. residents, and certain non-U.S. investment companies operating as “feeder funds,” but may also offer and sell its shares directly or indirectly to other non-U.S. residents from time to time, including in private transactions. For purposes of this policy, a U.S. resident is defined as an account with (i) a U.S. address of record and (ii) all account owners residing in the U.S. at the time of sale.

If you are eligible to buy Class I Shares as well as either Class A-1 Shares and Class A-2 Shares, you should buy Class I Shares because Class A-2 Shares may be subject to sales charges, and each of Class A-1 Shares and Class A-2 Shares will pay an annual distribution and shareholder service fee.

Individual shareholders who purchase Shares through Financial Intermediaries, pensions or profit sharing plans may not be eligible to hold Shares outside of their respective plan or Financial Intermediary platform. Certain broker-dealers with agreements with the distributor are authorized to receive purchase and repurchase requests for transmission to the Fund and in some cases may designate other Financial Intermediaries to receive such orders.

Class A-1 Shares and Class A-2 Shares

Eligible investors may purchase Class A-1 Shares and Class A-2 Shares through Financial Intermediaries. Class A-1 Shares and Class A-2 Shares are not available for purchase directly from the Distributor.

Through Financial Intermediaries—Class A-1 Shares and Class A-2 Shares are primarily offered and sold to retail investors by certain broker-dealers which are members of FINRA and which have agreements with the Fund’s distributor to offer Class A-1 Shares and Class A-2 Shares, but may be made available through other financial firms, including banks and trust companies and to specified benefit plans and other retirement accounts. Your broker-dealer or other financial firm may establish higher or lower minimum investment requirements than the Fund and may also independently charge you transaction or other fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker-dealer or other financial firm will normally be held in your account with that firm and instructions for buying, selling, exchanging or transferring Class A-1 Shares and Class A-2 Shares must be submitted by your broker-dealer or other financial firm on your behalf.

Class I Shares

Eligible investors may purchase Class I Shares in the following ways: (1) through Financial Intermediaries; and (2) through the Fund, directly.

Through Financial Intermediaries—Class I Shares may be offered through certain financial firms that charge their customers transaction or other fees with respect to their customers’ investments in the Fund. Your broker-dealer or other financial firm may establish higher or lower minimum investment requirements than the Fund and may also independently charge you transaction or other fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker-dealer or other financial firm will normally be held in your account with that firm. If you purchase shares through a broker-dealer or other financial firm, instructions for buying, selling, exchanging or transferring Class I Shares must be submitted by your financial firm or broker-dealer on your behalf.

Through the Fund—You should discuss your investment with your financial advisor before you make a purchase to be sure the Fund is appropriate for you. Investors who meet the minimum investment amount and wish to invest directly in Class I Shares may obtain an account application online at https://tcgsx.com/ or by calling [toll-free number].

By Mail:

To make an initial purchase by mail, complete an account application and mail the application, together with a check made payable to:

Overnight:	Regular Mail:
TCG Strategic Income Fund C/O UMBFS 235 W. Galena St Milwaukee WI 53212	TCG Strategic Income Fund PO BOX 2175 Milwaukee WI 53201

All checks must be in U.S. dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks. To prevent check fraud, the Fund will neither accept third-party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of Shares, nor post-dated checks, postdated on-line bill pay checks, or any conditional purchase order or payment.

The transfer agent may charge a fee against an investor’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to Shareholders. The Fund reserves the right to reject any application.

By Wire-Initial Investment:

To make an initial investment in the Fund, the transfer agent must receive a completed account application from a Financial Intermediary before an investor wires funds. The Financial Intermediary may mail or overnight deliver an account application to the transfer agent. Upon receipt of the completed account application, the transfer agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor’s bank to send the wire. An investor’s bank must include both the name of the Fund, the account number, and the investor’s name so that monies can be correctly applied. If you wish to wire money to make an investment in the Fund, please call the Fund at [toll-free number] for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

By Wire-Subsequent Investments:

Before sending a wire, investors must contact the transfer agent to advise them of the intent to wire funds. This will ensure prompt and accurate credit upon receipt of the wire. The Fund, and its agents, including the transfer agent and custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Automatic Investment Plan-Subsequent Investments:

You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. Please contact your registered representative/investment adviser for more information about the Fund’s Automatic Investment Plan.

In compliance with the USA Patriot Act of 2001, the Transfer Agent will verify certain information on each account application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, investors must supply full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Registered representatives/investment advisers may call the Investor Relations Department at [toll-free number] for additional assistance when completing an application.

If the Transfer Agent does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also may reserve the right to close the account within five business days if clarifying information/documentation is not received.

Investment Minimums

The minimum initial investment for Class I Shares is $1 million per account, except that the minimum investment may be higher or lower for certain financial firms that submit orders on behalf of their customers, the Trustees and certain employees and their extended family members of the Adviser and its affiliates. There is no minimum subsequent investment amount.

The minimum initial investment for Class A-1 Shares and Class A-2 Shares is $2,500 per account, except that the minimum investment may be higher or lower for certain financial firms that submit orders on behalf of their customers, the Trustees and certain employees and their extended family members of the Adviser and its affiliates. The minimum subsequent investment amount for Class A-1 Shares and Class A-2 Shares is $100, except for purchases made pursuant to the Fund’s DRIP or as otherwise permitted by the Fund.

In addition, there is no initial or subsequent investment minimum for Trustees or officers of the Fund, directors, officers and employees of the Adviser or Distributor or any of their affiliates. The Fund will reserve the right to waive investment minimums. Minimum investment amounts may also be waived in the discretion of the Fund or the Adviser.

Sales Load Waiver – Class A-2 Shares

Unless eligible for a sales load waiver, investors purchasing Class A-2 Shares will pay a sales load based on the amount of their investment in the Fund. The sales load payable by each investor in Class A-2 Shares may be up to 3.00%. Although the Fund is permitted to charge a maximum sales charge of 3.00%, the Fund has elected to currently charge a maximum sales charge of 2.00%.

A reallowance to participating broker-dealers may be made by the Distributor from the sales load paid by each investor. You do not pay a sales load on the Fund’s distributions or dividends you reinvest in additional Class A-2 Shares.

Investors may be able to buy Class A-2 Shares without a sales load, if applicable (i.e., “load-waived”), when they are: (i) reinvesting distributions; (ii) a current or former Trustee of the Fund; (iii) an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings or any dependent of the employee, as defined in Section 152 of the Code) of the Adviser or its affiliates; or (iv) purchasing Class A-2 Shares through a Financial Intermediary that has a special arrangement with the Fund. It is the investor’s responsibility to determine whether a reduced sales load would apply. The Fund is not responsible for making such determination. To receive a reduced sales load, notification must be provided at the time of subscription. Notice should be provided to the Financial Intermediary through whom the subscription is made so it can notify the Fund.

DISTRIBUTIONS

The Fund intends to make a distribution each month to its Shareholders of the net investment income of the Fund after payment of Fund operating expenses. The dividend rate may be modified by the Board from time to time.

To the extent that any portion of the Fund’s monthly distributions are considered a return of capital to Shareholders, such portion would not be considered dividends for U.S. federal income tax purposes, and would represent a return of the amounts that such Shareholders invested. Although such return of capital distributions are not currently taxable to Shareholders, such distributions will have the effect of lowering a Shareholder’s tax basis in such Shares, and could result in a higher tax liability when the Shares are sold, even if they have not increased in value, or in fact, have lost value. The Fund’s final distribution for each tax year is expected to include any remaining investment company taxable income and net tax-exempt income undistributed during the tax year, as well as any undistributed net capital gain realized during the tax year. If the total distributions made in any tax year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. This distribution policy, may, under certain circumstances, have adverse consequences to the Fund and its Shareholders because it may result in a return of capital resulting in less of a Shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The distribution policy also may cause the Fund to sell securities at a time it would not otherwise do so to manage the distribution of income and gain. The initial distribution will be declared on date determined by the Board.

Each year, a statement identifying the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital, which is a nontaxable distribution) will be furnished to Shareholders subject to IRS reporting. Fund ordinary distributions may exceed the Fund’s earnings, especially during the period before the Fund has substantially invested the proceeds from this offering. To the extent that the Fund pays distributions to Shareholders using proceeds it receives from Fund distributions, such distributions generally would constitute a return of investor capital and generally will lower an investor’s tax basis in his or her Shares. A return of capital generally is a return of an investor’s investment rather than a return of earnings or gains derived from the Fund’s investment activities. There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.

As discussed in the “Tax Aspects” section, to qualify for and maintain RIC tax treatment, the Fund is required to distribute on a timely basis with respect to each tax year dividends for U.S. federal income tax purposes of an amount at least equal to the sum of 90% of “investment company taxable income” and net tax-exempt interest income, determined without regard to any deduction for dividends paid, for such tax year. To avoid certain excise taxes imposed on RICs, the Fund is required to distribute in respect of each calendar year dividends of an amount at least equal to the sum of (1) 98% of ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of capital gain net income (adjusted for certain ordinary losses) generally for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and capital gain net income for previous calendar years that were not distributed during such calendar years and on which the Fund paid no U.S. federal income tax. The Fund can offer no assurance that it will achieve results that will permit the payment of any cash distributions. If the Fund issues senior securities, the Fund will be prohibited from making distributions if doing so causes it to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of the Fund’s borrowings. Any such limitations would adversely impact the Fund’s ability to make distributions to Shareholders.

Dividend Reinvestment Plan

The Fund will operate under the DRIP administered by the Transfer Agent (the “Plan Administrator”). Pursuant to the DRIP, the Fund’s distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of Shares of the Fund.

Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the plan on behalf of such participating Shareholder. A Shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to TCG Strategic Income Fund, c/o UMB Fund Services, 235 W. Galena Street, Milwaukee, Wisconsin 53212-3948. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by the Plan Administrator at least 15 days prior to the record date of the distribution or the Shareholder will receive such Distribution in Shares through the DRIP. Under the DRIP, the Fund’s distributions to Shareholders are automatically reinvested in full and fractional Shares as described below.

When the Fund declares a distribution, the Plan Administrator, on the Shareholder’s behalf, will receive additional authorized Shares from the Fund either newly issued or repurchased from Shareholders by the Fund and held as treasury stock. The number of Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the Fund’s NAV per share.

The Plan Administrator will maintain all Shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records. The Plan Administrator will hold Shares in the account of the Shareholders in non-certificated form in the name of the participant, and each Shareholder’s proxy, if any, will include those Shares purchased pursuant to the DRIP. Each participant, nevertheless, has the right to request certificates for whole and fractional Shares owned. The Fund will issue certificates in its sole discretion. The Plan Administrator will distribute all proxy solicitation materials, if any, to participating Shareholders.

In the case of Shareholders, such as banks, brokers or nominees, that hold Shares for others who are beneficial owners participating under the DRIP, the Plan Administrator will administer the DRIP on the basis of the number of Shares certified from time to time by the record Shareholder as representing the total amount of Shares registered in the Shareholder’s name and held for the account of beneficial owners participating under the DRIP.

Neither the Plan Administrator nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRIP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which Shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. See “Tax Aspects.”

The Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants with regard to purchases under the DRIP; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.

All correspondence concerning the DRIP should be directed to TCG Strategic Income Fund, c/o UMB Fund Services, 235 W. Galena Street, Milwaukee, Wisconsin 53212-3948. Certain transactions can be performed by calling the toll free number [toll-free number].

AGREEMENT AND DECLARATION OF TRUST

The Declaration of Trust and the Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status.

The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office with or without cause by a vote of two-thirds of the remaining Trustees or by a vote of the holders of at least two-thirds of Shares. These voting thresholds are not required under Delaware or federal law. The anti-takeover provisions in the Declaration of Trust promote stability in the governance of the Fund and limit the risk that the Fund will be subject to changes in control, operational changes or other changes that may not be in the best interests of Shareholders.

The Declaration of Trust requires the affirmative vote of not less than seventy-five percent (75%) of the Shares of the Fund to approve, adopt or authorize an amendment to the Declaration of Trust that makes the Shares a “redeemable security” as that term is defined in the 1940 Act, unless such amendment has been approved by a majority of the Trustees then in office, in which case approval by the vote of a majority of the outstanding voting securities, as defined in the 1940 Act, is required, notwithstanding any provisions of the Bylaws. Upon the adoption of a proposal to convert the Fund from a “closed-end company” to an “open-end company”, as those terms are defined by the 1940 Act, and the necessary amendments to the Declaration of Trust to permit such a conversion of the Fund’s outstanding Shares entitled to vote, the Fund shall, upon complying with any requirements of the 1940 Act and state law, become an “open-end” investment company. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Shares otherwise required by law, or any agreement between the Fund and any national securities exchange.

The Trustees may from time to time grant other voting rights to Shareholders with respect to these and other matters in the Bylaws, certain of which are required by the 1940 Act.

The overall effect of these provisions is to render more difficult the accomplishment of the assumption of control of the Fund by a third party and/or the conversion of the Fund to an open-end investment company. The Trustees has considered the foregoing provisions and concluded that they are in the best interests of the Fund and its Shareholders, including holders of the Shares.

The Declaration of Trust provides that a Shareholder may not bring a derivative action on behalf of the Fund unless:(a) the Shareholder makes a pre-suit demand upon the Trustees to bring the subject action (unless an effort to cause the Trustees to bring such an action is not likely to succeed as determined under the terms of the Declaration of Trust); (b) Shareholders eligible to bring such derivative action who collectively hold Shares representing ten percent (10%) or more of the total combined net asset value of all Shares issued and outstanding join in the request for the Trustees to commence such action (the “10% Threshold”); and (c) the Trustees are afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the Shareholders making such request to reimburse the Fund for the expense of any such advisors in the event that the Trustees determine not to bring such action (the “Shareholder Undertaking”). The provisions of the Declaration of Trust regarding the 10% Threshold and the Shareholder Undertaking do not apply to claims arising under the federal securities laws.

The Declaration of Trust also sets forth procedures for Shareholders to bring direct actions against the Fund and/or its Trustees (“General Direct Actions”). To the fullest extent permitted under Delaware law, Shareholders’ rights to bring General Direct Actions are eliminated, except for actions to enforce an individual Shareholder’s right to vote or rights under Sections 3805(e) or 3819 of the Delaware Statutory Trust Act. Where such elimination is not permitted by law, the Declaration of Trust requires that holders of at least ten percent (10%) of the outstanding Shares must join in bringing such action (the “10% Threshold for General Direct Actions”). In addition, Shareholders must obtain authorization from the Trustees to bring a General Direct Action, unless an effort to obtain such authorization is not likely to succeed, as determined under the Declaration of Trust (“Authorization Requirement”). The Trustees are afforded a reasonable amount of time to consider the Shareholder request and may retain counsel or other advisors to evaluate the merits of the claim. The Trustees may also require an undertaking by the Shareholders making the request to reimburse the Fund for the expense of such advisors if the Trustees determine not to authorize the action. The provisions of the Declaration of Trust 10% Threshold for General Direct Actions and the Authorization Requirement do not apply to claims arising under the federal securities laws.

Under the Declaration of Trust, actions by Shareholders against the Fund asserting a claim governed by Delaware law or the Fund’s organizational documents must be brought in the Court of Chancery of the State of Delaware or any other court in the State of Delaware with subject matter jurisdiction. Shareholders also waive the right to jury trial to the fullest extent permitted by law. This exclusive jurisdiction provision may require Shareholders to bring suit in a forum that is inconvenient and less favorable to a Shareholder and may make it more expensive for a Shareholder to bring a suit. These provisions under the Declaration of Trust do not apply to claims arising under the federal securities laws.

The Declaration of Trust also includes an irrevocable waiver of the right to trial by jury in all such claims, suits, actions and proceedings. Any person purchasing or otherwise acquiring any of the Shares shall be deemed to have notice of and to have consented to these provisions of the Declaration of Trust. The exclusive forum provision, derivative action provision and jury trial waiver provision may limit a Shareholder’s ability to bring a claim in a judicial forum or in a manner that it finds favorable for disputes with the Fund or the Fund’s trustees or officers, which may discourage such lawsuits. Alternatively, if a court were to find the exclusive forum provision, derivative action provision or the jury trial waiver provision to be inapplicable or unenforceable in an action, we may incur additional costs associated with resolving such action in other jurisdictions or in other manners, which could have a material adverse effect on the Fund’s business, financial condition and results of operations.

The foregoing is qualified in its entirety by reference to the full text of the Declaration of Trust and the Bylaws, both of which are on file with the SEC.

TAX ASPECTS

The following is a description of the material U.S. federal income tax considerations affecting the Fund and the material U.S. federal income tax consequences of owning and disposing of Shares. The discussion below provides general tax information related to an investment in Shares of the Fund, but this discussion does not purport to be a complete description of the U.S. federal income tax consequences of an investment in the Shares. It is based on the Code and Treasury regulations thereunder and administrative pronouncements, all as of the date hereof, any of which is subject to change, possibly with retroactive effect. In addition, it does not describe all of the tax consequences that may be relevant in light of a Shareholder’s particular circumstances, including alternative minimum tax consequences and tax consequences applicable to Shareholders subject to special tax rules, such as certain financial institutions; dealers or traders in securities who use a mark-to-market method of tax accounting; persons holding Shares as part of a hedging transaction, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to the Shares; entities classified as partnerships or other pass-through entities for U.S. federal income tax purposes; real estate investment trusts; regulated investment companies; insurance companies; U.S. Shareholders (as defined below) whose functional currency is not the U.S. dollar; or tax-exempt entities, including “individual retirement accounts” or “Roth IRAs.” Unless otherwise noted, except as otherwise specifically provided below, the following discussion applies only to a Shareholder that holds Shares as a capital asset (generally, property held for investment) and is a U.S. Shareholder.

A “U.S. Shareholder” is a holder who, for U.S. federal income tax purposes, is a beneficial owner of Shares and is:

(i)	an individual who is a citizen or resident of the United States;

(ii)	a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state therein or the District of Columbia;

(iii)	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

(iv)	a trust if it (x) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (y) has a valid election in effect under applicable United States Treasury regulations to be treated as a U.S. person.

A “non-U.S. Shareholder” is a beneficial owner of Shares that is not a U.S. Shareholder or an entity that is treated as a partnership for U.S. federal income tax purposes.

An investment in the Shares is complex, and certain aspects of the U.S. tax treatment of such investment are not certain. Tax matters are very complicated and the tax consequences to a Shareholder of an investment in the Fund will depend on the facts of such Shareholder’s particular situation. Shareholders are strongly encouraged to consult their own tax advisor regarding the U.S. federal income tax consequences of the acquisition, ownership and disposition of the Shares, as well as the effect of state, local and foreign tax laws and the effect of any possible changes in tax laws.

Taxation of the Fund

The Fund intends to elect to be treated as, and intends to qualify in each taxable year as, a RIC under Subchapter M of the Code. To qualify as a RIC for any taxable year, the Fund must, among other things, satisfy both an income test and an asset test for such taxable year. Specifically, (i) at least 90% of the Fund’s gross income for such taxable year must consist of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income derived from interests in “qualified publicly traded partnerships” (such income, “Qualifying RIC Income”) and (ii) the Fund’s holdings must be diversified so that, at the end of each quarter of such taxable year, (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, securities of other RICs, U.S. Government Securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer and

(b) not more than 25% of the value of the Fund’s total assets is invested (x) in securities (other than U.S. Government Securities or securities of other RICs) of any one issuer, (y) in securities (other than securities of other RICs) of two or more issuers that the Fund controls (by owning 20% or more of the outstanding voting securities of such issuer) and that are engaged in the same, similar or related trades or businesses or (z) in the securities of one or more “qualified publicly traded partnerships.” The Fund’s share of income derived from a partnership other than a “qualified publicly traded partnership” will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Fund. A “qualified publicly traded partnership” is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (i) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (ii) less than 90% of its gross income for the relevant taxable year consists of Qualifying RIC Income. The Code provides that the Treasury Department may by regulation exclude from Qualifying RIC Income foreign currency gains that are not directly related to the RIC’s principal business of investing in stock or securities (or options and futures with respect to stock or securities). The Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in stock and securities.

As a RIC, the Fund generally is not subject to U.S. federal income tax on its “investment company taxable income” and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes (or is deemed to distribute, including amounts that are reinvested pursuant to the DRIP, as described below) to its Shareholders, provided that it distributes on a timely basis (or is deemed to timely distribute) with respect to each taxable year at least 90% of its “investment company taxable income” and its net tax-exempt interest income for such taxable year. In general, a RIC’s “investment company taxable income” for any taxable year is its taxable income, determined without regard to net capital gain and with certain other adjustments. The Fund distributes, and intends to continue to distribute, all or substantially all of its “investment company taxable income,” net tax-exempt interest income (if any) and net capital gain on an annual basis. Any taxable income, including any net capital gain, that the Fund does not distribute to its Shareholders in a timely manner (or that is not deemed to timely distribute) will be subject to U.S. federal income tax at regular corporate rates.

The Fund’s qualification and taxation as a RIC depends upon the Fund’s ability to satisfy on a continuing basis, through actual, annual operating results, distribution, income and asset, and other requirements imposed under the Code. However, no assurance can be given that the Fund will be able to meet the complex and varied tests required to qualify as a RIC or to avoid corporate level tax. In addition, because the relevant laws may change, compliance with one or more of the RIC requirements may be impossible or impracticable.

If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to its Shareholders. If the Fund makes such an election, each Shareholder will be required to report its share of such undistributed net capital gain as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each Shareholder will be entitled to increase the adjusted tax basis of its Shares by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a taxable year.

A RIC will be subject to a nondeductible 4% excise tax at the Fund level on certain amounts that it fails to distribute during each calendar year. In order to avoid this excise tax, a RIC must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary taxable income (taking into account certain deferrals and elections) for the calendar year; (ii) 98.2% of its capital gain net income for the one-year period ended on October 31 of the calendar year (or, at the election of a RIC having a taxable year ending November 30 or December 31, for its taxable year) and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For purposes of determining whether the Fund has met this distribution requirement, (i) certain ordinary gains and losses that would otherwise be taken into account for the portion of the calendar year after October 31 will be treated as arising on January 1 of the following calendar year and (ii) the Fund will be deemed to have distributed any income or gains on which it paid U.S. federal income tax in the taxable year ending within the relevant calendar year. The Fund intends generally to make distributions sufficient to permit it to avoid the imposition of this excise tax, but there can be no assurance in this regard.

If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its Shareholders, and all distributions out of earnings and profits would be taxed to Shareholders as ordinary dividend income. Any distributions in excess of earnings and profits would be treated first as a return of capital to the extent of a Shareholder’s basis in the Shares, and then as capital gain. Such distributions generally would be eligible for the dividends-received deduction in the case of corporate Shareholders and may also be eligible for treatment by non-corporate Shareholders as “qualified dividend income,” provided in each case that certain holding period and other requirements were satisfied. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (any of which could be subject to interest charges) before re-qualifying for taxation as a RIC. If the Fund fails to satisfy the income test or diversification test described above, however, it may in certain circumstances be able to avoid losing its status as a RIC by timely providing notice of such failure to the IRS, curing such failure and possibly paying an additional tax.

Some of the investments that the Fund is expected to make, such as investments in debt securities that are treated as issued with original issue discount, could cause the Fund to recognize income or gain for U.S. federal income tax purposes prior to the receipt of any corresponding cash or other property. Because the distribution requirements described above will apply to this income, the Fund may be required to borrow money, dispose of other securities at disadvantageous times, raise additional equity or debt capital, take out loans, forego new investment opportunities or otherwise take actions that are disadvantageous to the Fund’s business (or be unable to take actions that are advantageous to the Fund’s business) in order to make the relevant distributions.

If the Fund utilizes leverage through the issuance of preferred shares or borrowings, it will be prohibited from declaring a distribution or dividend if it would fail the applicable asset coverage test(s) under the 1940 Act after the payment of such distribution or dividend. In addition, certain covenants in credit facilities or indentures may impose greater restrictions on the Fund’s ability to declare and pay dividends on Shares. Limits on the Fund’s ability to pay dividends on Share may prevent the Fund from meeting the distribution requirements described above, and may therefore jeopardize the Fund’s qualification for taxation as a RIC or subject the Fund to income or excise tax on undistributed income. The Fund will endeavor to avoid restrictions on its ability to make dividend payments. If the Fund is precluded from making distributions on the Shares because of any applicable asset coverage requirements, the terms of the preferred shares (if any) may provide that any amounts so precluded from being distributed, but required to be distributed for the Fund to meet the distribution requirements for qualification as a RIC, will be paid to the holders of the preferred shares as a special distribution. This distribution can be expected to decrease the amount that holders of preferred shares would be entitled to receive upon redemption or liquidation of the shares.

Certain of the Fund’s investments are expected to be subject to special U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower-taxed long-term capital gain or qualified dividend income into higher-taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited; (iv) adversely affect when a purchase or sale of stock or securities is deemed to occur; (v) adversely alter the intended characterization of certain complex financial transactions; (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash and (vii) produce income that will not constitute Qualifying RIC Income. The application of these rules could cause the Fund to be subject to U.S. federal income tax or the nondeductible 4% excise tax and, under certain circumstances, could affect the Fund’s status as a RIC. The Fund monitors its investments and may make certain tax elections in order to mitigate the effect of these provisions. Moreover, there may be uncertainty as to the appropriate treatment of certain of the Fund’s investments for U.S. federal income tax purposes. For example, the U.S. federal income tax treatment of investments in debt securities that are rated below investment grade is uncertain in various respects.

If the Fund fails to satisfy the income tests described above for any taxable year or the diversification tests described above for any quarter of the taxable year, the Fund may still continue to be taxed as a RIC for the relevant taxable year if the Fund is eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the applicable relief provisions are not available or cannot be met, all of the Fund’s income would be subject to U.S. federal income tax at the regular corporate rates as described below. The Fund cannot provide assurance that the Fund would qualify for any such relief should the Fund fail the income or the diversification tests.

If the Fund were to fail to meet the RIC requirements for more than two consecutive years and then seek to requalify as a RIC, the Fund would be required to pay U.S. federal income tax at the regular corporate rates on the unrealized appreciation recognized during the succeeding five-year period unless the Fund make a special election to recognize gain to the extent of any unrealized appreciation in the Fund’s assets at the time of requalification.

If the Fund is unable to qualify for treatment as a RIC, and relief is not available as discussed above, the Fund would be subject to tax on all of the Fund’s taxable income at the regular corporate U.S. federal income tax rate (and the Fund also would be subject to any applicable state and local taxes). The Fund would not be able to deduct distributions to Shareholders and would not be required to make distributions for U.S. federal income tax purposes. Distributions generally would be taxable to Shareholders as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Any distributions in excess of earnings and profits would be treated first as a return of capital to the extent of a Shareholder’s basis in the Shares, and then as capital gain. Subject to certain limitations under the Code, corporate U.S. Shareholders would be eligible for the dividends-received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the Shareholder’s adjusted tax basis in its Shares, and any remaining distributions would be treated as capital gains.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. The Fund may carry net capital losses forward to one or more subsequent taxable years without expiration. The Fund must apply such carryforwards first against gains of the same character.

In determining its net capital gain, including in connection with determining the amount available to support a distribution of net capital gain, its taxable income and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

Distributions

Distributions of the Fund’s ordinary income and net short-term capital gains will, except as described below with respect to distributions of “qualified dividend income,” generally be taxable to the Shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Properly reported distributions (or deemed distributions, as described above), if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time the Shareholder has owned Shares. The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot be determined until after the end of the taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the current and accumulated earnings and profits of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a Shareholder as a return of capital that will be applied against and reduce the Shareholder’s basis in its Shares (but not below zero). To the extent that the amount of any such distribution exceeds the Shareholder’s basis in its Shares, the excess will be treated as gain from a sale or exchange of the Shares. If the Fund issues preferred shares, its earnings and profits must be allocated first to such preferred shares, and then to the Shares, in each case on a pro rata basis.

Distributions out of the Fund’s current and accumulated earnings and profits will not be eligible for the 20% pass-through deduction under Section 199A of the Code.

A distribution by the Fund will be treated as paid on December 31 of any calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to Shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

It is expected that a very substantial portion of the Fund’s income will consist of ordinary income. For example, interest and original issue discount derived by the Fund will constitute ordinary income. In addition, gain derived by the Fund from the disposition of debt securities with “market discount” (generally, securities purchased by the Fund at a discount to their stated redemption price) will be treated as ordinary income to the extent of the market discount that has accrued, as determined for U.S. federal income tax purposes, at the time of such disposition unless the Fund makes an election to accrue market discount on a current basis. In addition, certain of the Fund’s investments will be subject to special U.S. federal income tax provisions that may affect the character, increase the amount and/or accelerate the timing of income earned by the fund. Dividends distributed by the Fund to a corporate Shareholder will qualify for the dividends-received deduction only to the extent that the dividends consist of properly reported distributions of qualifying dividends received by the Fund. In addition, any such dividends-received deduction will be disallowed or reduced if the corporate Shareholder fails to satisfy certain requirements, including a holding period requirement, with respect to its Shares. Properly reported distributions of “qualified dividend income” to an individual or other non-corporate Shareholder made or deemed made by the Fund will be subject to tax at reduced maximum rates, provided that the Shareholder meets certain holding period and other requirements with respect to its Shares. “Qualified dividend income” generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. Given the Fund’s investment strategy, it is not expected that a large portion of the distributions made by the Fund will be eligible for the dividends-received deduction (in the case of corporate Shareholders) or for treatment as “qualified dividend income” (in the case of individual Shareholders).

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Shares pursuant to the DRIP. Unless a Shareholder elects otherwise, all distributions will be automatically reinvested in additional Shares of the Fund pursuant to the Fund’s dividend reinvestment plan. If the Shares are trading below NAV, Shareholders receiving distributions in the form of additional Shares will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash. If the Fund issues additional Shares with a fair market value equal to or greater than NAV, however, Shareholders will be treated as receiving a distribution in the amount of the fair market value of the distributed Shares.

The Fund has the ability to declare a large portion of a dividend in Shares. As long as the aggregate amount of cash available to be distributed to all Shareholders is at least 20% of the aggregate declared distribution and certain other requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, a U.S. Shareholder will be taxed on 100% of the fair market value of the dividend on the date the dividend is received in the same manner as a cash dividend, even if most of the dividend is paid in Shares. If Shareholders purchase Shares shortly before the record date of a distribution, the price of the Shares will include the value of the distribution and such U.S. Shareholder will be subject to tax on the distribution even though it economically represents a return of his, her or its investment.

The IRS currently requires that a RIC that has two or more classes of stock allocate to each class proportionate amounts of each type of its income (such as ordinary income, capital gains and dividends qualifying for the dividends-received deduction) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Fund issues preferred shares, the Fund will allocate capital gain dividends and dividends qualifying for the dividends-received deduction, if any, between its Shares and shares of preferred stock in proportion to the total dividends paid to each class with respect to such tax year. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and Shareholders receiving distributions in the form of additional Shares will receive a report as to the NAV of those Shares.

The Fund will not be considered to be a “publicly offered” RIC if the Fund does not have at least 500 Shareholders at all times during a taxable year and the Shares are not treated as continuously offered pursuant to a public offering or the Shares are not regularly traded on an established securities market. The Fund expects to be treated as a “publicly offered” RIC, although no assurances can be provided. Very generally, pursuant to Treasury Department regulations, expenses of a RIC that is not “publicly offered,” except those specific to the Fund’s status as a RIC or separate entity (e.g., registration fees or transfer agency fees), are subject to special “pass-through” rules. These expenses (which include direct and certain indirect advisory fees) are treated as additional dividends to certain Fund Shareholders (generally including other regulated investment companies that are not “publicly offered,” individuals and entities that compute their taxable income in the same manner as an individual), and, other than in the case of a Shareholder that is a RIC that is not “publicly offered,” are not deductible by those Shareholders under current law. In addition, if the Fund is not “publicly offered”, the Fund will be subject to limitations on the deductibility of certain “preferential dividends” that are distributed to Shareholders on a non-pro-rata basis.

Net Investment Income Tax

An additional 3.8% tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts. Shareholders are urged to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

Passive Foreign Investment Companies

Equity investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund Shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to sell other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Foreign Currency Transactions

The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions and may accelerate Fund distributions to Shareholders and increase the distributions taxed to Shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Sale or Exchange of Shares

A Shareholder may recognize capital gain or loss on the sale or other disposition of Shares. The amount of the gain or loss will be equal to the difference between the amount realized and the Shareholder’s adjusted tax basis in the relevant Shares. Such gain or loss generally will be a long-term capital gain or loss if the Shareholder’s holding period for such Shares is more than one (1) year. Otherwise, such gain or loss on the taxable disposition of Fund Shares will be treated as short-term capital gain or loss. Under current law, net long-term capital gains recognized by non-corporate Shareholders are generally subject to reduced maximum rates. The deductibility of capital losses are subject to various limitations under the Code.

Losses realized by a Shareholder on the sale or exchange of Shares held for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or deemed received, as discussed above) with respect to such Shares. In addition, no loss will be allowed on a sale or other disposition of Shares if the Shareholder acquires (including pursuant to the DRIP), or enters into a contract or option to acquire, Shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss.

A repurchase by the Fund of a Shareholder’s Shares pursuant to a repurchase offer (as described in the Prospectus) generally will be treated as a sale or exchange of the Shares by a Shareholder provided that either (i) the Shareholder tenders, and the Fund repurchases, all of such Shareholder’s Shares, thereby reducing the Shareholder’s percentage ownership of the Fund, whether directly or by attribution under Section 318 of the Code, to 0%, (ii) the Shareholder meets numerical safe harbors under the Code with respect to percentage voting interest and reduction in ownership of the Fund following completion of the repurchase offer, or (iii) the repurchase offer otherwise results in a “meaningful reduction” of the Shareholder’s ownership percentage interest in the Fund, which determination depends on a particular Shareholder’s facts and circumstances.

If a tendering Shareholder’s proportionate ownership of the Fund (determined after applying the ownership attribution rules under Section 318 of the Code) is not reduced to the extent required under the tests described above, such Shareholder will be deemed to receive a distribution from the Fund under Section 301 of the Code with respect to the Shares held (or deemed held under Section 318 of the Code) by the Shareholder after the repurchase offer (a “Section 301 distribution”). The amount of this distribution will equal the price paid by the Fund to such Shareholder for the Shares sold, and will be taxable as a dividend, i.e., as ordinary income, to the extent of the Fund’s current or accumulated earnings and profits allocable to such distribution, with the excess treated as a return of capital reducing the Shareholder’s tax basis in the Shares held after the repurchase offer, and thereafter as capital gain. Any Fund Shares held by a Shareholder after a repurchase offer will be subject to basis adjustments in accordance with the provisions of the Code.

Provided that no tendering Shareholder is treated as receiving a Section 301 distribution as a result of selling Shares pursuant to a particular repurchase offer, Shareholders who do not sell Shares pursuant to that repurchase offer will not realize constructive distributions on their Shares as a result of other Shareholders selling Shares in the repurchase offer. In the event that any tendering Shareholder is deemed to receive a Section 301 distribution, it is possible that Shareholders whose proportionate ownership of the Fund increases as a result of that repurchase offer, including Shareholders who do not tender any Shares, will be deemed to receive a constructive distribution under Section 305(c) of the Code in an amount equal to the increase in their percentage ownership of the Fund as a result of the repurchase offer. Such constructive distribution will be treated as a dividend to the extent of current or accumulated earnings and profits allocable to it.

Use of the Fund’s cash to repurchase Shares may adversely affect the Fund’s ability to satisfy the distribution requirements for treatment as a RIC described above. The Fund may also recognize income in connection with the sale of portfolio securities to fund Share purchases, in which case the Fund would take any such income into account in determining whether such distribution requirements have been satisfied.

Reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC acquired after January 1, 2012, is required to the IRS and to taxpayers. Shareholders are urged to contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

Under U.S. Treasury regulations, if a Shareholder recognizes losses with respect to Shares of $2 million or more for an individual Shareholder or $10 million or more for a corporate Shareholder, the Shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders are urged to consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding and Information Reporting

Information returns will be filed with the IRS in connection with payments on the Shares and the proceeds from a sale or other disposition of the Shares. A Shareholder will be subject to backup withholding (currently, at a rate of 24%) on all such payments if it fails to provide the payor with its correct taxpayer identification number (generally on an IRS form W-9) and to make required certifications or otherwise establish an exemption from backup withholding. Corporate Shareholders and certain other Shareholders generally are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld pursuant to these rules may be credited against the applicable Shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Non-U.S. Shareholders

The following discussion only applies to certain non-U.S. Shareholders. If you are not a non-U.S. Shareholder, the following discussion does not apply to you. Whether an investment in the Shares is appropriate for a non-U.S. Shareholder will depend upon that person’s particular circumstances. An investment in the Shares by a non-U.S. Shareholder may have adverse tax consequences. Non-U.S. Shareholders are urged to consult their tax advisers before investing in the Shares.

The U.S. federal income taxation of a Shareholder that is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “non-U.S. Shareholder”) depends on whether the income that the Shareholder derives from the Fund is “effectively connected” with a U.S. trade or business carried on by the Shareholder.

If the income that a non-U.S. Shareholder derives from the Fund is not “effectively connected” with a U.S. trade or business carried on by such non-U.S. Shareholder, distributions of “investment company taxable income” will generally be subject to a U.S. federal withholding tax at a rate of 30% (or a lower rate under an applicable treaty).

Properly reported dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (b) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, the Fund may report all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g., interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. Shareholder would need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or W-8BEN-E or substitute Form). There can be no assurance as to what portion of the Fund’s distribution will be eligible for this exemption.

A non-U.S. Shareholder whose income from the Fund is not “effectively connected” with a U.S. trade or business (or, if an income tax treaty is applicable, is not attributable to a permanent establishment maintained by the non-U.S. Shareholder in the United States) will generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Shares of the Fund. If, however, such a non-U.S. Shareholder is a nonresident alien individual and is physically present in the United States for 183 days or more during the taxable year and meets certain other requirements such capital gain dividends, undistributed capital gains and gains from the sale or exchange of Share will be subject to a 30% U.S. tax.

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. Shareholder (and, if an income tax treaty is applicable, is attributable to a permanent establishment maintained by the non-U.S. Shareholder in the United States), any distributions of “investment company taxable income,” any capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Shares of the Fund will be subject to U.S. income tax, on a net income basis, in the same manner, and at the rates applicable to, U.S. persons. If such a non-U.S. Shareholder is a corporation, it may also be subject to the U.S. branch profits tax.

The Fund has the ability to declare a large portion of a dividend in Shares. As long as the aggregate amount of cash available to be distributed to all Shareholders is at least 20% of the aggregate declared distribution and certain other requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, non-U.S. Shareholders will be taxed on 100% of the fair market value of the dividend on the date the dividend is received in the same manner as a cash dividend (including the application of withholding tax rules described above), even if most of the dividend is paid in Shares. In such a circumstance, the Fund may be required to withhold all or substantially all of the cash the Fund would otherwise distribute to a non-U.S. Shareholder.

Non-U.S. Shareholders should contact their intermediaries regarding the application of withholding rules to their accounts.

In order for a non-U.S. Shareholder to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a non-U.S. Shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Non-U.S. Shareholders should consult their tax advisors in this regard.

Currently proposed legislation would, if adopted, increase the U.S. withholding tax on payments to certain “discriminatory” non-U.S. countries by 5 percentage points, increasing annually by an additional 5 percentage points, with a cap of 20 percentage points over the otherwise applicable withholding tax rate. Because this legislation is new, it is currently unclear how it will be applied in connection to existing statutory or treaty exemptions or reductions.

Special rules (including withholding and reporting requirements) apply to non-U.S. partnerships and those holding Fund Shares through non-U.S. partnerships. Additional considerations may apply to non-U.S. trusts and estates. Investors holding Fund Shares through non-U.S. entities should consult their tax advisers about their particular situation.

A non-U.S. Shareholder or a beneficial holder of Shares that is a non-U.S. person may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Backup Withholding

The Fund is generally required to withhold and remit to the U.S. Treasury a percentage of taxable distributions and redemption proceeds paid to any individual Shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the Shareholder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS.

Other Reporting and Withholding Requirements

In addition, the Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts (“FATCA”). Under proposed Treasury regulations, which may be relied upon by taxpayers until final Treasury regulations are published, there is no FATCA withholding on certain capital gains distributions and gross proceeds from a sale or disposition of Fund Shares. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, comply with such intergovernmental agreement and its implementing legislation and provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply. Under some circumstances, a non-U.S. Shareholder may be eligible for refunds or credits of such taxes.

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund could be required to report annually their “financial interest” in the Fund’s foreign “financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult a tax advisor, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Other Taxes

Shareholders may be subject to state, local and non-U.S. taxes on their Fund distributions. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

CUSTODIAN AND TRANSFER AGENT

UMB Fund Services, Inc., which has its principal office at 235 West Galena Street, Milwaukee, Wisconsin 53212, serves as custodian for the Fund, as well as the Fund’s distribution paying agent and transfer agent.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., located at 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Fund. Cohen & Company, Ltd. performs the annual audit of the financial statements of the Fund. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd. reviews the Fund’s U.S. federal, state, and excise tax returns; and advises the Fund on matters of accounting and U.S. federal and state income taxation.

LEGAL MATTERS

Certain legal matters will be passed on for the Fund by Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606.

ERISA CONSIDERATIONS

Employee benefit plans and other plans subject to ERISA or the Code, including corporate savings and 401(k) plans, IRAs and Keogh Plans (each, an “ERISA Plan”) may purchase Shares. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions and other standards. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of any ERISA Plan investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code. Thus, neither the Fund nor the Adviser will be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any ERISA Plan that becomes a Shareholder, solely as a result of the ERISA Plan’s investment in the Fund.

The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult their legal advisers regarding the consequences under ERISA of an investment in the Fund through an ERISA Plan.

FISCAL YEAR; REPORTS

For accounting purposes, the Fund’s fiscal year and tax year is expected to end on September 30. As soon as practicable after the end of each calendar year, a statement identifying the sources of the distributions paid by the Fund to Shareholders for tax purposes will be furnished to Shareholders subject to IRS reporting. In addition, the Fund will prepare and transmit to Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

TCG STRATEGIC INCOME FUND

SHARES OF BENEFICIAL INTEREST

PROSPECTUS

[_______], 2025

Investors should rely only on the information contained in this Prospectus. No dealer, salesperson or other individual has been authorized to give any information or to make any representations that are not contained in this Prospectus. If any such information or statements are given or made, investors should not rely upon such information or representations. This Prospectus does not constitute an offer to sell any securities other than those to which this Prospectus relates, or an offer to sell to, or a solicitation of an offer to buy from, any person in any jurisdiction where such an offer or solicitation would be unlawful. This Prospectus speaks as of the date set forth above. Investors should not assume that the delivery of this Prospectus or that any sale made pursuant to this Prospectus implies that the information contained in this Prospectus will remain fully accurate and correct as of any time subsequent to the date of this Prospectus. All dealers that buy, sell or trade the Shares, whether or not participating in the offering, may be required to deliver a prospectus when acting on behalf of the Fund.

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

SUBJECT TO COMPLETION

Preliminary Statement of Additional Information Dated December 5, 2025

TCG STRATEGIC INCOME FUND

CLASS I SHARES

CLASS A-1 SHARES

CLASS A-2 SHARES

STATEMENT OF ADDITIONAL INFORMATION

[_______], 2025

TCG Strategic Income Fund (the “Fund”) is a newly-organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that is operated as an interval fund. The Fund’s investment objectives are to provide attractive risk-adjusted returns and current income. There can be no assurance that the Fund will achieve its investment objectives.

This Statement of Additional Information is not a Prospectus but contains information in addition to, and more detailed than, that set forth in the Prospectus. This Statement of Additional Information should be read in conjunction with the related Prospectus of the Fund, dated [______], 2025. A Prospectus may be obtained without charge by writing to TCG Strategic Income Fund, 525 Okeechobee Blvd., Suite 1650, West Palm Beach, Florida 33401, or by calling [toll-free number]. This Statement of Additional Information, although not in itself a Prospectus, is incorporated by reference into the Prospectus in its entirety.

i

INVESTMENT RESTRICTIONS

The Fund is subject to fundamental and non-fundamental investment policies and limitations. A fundamental policy affecting the Fund may not be changed without the vote of “a majority of the outstanding voting securities” of the Fund. Under the 1940 Act, “a majority of the outstanding voting securities” of a fund means the lesser of (a) 67% or more of the voting securities present at a meeting of holders of Shares (as defined herein) (the “Shareholders”), if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the fund. Non-fundamental policies may be changed by a majority vote of the Board of Trustees (the “Board,” and each of the trustees on the Board, a “Trustee”) without shareholder approval upon prior notice to shareholders. If a percentage restriction set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

Real Estate Fundamental Policy

The Fund has adopted a fundamental policy permitting it to invest directly or indirectly in real estate or interests in real estate, securities that are secured by or represent interests in real estate (e.g., mortgage loans evidenced by notes or other writings defined to be a type of security), mortgage-related securities, investment funds that invest in real estate, or in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts (“REITs”)).

Fundamental Restrictions

The Fund may not:

(1)	Borrow money, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(2)	Issue senior securities, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(3)	Underwrite securities of other issuers, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(4)	Purchase or sell commodities or contracts related to commodities except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(5)	Make loans except (a) through the purchase of debt securities or other debt instruments, the purchase of syndicated loans or an interest in syndicated loans or the origination of loans in accordance with its investment objective and policies or (b) to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(6)	Invest more than 25% of the value of its total assets in the securities of companies or entities engaged in any one industry, or group of industries. This limitation does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities.

1

With respect to fundamental policy (1) relating to borrowing money set forth above, the 1940 Act requires the Fund to maintain at all times an asset coverage of at least 300% of the amount of its borrowings that are indebtedness. For the purpose of borrowing money, “asset coverage” means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments may be considered to be borrowings and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowings under the 1940 Act, such as the purchasing of securities on a when-issued or delayed delivery basis, entering into reverse repurchase agreements, credit default swaps or futures contracts, engaging in short sales and writing options on portfolio securities, so long as the Fund complies with an applicable exemption in Rule 18f-4. Borrowing money to increase portfolio holdings is known as “leveraging.”

With respect to fundamental policy (2) relating to issuing senior securities set forth above, “senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

With respect to fundamental policy (3) relating to underwriting set forth above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the Securities Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the Securities Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability.

With respect to fundamental policy (4) relating to commodities set forth above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). If the Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market.

With respect to fundamental policy (5) relating to lending set forth above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from engaging in securities lending of more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements (a repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans). The Fund also will be permitted by this policy to make loans of money, including to other funds. The policy above will be interpreted not to prevent the Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to fundamental policy (6) relating to concentration set forth above, the 1940 Act does not define what constitutes “concentration” in an industry or groups of industries. The SEC staff has taken the position that investment of more than 25% of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. The Fund does not consider pooled investment vehicles to be an industry or group of industries, and will consider them to be issuers in a particular industry or group of industries to the extent a pooled vehicle’s investment strategy is explicitly focused on a specific industry or group of industries. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry.

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The Fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

In addition, the Fund has adopted the following fundamental policies with respect to repurchase offers, which may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund:

(a)	On a quarterly basis, the Fund will make an offer to repurchase a designated percentage of the outstanding common shares of beneficial interest (the “Shares”) from Shareholders (a “Repurchase Offer”), pursuant to Rule 23c-3 under the 1940 Act.

(b)	The Fund will repurchase Shares that are tendered by a specific date (the “Repurchase Request Deadline”). Each Repurchase Request Deadline will be determined in accordance with Rule 23c-3, as may be amended from time to time. Currently, Rule 23c-3 requires the repurchase request deadline to be no less than 21 and no more than 42 days after the Fund sends a notification to Shareholders of the Repurchase Offer.

(c)	Each Repurchase Pricing Date (as defined in Rule 23c-3) will be determined in accordance with Rule 23c-3, as may be amended from time to time. Currently, Rule 23c-3 requires the Repurchase Pricing Date to be no later than the 14th day after a Repurchase Request Deadline, or the next business day if the 14th day is not a business day.

Non-Fundamental Restrictions

The Fund’s investment objectives and investment policies and strategies, except for the investment restrictions designated as fundamental policies described above, are not fundamental and may be changed by the Board without Shareholder approval upon prior notice to Shareholders. The Fund will provide Shareholders with at least 60 days’ notice prior to changing the policy to invest, under normal circumstances, 80% of its net assets (plus any borrowings for investment purposes) in investments that are expected to (i) make regular distributions, dividends or interest payments or (ii) generate returns primarily from income.

INVESTMENT OBJECTIVE AND POLICIES

The Fund’s primary investment objectives are to provide attractive risk-adjusted returns and current income. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in investments that are expected to (i) make regular distributions, dividends or interest payments or (ii) generate returns primarily from income. The Fund seeks to achieve its investment objectives, under normal market conditions, by opportunistically allocating its assets across credit strategies, with a primary focus on: (1) private credit (which includes directly originated asset-based lending, directly originated first-lien, second-lien and unitranche senior loans to lower middle-market companies, as well as corporate mezzanine debt and preferred equity) and (2) liquid credit (including publicly traded high yield bonds, first and second-lien secured bank loans, hybrid instruments, and structured credit).

The following information supplements the discussion of the Fund’s investment objective, policies and techniques that are described in the Prospectus. This section provides further information on certain types of investments and investment techniques that the Fund may use and some of the risks associated with such investments and techniques. The composition of the Fund’s portfolio and the investments and techniques that the Fund uses in seeking its investment objective and employing its investment strategies will vary over time. The Fund may use the investments and techniques described below at all times, at some times, or not at all.

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Loans and Other Indebtedness

The Fund may purchase indebtedness and participations in loans held and/or originated by private financial institutions, including commercial and residential mortgage loans, corporate loans and consumer loans, as well as interests and/or servicing or similar rights in such loans. Such instruments may be secured or unsecured and may be newly-originated (and may be specifically designed for the Fund). Indebtedness is different from traditional debt securities in that debt securities are part of a large issue of securities to the public whereas indebtedness may not be a security and may represent a specific commercial loan to a borrower. Loan participations typically represent direct participation, together with other parties, in a loan to a borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part or all of a loan. When purchasing indebtedness and loan participations, the Fund assumes the credit risk associated with the borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The indebtedness and loan participations that the Fund may acquire may not be rated by any nationally recognized statistical rating organizations (“NRSROs”).

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a borrower. This may subject the Fund to delays, expenses and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the borrower. Also, in the event of the insolvency of the lender or interposed bank or other financial intermediary who sold the participation interest to the Fund, the Fund may not have any exclusive or senior claim with respect to the lender’s interest in the corporate loan, or in the collateral securing the corporate loan. If the Fund has purchased the whole loan, the Fund would assume all of the rights of the lender in a commercial loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and/or yield of the common shares could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral can be liquidated. In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a loan.

The Fund may acquire loans and loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor and/or subprime in quality involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when acquiring indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount of the instrument acquired. The Fund may make purchases of indebtedness and loan participations to achieve income and/or capital appreciation. Because the Fund establishes a direct contractual relationship with the lender or participant, the Fund is subject to the credit risk of the lender or participant in addition to the usual credit risk of the borrower and any agent bank. Under normal market conditions, loan participations that sell at a discount to the secondary loan price may indicate the borrower has credit problems or other issues associated with the credit risk of the loan. To the extent the credit problems are not resolved, loan participations may not appreciate in value.

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The Fund will limit the amount of its total assets that it will invest in any one issuer and the Fund will limit the amount of its total assets that it will invest in issuers within the same industry. For purposes of this limit, the Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the borrower as “issuers.” Treating a financial intermediary as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness (which the Fund may purchase or otherwise gain exposure to) may not be readily marketable and may be subject to restrictions on resale. A secondary market in corporate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to accurately value existing and prospective investments and to realize in a timely fashion the full value on sale of a corporate loan. In connection with certain loan transactions, transaction costs that are borne by the Fund may include the expenses of third parties that are retained to assist with reviewing and conducting due diligence, negotiating, structuring and servicing a loan transaction, and/or providing other services in connection therewith. Furthermore, the Fund may incur such costs in connection with loan transactions that are pursued by the Fund but not ultimately consummated (so-called “broken deal costs”). In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what TCG Strategic Income Advisor LLC (the “Adviser”) believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments may improve. Acquisitions of loan participations are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets by the Fund.

In purchasing loans, the Fund will compete with a broad spectrum of lenders. Increased competition for, or a diminishment in the available supply of, qualifying loans could result in lower yields on and/or less advantageous terms of such loans, which could reduce Fund performance.

Investments in loans through a purchase of a loan or a direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to the Fund. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. For example, if a loan is foreclosed, the Fund could become owner, in whole or in part, of any collateral, which could include, among other assets, real estate or other real or personal property, and would bear the costs and liabilities associated with owning and holding or disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

The Fund may make, participate in or acquire debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code (“Chapter 11”). These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered security (i.e., security not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Fund’s only recourse will be against the property securing the DIP financing.

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Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower.

Some lending platforms (or their affiliates) may attempt to take advantage of policies in certain states that allow lenders to make loans at advantageous interest rates by incorporating choice of law provisions into loan agreements that hold that the agreements are to be governed by the laws of those lender-friendly states. In the event that a borrower or state regulator successfully invalidates such choice-of-law clause, platforms (of their affiliates) may not be able to collect some or all of the interest and principal due on such loans, such loans may not be found to be enforceable or the platforms (or their affiliates) could become subject to penalties and damages. Other platforms may engage in arrangements with funding banks where the platform assists the bank in originating loans that are funded by the bank. In some cases, the loans are sold to the platforms and the platforms as assignees of the bank under applicable law and precedent utilize the bank’s rate and fee exportation authority. At least one federal circuit court has cast doubt upon this theory and other litigation challenges the ability of assignees to utilize a bank’s exportation authority as an assignee of the bank’s loans.

Loan Origination

The Fund may also seek to originate loans, including, without limitation, residential and/or commercial real estate or mortgage-related loans, consumer loans or other types of loans, which may be in the form of whole loans, secured and unsecured notes, senior and second lien loans, mezzanine loans, bridge loans or similar investments. The Fund may originate loans to corporations and/or other legal entities and individuals, including non-U.S. entities and individuals. Such borrowers may have credit ratings that are determined by one or more NRSROs or the Adviser to be below investment grade. The loans the Fund originates may vary in maturity and/or duration. The Fund is not limited in the amount, size or type of loans it may originate, including with respect to a single borrower or with respect to borrowers that are determined to be below investment grade, other than pursuant to any applicable law, and only to the extent consistent with the Fund’s intention to qualify as a registered investment company (“RIC”).

Direct loans between the Fund and a borrower may not be administered by an underwriter or agent bank. The Fund may provide financing to borrowers directly or through companies acquired (or created) and owned by or otherwise affiliated with the Fund. The terms of the direct loans, including the duration of the loan, are negotiated with borrowers in private transactions and the Fund is not limited in the size of loans it may originate, including with respect to a single borrower, other than pursuant to any applicable law. A direct loan may be secured or unsecured. The Fund will retain all fees received in connection with originating or structuring the terms of any such investment.

In determining whether to make a direct loan, the Fund will rely primarily upon the creditworthiness of the borrower and/or any collateral for payment of interest and repayment of principal. In making a direct loan, the Fund is exposed to the risk that the borrower may default or become insolvent and, consequently, that the Fund will lose money on the loan. Furthermore, direct loans may subject the Fund to liquidity and interest rate risk and certain direct loans may be deemed illiquid. Direct loans are not publicly traded and may not have a secondary market. The lack of a secondary market for direct loans may have an adverse impact on the ability of the Fund to dispose of a direct loan and/or to value the direct loan.

When engaging in direct lending, the Fund’s performance may depend, in part, on the ability of the Fund to originate loans on advantageous terms. In originating and purchasing loans, the Fund will often compete with a broad spectrum of lenders. Increased competition for, or a diminishment in the available supply of, qualifying loans could result in lower yields on and/or less advantageous terms of such loans, which could reduce Fund performance.

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As part of its lending activities, the Fund may originate loans to companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings or that are rated “below investment grade” by a national recognized ratings agency. Although the terms of such financing may result in significant financial returns to the Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies experiencing significant business and financial difficulties is unusually high. Different types of assets may be used as collateral for the Fund’s loans and, accordingly, the valuation of and risks associated with such collateral will vary by loan. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund’s loans or the prospects for a successful repayment or a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company that the Fund funds, the Fund may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the loan advanced by the Fund or its affiliates to the borrower. Furthermore, in the event of a default by a borrower, the Fund may have difficulty disposing of the assets used as collateral for a loan.

Various state licensing requirements could apply to the Fund with respect to the origination, acquisition, holding, servicing, foreclosure and/or disposition of loans and similar assets. The licensing requirements could apply depending on the location of the borrower, the location of the collateral securing the loan, or the location where the Fund or the Adviser operates or has offices. In states in which it is licensed, the Fund or the Adviser will be required to comply with applicable laws and regulations, including consumer protection and anti-fraud laws, which could impose restrictions on the Fund’s or the Adviser’s ability to take certain actions to protect the value of its holdings in such assets and impose compliance costs. Failure to comply with such laws and regulations could lead to, among other penalties, a loss of the Fund’s or the Adviser’s license, which in turn could require the Fund to divest assets located in or secured by real property located in that state. These risks will also apply to issuers and entities in which the Fund invests that hold similar assets, as well as any origination company or servicer in which the Fund owns an interest.

Bridge loans are generally made with the expectation that the borrower will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower’s use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

Loan origination and servicing companies are routinely involved in legal proceedings concerning matters that arise in the ordinary course of their business. These legal proceedings range from actions involving a single plaintiff to class action lawsuits with potentially tens of thousands of class members. In addition, a number of participants in the loan origination and servicing industry (including control persons of industry participants) have been the subject of regulatory actions by state regulators, including state attorneys general, and by the federal government. Governmental investigations, examinations or regulatory actions, or private lawsuits, including purported class action lawsuits, may adversely affect such companies’ financial results. To the extent the Fund engages in origination and/or servicing directly, or has a financial interest in, or is otherwise affiliated with, an origination or servicing company, the Fund will be subject to enhanced risks of litigation, regulatory actions and other proceedings. As a result, the Fund may be required to pay legal fees, settlement costs, damages, penalties or other charges, any or all of which could materially adversely affect the Fund and its holdings.

In addition to laws governing the activities of lenders and servicers, certain states may require, or may in the future require, purchasers or holders of certain loans, including residential mortgage loans and unsecured consumer loans, to be licensed or registered in order to purchase, hold or foreclose such loans, or, in certain states, to collect a rate of interest above a specified rate. To the extent required or determined to be necessary or advisable by the Fund, the Fund will take appropriate steps intended to address any applicable state licensing requirements, which may include acquiring and holding such loans through structures designed to preempt state licensing laws, in order to pursue its objective and strategies. To the extent the Fund obtains licenses or is required to comply with related regulatory requirements, the Fund could be subject to increased costs and regulatory oversight by governmental authorities, which may have an adverse effect on its results or operations.

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Liquid Credit

The Fund invests in publicly traded high yield corporate bonds, leveraged loans, preferred stock, and convertible bonds. This segment is designed to maximize income, liquidity, and risk-adjusted returns, allowing the Fund to pivot to attractive market segments as conditions change as well as meet the Fund’s redemption obligations.

Bonds and Loans: The Fund’s strategy includes investments in a broad range of publicly traded credit instruments, with a primary focus on high yield corporate bonds and leveraged loans.

Debt securities, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the debt securities. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. Credit risk is reduced to the extent the Fund limits its debt investments to U.S. government securities.

All debt securities, however, are subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. If interest rates move sharply in a manner not anticipated by the Adviser, the Fund’s investments in debt securities could be adversely affected and the Fund could lose money. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than will the market price of shorter-term debt securities. During periods of rising interest rates, the average life of certain fixed-income securities is extended because of slower than expected principal payments. This may lock in a below-market interest rate and extend the duration of these fixed-income securities, especially mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility and lose value. This is known as extension risk. The value of fixed-income securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Fixed-income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities. The Fund is not restricted to any maximum or minimum time to maturity in purchasing individual portfolio securities, and the average maturity of the Fund’s assets will vary.

Non-investment grade or “high yield” fixed-income or convertible securities commonly known to investors as “junk bonds” are debt securities that are rated below investment grade by the major rating agencies or are securities that the Adviser believes are of comparable quality. While generally providing greater income and opportunity for gain, non-investment grade debt securities may be subject to greater risks than securities which have higher credit ratings, including a high risk of default, and their yields will fluctuate over time. High yield securities will generally be in the lower rating categories of recognized rating agencies (rated “Ba” or lower by Moody’s or “BB” or lower by S&P) or will be non-rated. The credit rating of a high yield security does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition. High yield securities are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.

The major risks in junk bond investments include the following:

●	Junk bonds may be issued by less creditworthy companies. These securities are vulnerable to adverse changes in the issuer’s industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

●	The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer’s ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing. Issuers of high yield securities are often in the growth stage of their development and/or involved in a reorganization or takeover.

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●	Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations, which will potentially limit a Fund’s ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield securities have a lower degree of protection with respect to principal and interest payments than do investors in higher rated securities.

●	Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Fund before it matures. If an issuer redeems the junk bonds, a Fund may have to invest the proceeds in bonds with lower yields and may lose income.

●	Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on those of other higher rated fixed-income securities.

●	Junk bonds may be less liquid than higher rated fixed-income securities even under normal economic conditions. Under certain economic and/or market conditions, a Fund may have difficulty disposing of certain high yield securities due to the limited number of investors in that sector of the market. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers, and such quotations may not be the actual prices available for a purchase or sale. Because junk bonds are less liquid than higher rated bonds, judgment may play a greater role in valuing certain of a Fund’s portfolio securities than in the case of securities trading in a more liquid market.

●	The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, a Fund may have difficulty disposing of certain high yield securities due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Fund’s assets. Market quotations on high yield securities are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale. When the secondary market for high yield securities becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value a Fund’s securities, and judgment plays a more important role in determining such valuations.

●	A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

●	The junk bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield securities may be affected by legislative and regulatory developments. These developments could adversely affect a Fund’s NAV and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield securities, especially in a thinly traded market. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.

●	The rating assigned by a rating agency evaluates the issuing agency’s assessment of the safety of a non-investment grade security’s principal and interest payments, but does not address market value risk. Because such ratings of the ratings agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Adviser performs its own analysis of the issuers whose non-investment grade securities a Fund holds. Because of this, the Fund’s performance may depend more on the Adviser’s own credit analysis than in the case of mutual funds investing in higher-rated securities.

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In selecting non-investment grade securities, the Adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of the Fund. The Adviser continuously monitors the issuers of non-investment grade securities held by the Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests. If a security’s rating is reduced below the minimum credit rating that is permitted for the Fund, the Fund’s Adviser will consider whether the Fund should continue to hold the security.

The costs attributable to investing in the junk bond markets are usually higher for several reasons, such as higher investment research costs and higher commission costs.

Hybrid Instruments

The Fund will invest in hybrid instruments such as preferred stocks and convertible bonds, which blend characteristics of both debt and equity securities.

Preferred stocks. Preferred stocks are units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Generally, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Unlike bondholders, who have preference to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money. Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Convertible securities. Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer’s common stock at the investor’s option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer’s capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its “investment value” (i.e., its value as a fixed income security) or its “conversion value” (i.e., its value upon conversion into its underlying common stock). Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

Other Investments

Short-Term Instruments and Temporary Investments. The Fund may invest in short-term instruments, such as money market instruments, including U.S. government securities, repurchase agreements, bank obligations and commercial paper, as well as cash, cash equivalents or high quality short-term fixed income and other securities. Money market instruments are generally short-term investments that may include, but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit, bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody’s® Investors Service, Inc., “F-1” by Fitch Ratings, Inc., or “A-1” by Standard & Poor’s® Financial Services LLC, a subsidiary of S&P Global, Inc., or if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks that may be purchased by the Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

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Common Stocks. The Fund may invest in or hold common stock and other equity securities incidental to the purchase or ownership of a credit investment or in connection with a reorganization of a borrower. Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board of directors. Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Short Sales. The Fund may engage in short selling. Short selling involves selling securities that are not owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows an investor to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, as the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. For these reasons, short selling is considered a speculative investment practice.

The Fund may also effect short sales “against the box.” These transactions involve selling short securities that are owned (or that the Fund has the right to obtain). When the Fund enters into a short sale against the box, it will set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against the box.

Derivatives. To a limited extent, the Fund may also use derivatives to gain investment exposure to credit instruments, provide downside protection and to dampen volatility (i.e., use of derivatives instruments in a manner that aims to reduce the frequency or magnitude of capital losses). The Fund may also utilize synthetic instruments, such as total return swaps, credit default swaps, and other swap agreements, to gain exposure to specific securities, indices, or asset classes, or to hedge portfolio risks. The Fund may also engage in short sales. Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index and may relate to, among other things, stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. In addition, when the Fund invests in certain derivative securities, including, but not limited to, when-issued securities, forward commitments, futures contracts and interest rate swaps, the Fund is effectively leveraging its investments, which could result in exaggerated changes in the net asset value of Fund shares and can result in losses that exceed the amount originally invested. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Certain specific risks associated with an investment in derivatives may include: market risk, credit risk, correlation risk, liquidity risk, legal risk and systemic or “interconnection” risk.

The Fund may utilize options and futures contracts and so-called “synthetic” options or other derivatives written by broker-dealers or other permissible intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter (“OTC”) market. When options are purchased OTC, the Fund’s portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and, in such cases, the Fund may have difficulty closing out its position. OTC options also may include options on baskets of specific securities.

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The Fund may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes in pursuing its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A covered call option is a call option with respect to which the seller of the option owns the underlying security. The sale of a call option exposes the seller during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. In the sale of a put, losses may be significant and, in the sale of a call, losses can be unlimited.

The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. In such a case, the Fund will realize a profit or loss if the amount paid to purchase an option is less or more than the amount received from the sale of the option.

Purchasing a futures contract creates an obligation to take delivery of the specific type of financial instrument at a specific future time at a specific price for contracts that require physical delivery, or net payment for cash-settled contracts. Engaging in transactions in futures contracts involves risk of loss to the Fund. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. All terms of futures contracts are set forth in the rules of the exchange on which the futures contracts are traded. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. Successful use of futures also is subject to the Adviser’s ability to predict correctly the direction of movements in the relevant market, and, to the extent the transaction is entered into for hedging purposes, to determine the appropriate correlation between the transaction being hedged and the price movements of the futures contract. Futures contracts may be subject to price swings in daily settlements with exchanges and clearing houses.

The Fund may engage in trading or investing in credit derivative contracts, which are contracts that transfer price, spread and/or default risks of debt and other instruments from one party to another, both for bona fide hedging of existing long and short positions, but also for independent profit opportunities. Such instruments may include one or more credits. The market for credit derivatives may be relatively illiquid, and there are considerable risks that may make it difficult either to buy or sell the contracts as needed or at reasonable prices. There are also risks with respect to credit derivatives in determining whether an event will trigger payment under the contract and whether such payment will offset the loss or payment due under another instrument. Generally, a credit event means bankruptcy, a failure to pay, the acceleration of an obligation or modified restructuring of a credit obligation or instrument.

The Fund may be either the buyer or seller in these transactions. If the Fund is a buyer of credit protection and no credit event occurs, the Fund may recover nothing. Worse still, if a credit event occurs, the Fund, as a buyer, typically will receive full notional value for a reference obligation that may have little or no value. Buyers of credit derivatives carry the risk of non-performance by the seller due to an inability to pay.

As a seller of credit protection, the Fund would typically receive a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the seller may pay the buyer the full notional value of the reference obligations. Sellers of credit derivatives carry the inherent price, spread and default risks of the underlying instruments.

Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk and credit risk. A buyer of credit protection also may lose its investment and recover nothing should no credit event occur. If a credit event were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Further, in certain circumstances, the buyer can receive the notional value of a credit default swap only by delivering a physical security to the seller, and is at risk if such deliverable security is unavailable or illiquid. Such a delivery “crunch” is a distinct risk of these investments.

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The credit derivatives market is a rapidly evolving market. As a result, different participants in the credit derivatives markets may have different practices or interpretations with respect to applicable terms and definitions, and ambiguities concerning such terms or definitions, may be interpreted or resolved in ways that are adverse to the Fund. Additionally, there may be circumstances and market conditions (including the possibility of a large number of buyers of credit default swaps being required to deliver the same physical security in the same time frame) that have not yet been experienced that could have adverse effects on the Fund’s investments.

The regulation of derivatives in the U.S. and other countries is a rapidly changing area of law and is subject to ongoing modification by governmental and judicial action. Accordingly, the impact of this evolving regulatory regime on the Fund is difficult to predict, but it could be substantial and adverse.

Leverage. The Fund may utilize leverage to seek enhanced returns, subject to prevailing market conditions and at the discretion of the Adviser. The Fund may also use leverage to the extent permitted by the 1940 Act. The Fund’s willingness to use leverage, and the extent to which leverage is used at any time, will depend on many factors, including the Adviser’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

The Fund may incur permanent, Fund-level leverage including through, but not limited to, bridge, subscription, asset-backed facilities, financing transactions from prime brokers or custodians, short-sales and/or related to the Fund’s hedging activities. Borrowings by the Fund will further diminish returns (or increase losses on capital) to the extent overall returns are less than the Fund’s cost of funds. Such debt exposes the Fund to refinancing, recourse and other risks. As a general matter, the presence of leverage can accelerate losses.

Subject to prevailing market conditions, the Fund may add financial leverage if, immediately after such borrowing, it would have asset coverage (as defined in the 1940 Act) of 300% or more (for leverage obtained through debt) or 200% or more (for leverage obtained through preferred stock). The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment.

Section 18 of the 1940 Act, among other things, prohibits closed-end funds, including the Fund, from issuing or selling any “senior security” representing indebtedness (unless the fund maintains 300% “asset coverage”) or any senior security representing stock (unless the fund maintains 200% “asset coverage”). Rule 18f-4 under the 1940 Act permits the Fund to enter into derivatives transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act.

Under the 1940 Act, any preferred stock the Fund issues will constitute a “senior security” for purposes of the 200% asset coverage test. In addition, while any senior securities remain outstanding, the Fund will be required to make provisions to prohibit any dividend distribution to the Shareholders or the repurchase of such securities or Shares unless the Fund meets the applicable asset coverage ratios at the time of the distribution or repurchase. The Fund is also permitted to borrow amounts up to 5% of the value of the Fund’s total assets for temporary purposes without regard to asset coverage, which borrowings would not be considered senior securities, provided that any such borrowings in excess of 5% of the value of the Fund’s total assets would be subject to the asset coverage ratio requirements of the 1940 Act, even if for temporary purposes.

The Fund intends to operate as a “limited derivatives user” for purposes of the derivatives transactions exemption in Rule 18f-4. To qualify as a limited derivatives user, the Fund’s “derivatives exposure” is limited to 10% of its net assets subject to exclusions for certain currency or interest rate hedging transactions (as calculated in accordance with Rule 18f-4). If the Fund fails to qualify as a “limited derivatives user” as defined in Rule 18f-4 and seeks to enter into derivatives transactions, the Fund will be required to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions.

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The Fund may elect to use borrowings, reverse repurchase agreements, the leverage potentially incurred in securities lending and short selling, together with any other senior securities representing indebtedness, by requiring asset coverage (as defined in the 1940 Act) immediately after any borrowing of 300% or more. To the extent the Fund “covers” its commitment under these transactions, such instrument will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings (or, as the case may be, the 200% asset coverage requirement applicable to preferred stock). In the event that the Fund elects not to treat reverse repurchase agreements and similar financing transactions in the same manner of indebtedness, it must treat them as derivatives as discussed below.

The Adviser expects that the Fund’s borrowings, if any, may ultimately be secured with a security interest in investments. In times of adverse market conditions, the Fund may be required to post additional collateral which could affect the Fund’s liquidity.

Subject to certain exceptions, the Fund is required to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions if the Fund has elected to treat them as borrowings) subject to a limit on notional derivatives exposure as a limited derivatives user or subject to a value-at-risk (“VaR”) leverage limit and certain derivatives risk management program and testing requirements and requirements related to board reporting. These requirements may limit the ability of the Fund to invest in derivatives, short sales and similar financing transactions, limit the Fund’s ability to employ certain strategies that use these instruments and/or adversely affect the Fund’s efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives.

Leverage creates several major types of risks for Shareholders, including: (i) the likelihood of greater volatility of NAV of shares, and of the investment return to Shareholders, than a comparable portfolio without leverage; (ii) the possibility either that Share distributions will fall if the interest and other costs of leverage rise, or that distributions paid on Shares will fluctuate because such costs vary over time; (iii) the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the NAV of the Shares than if the Fund were not leveraged; (iv) to the extent that Fund revenues are required to meet principal payments or preferred stock dividends, Shareholders may be allocated income (and therefore tax liability) in excess of cash distributed; and (v) in certain circumstances, the Fund may be required to dispose of investments at a loss or otherwise on unattractive terms in order to service its debt obligations or meet its debt covenants. In addition, in connection with one or more credit facilities entered into by the Fund and any preferred stock issued by the Fund, distributions to Shareholders may be subordinated to payments required in connection with any indebtedness contemplated thereby. There can be no assurance that the Fund will have sufficient cash flow to meet its debt service obligations. As a result, the Fund’s exposure to foreclosure and other losses may be increased due to the illiquidity of its investments.

In addition, in the event the Fund incurs leverage in the future, the Fund may need to refinance such outstanding debt as it matures. There is a risk that the Fund may not be able to refinance such debt or that the terms of any refinancing may not be as favorable as the terms of the then-existing loan agreements. If prevailing interest rates or other factors at the time of refinancing result in higher interest rates upon refinancing, then the interest expense relating to that refinanced indebtedness would increase. These risks could adversely affect the Fund’s financial condition, cash flows and the return on its investments.

With respect to any asset-backed facility entered into by the Fund (or an affiliate thereof), a decrease in the market value of the Fund’s investments (due to market conditions, the fair valuation of the Fund’s investments or otherwise) would increase the effective amount of leverage and could result in the possibility of a violation of certain financial covenants pursuant to which the Fund must either repay the borrowed funds to the lender. Liquidation of the Fund’s investments at an inopportune time in order to satisfy such financial covenants could adversely impact the performance of the Fund and could, if the value of its investments had declined significantly, cause the Fund to lose all or a substantial amount of its capital. In the event of a sudden, precipitous drop in the value of the Fund’s assets, the Fund might not be able to dispose of assets quickly enough to pay off its debt resulting in a foreclosure or other total loss of some or all of the pledged assets. Fund-level debt facilities typically include other covenants such as, but not limited to, covenants against the Fund incurring or being in default under other recourse debt, including certain Fund guarantees of asset level debt, which, if triggered could cause adverse consequences to the Fund if it is unable to cure or otherwise mitigate such breach.

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Synthetic Instruments. The Fund may also utilize synthetic instruments, such as total return swaps, credit default swaps, and other swap agreements, to gain exposure to specific securities, indices, or asset classes, or to hedge portfolio risks. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular pre-determined interest rate, commodity, security, indexes, or other assets or measurable indicators. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on, or the increase/decrease in, value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index or group of securities. The Fund may enter into swaps to invest in a market without owning or taking physical custody of securities. For example, in one common type of total return swap, the Fund’s counterparty will agree to pay the Fund the rate at which the specified asset or indicator (e.g., an ETF, or securities comprising a benchmark index, plus the dividends or interest that would have been received on those assets) increased in value multiplied by the relevant notional amount of the swap. The Fund will agree to pay to the counterparty an interest fee (based on the notional amount) and the rate at which the specified asset or indicator decreased in value multiplied by the notional amount of the swap, plus, in certain instances, commissions or trading spreads on the notional amount. As a result, the swap has a similar economic effect as if the Fund were to invest in the assets underlying the swap in an amount equal to the notional amount of the swap. The return to the Fund on such swap should be the gain or loss on the notional amount plus dividends or interest on the assets less the interest paid by the Fund on the notional amount. However, unlike cash investments in the underlying assets, the Fund will not be an owner of the underlying assets and will not have voting or similar rights in respect of such assets.

A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the total return swap, which may include a specified security, basket of securities or securities indices during a specified period, in return for periodic payments based on a fixed or variable interest rate. A total return swap effectively adds leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Because of the unique structure of a total return swap, a total return swap often offers lower financing costs than are offered through more traditional borrowing arrangements. The Fund would typically have to post collateral to cover this potential obligation. To the extent the Fund complies with the applicable requirements of Rule 18f-4 under the 1940 Act, the leverage incurred through total return swaps will not be considered a borrowing for purposes of the Fund’s overall leverage limitation.

A total return swap is subject to market risk, liquidity risk and risk of imperfect correlation between the value of the total return swap and the loans underlying the total return swap. In addition, we may incur certain costs in connection with the total return swap that could in the aggregate be significant. A total return swap is also subject to the risk that a counterparty will default on its payment obligations thereunder or that we will not be able to meet our obligations to the counterparty.

The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

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Currency Hedging. The Adviser may seek to hedge all or a portion of the Fund’s foreign currency risk. For example, the Fund may enter into foreign currency forward contracts to reduce the Fund’s exposure to foreign currency exchange rate fluctuations in the value of foreign currencies. In a foreign currency forward contract, the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. Forward foreign currency contracts are marked-to-market at the applicable forward rate. There is no guarantee that it will be practical to hedge currency risks or that any efforts to do so will be successful. The use of foreign currency forward contracts is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments, and there is no guarantee that the use of foreign currency forward contracts will achieve their intended result. If the Adviser is incorrect in its expectation of the timing or level of fluctuation in securities prices, currency prices or other variables, the use of foreign currency forward contracts could result in losses, which in some cases may be significant. A lack of correlation between changes in the value of foreign currency forward contracts and the value of the portfolio assets (if any) being hedged could also result in losses.

Trade Finance. Trade finance as an asset class typically consists of the financing of goods or materials during the time it takes to transport the goods from one geographic location to another. The Fund may invest in trade finance, structured trade finance, export finance, and project finance, or related obligations of companies or other entities with potential for exposure to emerging markets, all through a variety of forms, structures, and terms. Investing in trade finance may present emerging market risk, where the Fund considers risks tied to political and economic factors (different and often more complex than those faced domestically), ranging from but not limited to: expropriation, confiscation, nationalization, election, or war. Emerging market risk can also produce risk associated with loan market health, additional costs, regulatory practices, accounting standards, credit systems, taxation, and currency risk. Additionally, trade finance may entail transportation and warehousing risk, legal risk, collateral value risk, liquidity risk, and global market risk. Counterparty risk exists in default and fraud, as well as custody risks of theft and natural disaster. Finally, to the extent the buyer does not follow through on the contractual purchase, the Fund bears the price risk of reselling the goods to a new buyer.

Merchant Cash Advance. For a variety of reasons, many small- and medium-sized merchants, retailers and businesses may have difficulties securing loans from traditional lenders and rely on merchant cash advances for operating liquidity. Merchant cash advances are made largely based on factors such as the value of a business’ account receivables. In exchange, the provider of the advance may receive a share of a business’ future sales and/or a fixed fee. The remittances from the borrower will generally be drawn from the borrower’s customer debit- and credit-card purchases until the advance is repaid. Such cash advances come with the additional risks associated with small business lending which may lead to losses to the Fund. Since the cash advances are technically sales of future assets, rather than direct loans or credit, when making such advances the Fund is not believed to be currently subject to state usury laws or any of the restrictions under the Dodd-Frank Wall Street Reform and Consumer Protection Act. However, there have been discussions of increasing regulation of merchant cash advances and other alternative lending. Any such increased regulation may have an adverse effect on the Fund by increasing the cost of executing merchant cash advances, or making the strategy economically unfeasible or unlawful. There have also been claims that certain merchant cash advances should be re-characterized as loans. Any such claims, if successful, could result in an inability to collect on the merchant cash advances, as well as a potential for fines, penalties, and required refunds of amounts previously collected.

Illiquid Investments. To the extent consistent with the applicable liquidity requirements for interval funds under Rule 23c-3 of the 1940 Act, the Fund may invest without limit in illiquid investments. The Adviser may be subject to significant delays in disposing of illiquid investments, and transactions in illiquid investments may entail registration expenses and other transaction costs that are higher than those for transactions in liquid investments. The term “illiquid investments” for this purpose means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Rule 144A Securities. The Fund may invest in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933. Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the Securities Act. Rule 144A Securities may be deemed illiquid, although the Fund may determine that certain Rule 144A Securities are liquid.

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Other Investment Companies

Business Development Companies. The Fund may invest, subject to applicable regulatory limits, in the securities of other investment companies, including open-end management companies, closed-end management companies (including business development companies (“BDCs”)) and unit investment trusts. When investing in the securities of other investment companies, the Fund will be indirectly exposed to all the risks of such investment companies’ portfolio securities. In addition, as a shareholder in an investment company, the Fund would indirectly bear its pro rata share of that investment company’s advisory fees and other operating expenses. Fees and expenses incurred indirectly by the Fund as a result of its investment in shares of one or more other investment companies generally are referred to as “acquired fund fees and expenses” and may appear as a separate line item in the Fund’s prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. The 1940 Act imposes certain restraints upon the operations of a BDC. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. As a result, BDCs generally invest in less mature private companies, which involve greater risk than well-established, publicly-traded companies. In addition, the shares of closed-end management companies may involve the payment of substantial premiums above, while the sale of such securities may be made at substantial discounts from, the value of such issuer’s portfolio securities. Historically, shares of closed-end funds, including BDCs, have frequently traded at a discount to their net asset value, which discounts have, on occasion, been substantial and lasted for sustained periods of time.

Money Market Funds. Certain money market funds that operate in accordance with Rule 2a-7 under the 1940 Act float their NAV while others seek to reserve the value of investments at a stable NAV (typically $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed, and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee).

ETFs and Other Exchange-Traded Investment Vehicles. The Fund may invest, subject to applicable regulatory limits, in the securities of ETFs and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (collectively, “exchange- traded investment vehicles”). When investing in the securities of exchange-traded investment vehicles, the Fund will be indirectly exposed to all the risks of the portfolio securities or other financial instruments they hold. The performance of an exchange- traded investment vehicle will be reduced by transaction and other expenses, including fees paid by the exchange- traded investment vehicle to service providers. ETFs are investment companies that are registered as open-end management companies or unit investment trusts. The limits that apply to the Fund’s investment in securities of other investment companies generally apply also to the Fund’s investment in securities of ETFs.

Shares of exchange-traded investment vehicles are listed and traded in the secondary market. Many exchange-traded investment vehicles are passively managed and seek to provide returns that track the price and yield performance of a particular index or otherwise provide exposure to an asset class (e.g., currencies or commodities). Although such exchange-traded investment vehicles may invest in other instruments, they largely hold the securities (e.g., common stocks) of the relevant index or financial instruments that provide exposure to the relevant asset class. The share price of an exchange-traded investment vehicle may not track its specified market index, if any, and may trade below its net asset value. An active secondary market in the shares of an exchange-traded investment vehicle may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions, or other reasons. There can be no assurance that the shares of an exchange-traded investment vehicle will continue to be listed on an active exchange.

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MANAGEMENT OF THE FUND

Trustees and Officers

The Board is responsible for overseeing the Fund’s affairs. The Board currently consists of four Trustees, three of whom are not “interested persons” of the Fund (the “Independent Trustees”) and one who is an “interested person” of the Fund (the “Interested Trustee”), as defined in the 1940 Act. Detailed information about the Trustees and officers of the Fund, including their names, addresses, ages and principal occupations for the last five years, is set forth in the table below.

Name and Year of Birth[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee
Interested Trustee[2]
Leonard M. Tannenbaum 1971	Trustee	Term: Indefinite Since Inception	Founder and Chief Executive Officer of Fifth Street Asset Management, Inc. (1998 – 2017); Chief Executive Officer at Advanced Flower Capital Inc. (July 2020 – September 2023); Chief Investment Officer at Advanced Flower Capital Inc. (November 2023 – October 2024)	1	Director at Southern Realty Trust, Inc. (2023 – Present); Director at Sunrise Realty Trust, Inc. (July 2024 – Present); Directly, Chairman at Advanced Flower Capital Inc. (October 2024 – Present)
Independent Trustees
Alexander C. Frank 1958	Trustee	Term: Indefinite Since Inception	N/A	1	Director, Chair of Audit Committee at Advanced Flower Capital (2020 – Present); Director, Chair of Audit Committee at Sunrise Realty Trust (2024 – Present)
Kraig S. Tuber 1982	Trustee	Term: Indefinite Since Inception	Managing Director at Brookside Advisors; Representative at M&A Securities Group, Inc. (2023 – Present); Executive Director at Incentrum Group (2019 – 2023)	1	None
Brian S. Dunn 1971	Trustee	Term: Indefinite Since Inception	President at Little White Dog Inc. (2011 – Present); Senior Business Advisor at HedgeStone Business Advisors (2022 – Present)	1	Director at Cinch Technologies (2020 – 2021)

[1]	The address of each Trustee is 525 Okeechobee Blvd., Suite 1650, West Palm Beach, Florida 33401.
[2]	Leonard M. Tannenbaum is an “interested person” of the Fund, as that term is defined in the 1940 Act, by virtue of his employment with, and controlling ownership interest in, the Adviser. Mr. Tannenbaum is also the husband of Mrs. Robyn Tannenbaum and the father of Mr. Adam Tannenbaum, who serve as officers of the Adviser.

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Name and Year of Birth[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Peter McNitt 1993	Principal Executive Officer and President	Term: Indefinite Since Inception	Senior Investment Analyst at Federated-Hermes (January 2025 – February 2025); Assistant Vice President and Investment Analyst at Federated-Hermes (February 2020 – January 2025)
Marcie McVeigh 1979	Principal Financial Officer, Treasurer and Principal Accounting Officer	Term: Indefinite Since Inception	Managing Director of PFO Services at PINE Advisor Solutions (2020 – Present) Assistant Vice President at Brown Brothers Harriman (2019 – 2020).
Michelle Marcano-Johnson 1968	Chief Compliance Officer	Term: Indefinite Since Inception	Director of Fund CCO Services, PINE (2025 – Present); Vice President Corporate Compliance, Empower (2022 – 2024); Head of Corporate Compliance, Janus Henderson Investors (2019 – 2022).
Gabriel Katz 1987	Vice President and Secretary	Term: Indefinite Since Inception	Chief Legal Officer and Secretary of Sunrise Realty Trust, Inc. (October 2024 – Present); Chief Legal Officer and Chief Compliance Officer of Sunrise Manager LLC (October 2024 – Present); Chief Legal Officer and Secretary of Southern Realty Trust, Inc. (October 2024 – Present); Chief Legal Officer and Chief Compliance Officer of SRT Group LLC (October 2024 – Present); Chief Legal Officer and Secretary of Advanced Flower Capital Inc. (January 2022 – Present); Director of Legal and Secretary of Advanced Flower Capital Inc. (December 2020 – January 2022); Chief Legal Officer, Chief Compliance Officer and Secretary of AFC Management LLC (January 2022 – Present); Director of Legal and Secretary of AFC Management LLC (December 2020 – January 2022)
Brandon Hetzel 1986	Vice President	Term: Indefinite Since Inception

Chief Financial Officer at Sunrise Realty Trust Inc. (February 2024 – Present); Chief Financial Officer at Southern Realty Trust Inc. (September 2023 – Present); Chief Financial Officer at Advanced Flower Capital Inc. (March 2023 – Present); Executive Vice President at Advanced Flower Capital Inc. (December 2022 – March 2023); Controller at Advanced Flower Capital Inc. (September 2020 – December 2022)

Johanna White 1984	Vice President	Term: Indefinite Since Inception	Head of Underwriting at AFC Management, LLC (April 2024 – Present); Credit Analyst at JGB Management Inc. (May 2015 – April 2024)
Hailey Nicholas 1994	Assistant Treasurer	Term: Indefinite Since Inception	Controller at Advanced Flower Capital Inc. (January 2025 – Present); Assistant Controller at Advanced Flower Capital Inc. (January 2023 – January 2025); Accounting Manager at Advanced Flower Capital Inc. (November 2021 – January 2023); Audit Senior at Deloitte (August 2019 – November 2021); Audit Assistant at Deloitte (September 2017 – July 2019)
Daniel Hess 1974	Assistant Treasurer	Term: Indefinite Since Inception	Director of PFO Services at PINE Advisor Solutions (2025 – Present); Managing Director, U.S. Bancorp Asset Management, Inc. (“USBAM”)[2] (2001 – 2025).

[1]	The address of each Officer is 525 Okeechobee Blvd., Suite 1650, West Palm Beach, Florida 33401.
[2]	Includes periods of employment with PFM Asset Management LLC (“PFMAM”) prior to PFMAM’s consolidation with USBAM in October 2024 and USBAM’s acquisition of PFMAM in December 2021.

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Leadership Structure

The Board is currently composed of four Trustees, including three Trustees who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (collectively, the “Independent Trustees”). In addition to regularly scheduled meetings throughout the year, the Board may hold special meetings to discuss specific matters that may require action prior to the next regular meeting. As discussed below, the Board has established two standing committees: the Audit Committee and the Nominating Committee.

The Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair of the Board, regardless of whether the trustee happens to be independent or a member of management. The Board has determined that its leadership structure, in which the Chair of the Board is an interested person of the Fund, is appropriate because the Independent Trustees believe that an interested Chair has a personal and professional stake in the quality and continuity of services provided by management to the Fund. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key factor for assuring that they are in a position to do so is for the Trustees who are independent of management to constitute a majority of the Board. Mr. Tannenbaum currently serves as the Chair of the Board.

The Board has a Lead Independent Trustee that serves as the primary liaison between Fund management and the Independent Trustees. The Lead Independent Trustee is selected by the Independent Trustees and serves until a successor is selected. Mr. Tuber currently serves as the Lead Independent Trustee.

The Board believes that its leadership structure allows for effective communication between the Trustees and management, among the Trustees and among the Independent Trustees. The existing Board structure, including its Committee structure, provides the Independent Trustees with effective control over Board governance while also allowing them to receive and benefit from insight from the Interested Trustee. The Board’s leadership structure promotes dialogue and debate, which the Board believes allows for the proper consideration of matters deemed important to the Fund and its shareholders and results in effective decision-making.

Risk Oversight

Through its direct oversight role, and indirectly through its committees, the Board performs a risk oversight function for the Fund. The Board will regularly meet with, or receive reports from, the officers of the Fund and representatives of key service providers to the Fund, including the Adviser, administrator, transfer agent, custodian and independent registered public accounting firm, to review and discuss the operational activities of the Fund and to provide direction with respect thereto. The Board reviews and approves the procedures of the Fund established to ensure compliance with applicable federal securities laws. The Board has appointed a Chief Compliance Officer (“CCO”) who oversees the implementation and evaluation of the Fund’s compliance program. The Board keeps informed about how the Fund’s operations conform to its compliance program through regular meetings with, and reports received from, the CCO and other officers. The Board monitors investment performance during the year through regular performance reports from management with references to appropriate performance measurement indices. The Board also receives focused performance presentations on a regular basis, including special written reports and oral presentations by portfolio managers. In addition, the Board monitors the Fund’s investment practices and reviews the Fund’s investment strategies with management and receives focused presentations.

Pursuant to Rule 2a-5 under the 1940 Act, the Adviser will be the “valuation designee” for purposes of making fair valuation determinations with respect to the Fund’s portfolio holdings, subject to oversight by the Board. The Board will receive regular reports on the use of fair value prices and the effectiveness of the Fund’s valuation procedures. Through its Audit Committee, the Board meets regularly with the Fund’s independent registered public accounting firm to discuss financial reporting matters, the adequacy of the Fund’s internal controls over financial reporting, and risks to accounting and financial reporting matters.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

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Standing Committees

The Board has two standing committees, as described below.

Audit Committee. The Audit Committee is comprised of all of the Independent Trustees of the Fund. Mr. Frank is the Chair of the Audit Committee. The Board has determined that Mr. Frank and Mr. Tuber is each an “audit committee financial expert,” as such term is defined in the applicable SEC rules. The Audit Committee’s functions include, among other things, overseeing the Fund’s processes for accounting, auditing, financial reporting and related internal controls. As the Fund is newly organized, the Audit Committee did not meet during the prior fiscal year.

Nominating Committee. The Nominating Committee is comprised of all of the Independent Directors of the Fund. Mr. Dunn is the Chair of the Nominating Committee. The Nominating Committee’s functions including, among other things, (i) screening and selecting candidates to the Board of Trustees, (ii) periodically reviewing and evaluating the composition of the Board and its committees, (iii) coordinating the annual self-assessment by the Board, and (iv) developing and implementing the governance policies applicable to the Fund. The Nominating Committee will consider nominee recommendations from Fund shareholders, in accordance with procedures established by the Nominating Committee if such recommendations are submitted in writing and addressed to the Chair of the Nominating Committee at the Fund’s offices. As the Fund is newly organized, the Audit Committee did not meet during the prior fiscal year.

Trustee Qualification

Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a Trustee in light of the Fund’s business and structure.

Interested Trustee.

Leonard M. Tannenbaum is the manager of the Adviser and Founder and Chairman of TCG, group of affiliated investment managers that are focused on allocating capital across various strategies including credit and commercial real estate lending. Mr. Tannenbaum has extensive leadership experience, including his experience as the founder of Advanced Flower Capital Inc. (“AFC”), its Chief Executive Officer from July 2020 until September 2023, its Chief Investment Officer from November 2023 until October 2024 and its Chairman since October 2024, and as the founder and Chief Executive Officer of Fifth Street Asset Management, Inc. (“Fifth Street”) from its inception in 1998 until October 2017 when substantially all of its assets were sold to Oaktree Capital Management (“Oaktree”). Prior to such sale to Oaktree, Fifth Street had a core focus on disciplined credit investing across multiple economic cycles, and issued billions of dollars in public equity, private capital and public debt securities. Fifth Street made flexible investments across capital structures to growing middle market companies, primarily in conjunction with private equity sponsors. It managed approximately $5 billion of assets across multiple private investment vehicles and two publicly4 traded business development companies (“BDC”). Mr. Tannenbaum had a controlling interest in Fifth Street. Subsequent to the sale to Oaktree in 2017, Mr. Tannenbaum founded TCG, a group of affiliated investment managers that are focused on allocating capital across various strategies including credit and commercial real estate lending. Mr. Tannenbaum currently also serves as a director of AFC, Sunrise Realty Trust, Inc. (“SUNS”) and Southern Realty Trust, Inc. (“SRT”). Mr. Tannenbaum graduated from The Wharton School of the University of Pennsylvania, where he received a B.S. in economics. Subsequent to his undergraduate degree from the University of Pennsylvania, he received an MBA in Finance from The Wharton School as part of the submatriculation program. He is also a holder of the Chartered Financial Analyst designation and is a member of The Wharton Graduate Executive Board.

Independent Trustees.

Alexander C. Frank is a seasoned financial executive and board leader with extensive experience in asset management, real estate investment, and corporate governance. Mr. Frank currently serves as a Member of the Board of Directors and Chair of the Audit Committee for Advanced Flower Capital, a Nasdaq-listed mortgage REIT (AFCG). He also holds the positions of Member of the Board of Directors, Lead Independent Director, and Chair of the Audit Committee at Sunrise Realty Trust, another Nasdaq-listed mortgage REIT (SUNS). Mr. Frank’s distinguished career includes 23 years at Morgan Stanley, where he held several key roles, including Chief Financial Officer of the U.S. Broker Dealer – Morgan Stanley & Co., Global Controller, and Global Treasurer. From 2011 to 2017, Mr. Frank served as Chief Financial Officer of Fifth Street Asset Management, a multi-billion dollar fund management firm specializing in private credit and listed on Nasdaq. In this capacity, he oversaw financial operations and contributed to the firm’s growth and success in the private credit sector.

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Kraig S. Tuber brings over a decade of investment banking, private equity, and advisory experience across multiple sectors, including real estate, consumer, healthcare, and specialty finance. As the Founder and Managing Partner of Brookside Advisors, he has led numerous transactions involving complex capital structures, mergers and acquisitions, and capital markets advisory. His prior senior roles at Incentrum Group, a global merchant bank, and at Morgan Stanley’s Healthcare Investment Banking Group, further reflect his deep expertise in evaluating investments, managing risk, and providing fiduciary oversight. Mr. Tuber’s qualifications also include significant operating and investment experience through his advisory and ownership interests in consumer-facing businesses and real estate platforms, ranging from large-scale multifamily portfolios and fuel retail operations to high-growth consumer product companies. This blend of financial, operational, and governance experience provides him with a comprehensive perspective on investment evaluation, compliance, and shareholder interests. He holds a Bachelor of Science in Economics from the Wharton School of the University of Pennsylvania (cum laude) and an MBA, underscoring his strong academic foundation in finance and management. His background equips him with financial literacy, risk oversight capabilities, and an understanding of both institutional and entrepreneurial investment practices. Taken together, these experiences demonstrate Mr. Tuber’s qualifications to serve as a Trustee of the Fund, with particular expertise in investment analysis, capital markets, and corporate governance.

Brian S. Dunn brings over a decade of experience in corporate valuation, strategic growth, and transaction oversight. As President at Little White Dog Inc., Mr. Dunn led company valuations and focused on identifying and capitalizing on growth opportunities. He played a pivotal role in the successful acquisition and integration of several companies, demonstrating his expertise in managing complex transactions and fostering organizational expansion. In his role as Senior Business Advisor at HedgeStone Business Advisors, Mr. Dunn continues to leverage his analytical acumen, evaluating companies and overseeing significant transactions, culminating in over $35 million in deals. Mr. Dunn’s governance experience is equally distinguished, as he served as an Independent Board Member of Fifth Street Finance Corp. from 2007 to 2018, where he served on various committees, including the Audit Committee. Additionally, he was an Independent Board Member of Fifth Street Senior Floating Rate Corp. from 2013 to 2016.

In connection with their prior experience, certain of members of the Investment Committee of the Adviser and certain Trustees have been named defendants in litigation or other legal proceedings involving their managed entities. For example, in 2015, Fifth Street Finance Corporation (“FSC”) and Fifth Street Asset Management (“Fifth Street”) and certain officers and directors of FSC and Fifth Street, including Mr. Tannenbaum and Mr. Frank were named as defendants in actions alleging violations of Sections 10(b) and 20(a) of the Exchange Act regarding statements about the value of FSC’s assets and Fifth Street and certain officers and directors, including Mr. Tannenbaum and Mr. Frank, were named as defendants in actions alleging that the defendants breached their fiduciary duties by causing FSC to enter into an unfair Investment Advisory Agreement with Fifth Street and engaging in a scheme designed to artificially inflate FSC’s assets. In addition, in 2018, Fifth Street Management, LLC (“FSM”), during a time in which Mr. Tannenbaum and Mr. Frank were affiliates, was subject to a cease and desist order from the SEC (the “Order”) relating to allegations of improper allocation of expenses to clients and failures relating to its review of a client’s valuation model. The Order was limited to FSM and no individual or FSM affiliated entity was subject to the Order at any time. Additionally, each of these matters have been resolved with no admission of wrongdoing by any party and the dismissals of all claims against each of the named individuals but the Adviser cannot provide assurance that these prior legal proceedings or future legal proceedings involving the Adviser’s key personnel or investment professionals or its affiliates or the officers or directors will not cause reputational harm to the Adviser or the Fund.

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The following table sets forth the estimated compensation to be earned by each Independent Trustee (not including reimbursement for travel and out-of-pocket expenses) for services to the Fund for the fiscal year ended September 30, 2026. The Fund has no retirement or pension plans. The Fund has no employees.

Name of Trustee	Estimated Compensation from the Fund
Alexander C. Frank	$30,000
Kraig S. Tuber	$30,000
Brian S. Dunn	$30,000

The Fund will bear the costs, for the fair and equitable allocable share of the compensation, including annual base salary, bonus, any related withholding taxes and employee benefits, paid to (i) personnel of the Adviser and/or its affiliates, as applicable, serving as executive officers and any other officers based on the percentage of his or her time spent devoted to the Fund’s affairs and (ii) other corporate finance, tax, accounting, internal audit, legal, risk management, operations, compliance and other non-investment personnel of the Adviser and/or its affiliates who spend all or a portion of their time managing the Fund’s affairs, with the allocable share of the compensation of such personnel being as reasonably determined by the Adviser to appropriately reflect the amount of time spent devoted by such personnel to the Fund’s affairs. The following table sets forth the estimated compensation to be earned by each officer for services to the Fund for the fiscal year ended September 30, 2026.

Name of Officer	Estimated Compensation from the Fund
Brandon Hetzel	$75,000
Gabriel Katz	$75,000
Hailey Nicholas	$15,000

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The following table sets forth the dollar range of equity securities beneficially owned by the Trustees as of December 4, 2025:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Family of Investment Companies
Interested Trustee
Leonard M. Tannenbaum	$50,001–$100,000*	$50,001–$100,000*
Independent Trustees
Alexander C. Frank	None	None
Kraig S. Tuber	None	None
Brian S. Dunn	None	None

*	Mr. Tannenbaum beneficially owns 100% of the outstanding equity securities of the Fund based on his controlling ownership interest of the Adviser.

As of December 4, 2025, the Independent Trustees of the Trust and immediate family members did not own beneficially or of record any class of securities of an investment adviser or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

Codes of Ethics

In order to mitigate the possibility that the Fund will be adversely affected by personal trading, the Fund, the Adviser and the Distributor have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics contain policies restricting securities trading in personal accounts by access persons, Trustees and others who normally come into possession of information on portfolio transactions. Personnel subject to the codes of Ethics may invest in securities that may be purchased or held by the Fund; however, the codes of ethics require that each transaction in such securities be reviewed by the compliance department. These codes of ethics are available on the SEC EDGAR Database on the SEC’s internet web site at http://www.sec.gov. In addition, copies of those codes of ethics may be obtained, after paying the appropriate duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Proxy Voting Policies and Procedures

The Fund has delegated authority to the Adviser to vote proxies for securities held by the Fund. The Adviser will vote in accordance with the Proxy Voting Policy and Procedures, which are attached as Appendix A to this SAI. Information regarding how the Fund voted proxies (for periods subsequent to the Fund commencing operations) relating to portfolio securities during the most recent twelve month period ending June 30 (or any lesser period of time ending June 30 if the Fund has not been operating for that long) of each year is available starting August 31 of that year without charge, upon request, on its website at https://tcgsx.com/, by calling toll-free [toll-free number] or by accessing the SEC’s website at http://www.sec.gov.

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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control.

Leonard M. Tannenbaum, an affiliated person of the Adviser, has provided the initial investment in the Fund. For so long as Mr. Tannenbaum has a greater than 25% interest in the Fund, he may be deemed to be a “control person” of the Fund for purposes of the 1940 Act.

As of December 4, 2025, the officers of the Fund and Trustees, in the aggregate, owned 100% of the shares of the Fund.

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

Investment Adviser

TCG Strategic Income Advisor LLC, located at 525 Okeechobee Blvd., Suite 1650, West Palm Beach, Florida 33401, serves as the Fund’s investment adviser. The Adviser is newly formed and registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is a Delaware limited liability company formed for the purpose of advising the Fund. As of December 4 2025, the Adviser has over $100,000 in regulatory assets under management. The Adviser is an affiliate of Tannenbaum Capital Group (“TCG”), a group of affiliated advisers, with over $1,000,000,000 in AUM (as defined herein) across the TCG platform as of December 4, 2025. Assets under management (“AUM”) refers to the assets under management for all credit funds for which the Adviser or TCG, respectively, provides investment management or advisory services. AUM equals the sums of the assets at each TCG Managed Fund as of December 4, 2025 plus used or available leverage. AUM is unaudited, preliminary and subject to change. This definition of AUM is not based on any definition contained in the governing documents or in any management agreement of the funds managed by affiliates of the TCG platform. The calculation also differs from the manner in which its affiliates registered with the SEC report “Regulatory Assets Under Management” on Form ADV in various ways.

The Fund has agreed to pay the Adviser as compensation under the Investment Advisory Agreement a monthly management fee computed at the annual rate of 1.75% of the daily net assets.

Pursuant to the management fee waiver agreement (the “Management Fee Waiver Agreement”), by and between the Fund and the Adviser, the Adviser has contractually agreed to waive a portion of its Management Fee such that the Management Fee shall not exceed an amount equal to the annual rate of 0.95% of the Fund’s average daily net assets (the “Management Fee Waiver”). This agreement will remain in place until January 31, 2027 and may be terminated (i) at any time by the Board upon 60 days’ prior written notice to the Adviser; or (ii) by Adviser at the annual expiration date of the agreement upon 60 days’ prior written notice to the Fund, in each case without payment of any penalty. The Management Fee Waiver Agreement will not provide for recoupment of waived expenses.

In addition to the Management Fee Waiver described above, the Adviser and the Fund have entered into an Expense Limitation Agreement under which the Adviser has agreed, until at least January 31, 2027 to (i) waive its management fees and/or (ii) pay or absorb the ordinary operating expenses of the Fund and the initial organizational and offering expenses of the Fund (excluding expenses directly related to the costs of making investments, including interest and structuring costs for borrowings and line(s) of credit, taxes, dividends, amortization/accretion and interest on securities sold short, brokerage commissions, acquired fund fees and expenses (if any), distribution and shareholder servicing fees, expenses related to litigation and potential litigation and extraordinary expenses), to the extent necessary to ensure that total annual fund operating expenses do not exceed 2.50% per annum of the Fund’s average daily net assets attributable to each of Class I Shares, Class A-1 Shares and Class A-2 Shares. The Expense Limitation Agreement may be terminated (i) at any time by the Board upon 60 days’ prior written notice to the Adviser, or (ii) by the Adviser at the annual expiration date of the agreement upon 60 days’ prior written notice to the Fund. The Expense Limitation Agreement will not provide for the recoupment of expenses waived, paid or reimbursed pursuant to this agreement.

A discussion regarding the basis for the Board’s approval of the Fund’s Investment Advisory Agreement with the Adviser will be available in the Fund’s annual report to Shareholders for fiscal period ending September 30, 2026.

By its terms, the Investment Advisory Agreement will remain in effect, unless earlier terminated as described below, for an initial two year period and shall continue thereafter on an annual basis so long as such continuation is approved at least annually by (1) the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund and (2) a majority of the trustees who are not interested persons of any party to the Investment Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement may be terminated at any time, without penalty, by either the Fund or the Adviser, upon sixty days’ written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

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Administrative Services

Pursuant to an Administrative Services Agreement, the Adviser furnishes the Fund with administrative services necessary for the operation of the Fund, including office facilities, equipment, clerical, bookkeeping, compliance, and record keeping services, oversight of Fund service providers (including the Administrator), assistance in accounting, investor relations, legal, compliance, operations, assistance in the preparation and maintenance of the required financial records and reports to Shareholders and reports filed with the SEC, assistance in the preparation and filing of registration statements (including any amendments thereto), notice of repurchase offers and any other required filings with the SEC, and such other services as the Adviser, subject to review by the Board, shall from time to time determine to be necessary or useful to perform its obligations under the Administrative Services Agreement.

There is no separate fee paid in connection with the services provided, however the Fund will reimburse the Adviser for the Fund’s allocable portion of certain expenses incurred by the Adviser in performing its obligations under Administrative Services Agreement. Reimbursable expenses include the costs, for the fair and equitable allocable share of the compensation, including annual base salary, bonus, any related withholding taxes and employee benefits, paid to and other costs related to (i) personnel of the Adviser and/or its affiliates, as applicable, serving as executive officers and any other officers, based on the percentage of his or her time spent devoted to the Fund’s corporate and other non-investment advisory affairs and (ii) other corporate finance, tax, accounting, internal audit, investor relations, legal, risk management, operations, compliance and other non-investment personnel of the Adviser and/or its affiliates who spend all or a portion of their time managing the Fund’s affairs, with the allocable share of the compensation of such personnel being as reasonably determined by the Adviser to appropriately reflect the amount of time spent devoted by such personnel to the Fund’s affairs. The Administrative Services Agreement may be terminated by either party without penalty upon 60-days’ written notice to the other party. The Adviser may from time to time delegate all or a portion of the administrative services provided under the Administrative Services Agreement to one or more parties selected by the Adviser, including its affiliates.

Fund Expenses

The Fund pays all expenses attributable to its operations not expressly assumed by the Adviser in the Investment Advisory Agreement, including, without limitation, distribution and shareholder servicing fee, independent Trustees’ fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its Shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to shareholders, insurance premiums, and other expenses connected with executing portfolio transactions. The Fund pays all expenses related to its investment program, including, but not limited to, expenses borne indirectly through the Fund’s investments in the underlying assets, all costs and expenses directly related to due diligence of portfolio transactions for the Fund such as direct and indirect expenses associated with the Fund’s investments (whether or not consummated), and enforcing the Fund’s rights in respect of such investments, transfer taxes and premiums, taxes withheld on non-U.S. dividends, fees for data and software providers, research expenses, professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts) and, if applicable, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased; margin fees; and fees paid to third-party providers for due diligence and valuation services.

Portfolio Managers

Leonard Tannenbaum, Peter McNitt and Johanna White are primarily responsible for the day-to-day management of the Fund.

Other Accounts Managed by the Portfolio Managers. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts managed by the portfolio managers listed below are subject to performance based advisory fees. The information below is provided as of September 15, 2025.

Portfolio Manager	Other Registered Investment Company Accounts	Assets Managed ($ millions)	Other Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
Leonard Tannenbaum	0	$0	4	$919,379,725	0	$0
Peter McNitt	0	$0	0	$0	0	$0
Johanna White	0	$0	1	$290,589,955	0	$0

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Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include other registered investment companies and pooled investment vehicles (collectively, the “Other Accounts”). The Other Accounts might have a similar investment objective as the Fund or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund.

The Adviser and its affiliates endeavor to allocate investment opportunities in a fair and equitable manner, subject to established policies and procedures and applicable law. The policies of the Adviser and its affiliates are intended to enable the Fund to share equitably with any other investment vehicles that are managed by affiliates of the Adviser. In general, loan and investment opportunities are allocated taking into consideration various factors, including, among others, the relevant investment vehicles’ available capital, investment objectives or strategies, regulatory restrictions, risk profiles and existing or prior positions in a borrower, particular loan or portfolio company, their potential conflicts of interest, the nature of the opportunity and market conditions, as well as the rotation of loan or investment opportunities. Nevertheless, it is possible that the Fund may not be given the opportunity to participate in certain loans or other investment opportunities made by investment vehicles managed by affiliates of the Adviser.

While the Fund intends to co-invest alongside other affiliated funds, subject to approval of the co-investment application by the SEC, the Fund has an opportunistic investment mandate, and while some of the affiliated funds within the TCG platform employ investment strategies that overlap with the types of investments that are within the Fund’s strategy, they are not directly comparable to the Fund for purposes of investment strategy, risk profile, or performance analysis.

While the portfolio managers’ management of the Other Accounts may give rise to the potential conflicts of interest described above, the Adviser does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Adviser believes that they have designed policies and procedures that are reasonably designed to manage those conflicts in an appropriate way.

Portfolio Manager Compensation. Peter McNitt and Johanna White will receive cash compensation in the form of a fixed salary paid by the Adviser, as well as compensation tied to their ownership interest in the Adviser. Leonard M. Tannenbaum will not receive cash compensation from the Adviser and instead will be compensated solely based on his respective ownership interests in the Adviser. This ownership-based compensation structure is intended to align the portfolio managers’ interest with those of the Fund and its shareholders, as the portfolio managers’ economic outcomes are directly linked to the overall success of the Adviser and the Fund. No performance-based fee arrangements are in place beyond the portfolio managers’ ownership interests.

Portfolio Manager Ownership of a Fund’s Shares. The following table sets forth the dollar range of equity securities beneficially owned by the Portfolio Managers as of December 4, 2025:

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Leonard M. Tannenbaum	$50,001-$100,000*
Peter McNitt	None
Johanna White	None

*	Mr. Tannenbaum beneficially owns 100% of the outstanding equity securities of the Fund based on his controlling ownership interest of the Adviser.

Administrator

UMB Fund Services, Inc. (“UMB” or the “Administrator”), which has its principal office at 235 West Galena Street, Milwaukee, Wisconsin 53212, serves as administrator for the Fund. Pursuant to the Administration and Fund Accounting Agreement with the Fund, the Administrator furnishes the Fund with clerical, bookkeeping and record keeping services. The Administrator also performs, or oversees the performance of, certain of the Fund’s required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, being responsible for the financial records that the Fund is required to maintain and preparing reports to the Shareholders and reports filed with the SEC. In addition, the Administrator generally oversees the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others.

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Custodian, Transfer Agent, Distribution Paying Agent

UMB also serves as custodian for the Fund, as well as the Fund’s distribution paying agent and transfer agent. UMB holds and administers the assets in a Fund’s portfolio.

Distributor

Foreside Financial Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group) (the “Distributor”), located at 190 Middle Street, Suite 301, Portland, Maine 04101, serves as the principal underwriter for the Fund. The Distributor is a broker-dealer registered with the SEC and is a member of FINRA. Under the Fund’s Distribution Agreement, the Distributor is obligated to use its best efforts to distribute shares of the Fund.

The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Fund on 60 days’ written notice when authorized either by majority vote of its outstanding voting Fund shares or by a vote of a majority of the Board of Trustees (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

The Fund’s shares are offered for sale through its Distributor at NAV plus the applicable sales load. The price of the shares during the Fund’s continuous offering will fluctuate over time with the NAV of the shares. Shares also may be offered through certain financial firms that charge their customers transaction or other fees with respect to the customer’s investment in the Fund. Financial firms may provide or arrange for the provision of some or all of the shareholder servicing, account maintenance and other services required by specified benefit plan accounts and their participants, for which fees or expenses may be charged in addition to those described in the Prospectus and this Statement of Additional Information.

Compliance and Treasury Services

PINE Advisor Solutions (“PINE”), 501 S. Cherry St., Suite 610, Denver, Colorado 80246, provides the Fund’s Principal Financial Officer/Treasurer, Chief Compliance Officer and other related treasury and compliance services pursuant to a service agreement with the Fund. The Fund pays PINE an annual fee for such services, which is accrued daily and paid monthly. The Fund also reimburses PINE for certain out-of-pocket expenses incurred on the Fund’s behalf.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., located at 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Fund. Cohen & Company, Ltd. performs the annual audit of the financial statements of the Fund. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd. reviews the Fund’s U.S. federal, state, and excise tax returns; and advises the Fund on matters of accounting and U.S. federal and state income taxation.

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BROKERAGE ALLOCATIONS

The Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business.

The Adviser owes a fiduciary duty to its clients (including the Fund) to seek to provide best execution on trades effected. In selecting a broker/dealer for each specific transaction, the Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. “Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Adviser also will use electronic crossing networks (“ECNs”) when appropriate.

The Adviser may use the Fund’s assets for, or participate in, third-party soft dollar arrangements, in addition to receiving proprietary research from various full-service brokers, the cost of which is bundled with the cost of the broker’s execution services. Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. The Adviser may receive a variety of research services and information on many topics, which it can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. The research services may include qualifying order management systems, portfolio attribution and monitoring services and computer software and access charges which are directly related to investment research. Accordingly, the Fund may pay a broker commission higher than the lowest available in recognition of the broker’s provision of such services to the Adviser, but only if the Adviser determines the total commission (including the soft dollar benefit) is comparable to the best commission rate that could be expected to be received from other brokers. The amount of soft dollar benefits received depends on the amount of brokerage transactions effected with the brokers. A conflict of interest exists because there is an incentive to: (i) cause clients to pay a higher commission than the firm might otherwise be able to negotiate; (ii) cause clients to engage in more securities transactions than would otherwise be optimal; and (iii) only recommend brokers that provide soft dollar benefits.

The Adviser faces a potential conflict of interest when it uses client trades to obtain brokerage or research services consistent with Section 28(e). This conflict exists because the Adviser can use the brokerage or research services to manage client accounts without paying cash for such services, which reduces the Adviser’s expenses to the extent that the Adviser would have purchased such products had they not been provided by brokers. Section 28(e) permits the Adviser to use brokerage or research services for the benefit of any account it manages. Accordingly, as permitted under Section 28(e), certain accounts managed by the Adviser may generate soft dollars used to purchase brokerage or research services that ultimately benefit other accounts managed by the Adviser, effectively cross subsidizing the other accounts managed by the Adviser that benefit directly from the product. The Adviser may not necessarily use all of the brokerage or research services in connection with managing the Fund whose trades generated the soft dollars used to purchase such products.

If purchases or sales of portfolio securities of the Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.

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FEDERAL INCOME TAXES

The following is a summary of certain additional U.S. federal income tax considerations generally affecting the Fund and its shareholders that supplements the summary in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning. The summary is very general, and does not address investors subject to special rules, such as investors who hold shares through an individual retirement account (“IRA”), 401(k) or other tax-advantaged account.

The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, local, or foreign taxes.

Regulated Investment Company Status. The Fund has elected and intends to qualify each year to be treated as a RIC under the Internal Revenue Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. If the Fund qualifies as a RIC, it will generally not be subject to federal income taxes on its investment company taxable income and net capital gain income that it timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Internal Revenue Code, the Fund must distribute annually to its shareholders at least an amount equal to the sum of 90% of the Fund’s investment company taxable income for such year (including, for this purpose, dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses), computed without regard to the dividends paid deduction, and at least 90% of its net tax-exempt interest income for such year, if any (the “Distribution Requirement”) and also must meet certain additional requirements. One of these additional requirements for RIC qualification is that the Fund must receive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in such stock, securities, foreign currencies and net income from interests in qualified publicly traded partnerships (the “90% Test”). A second requirement for qualification as a RIC is that the Fund must diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets or 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership; and (b) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

If the Fund fails to satisfy the 90% Test or the Asset Test, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Asset Test where the Fund corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the Asset Test, the Fund may be required to dispose of certain assets. If these relief provisions are not available to the Fund and it fails to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at the regular corporate income tax rate (currently 21%) without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) to its shareholders generally would be taxable as ordinary income dividends to the extent of the Fund’s current and accumulated earnings and profits, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by non-corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. If the Fund determines that it will not qualify for treatment as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

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Although the Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and may distribute its net capital gain for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

Notwithstanding the Distribution Requirement described above, the Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed taxable income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year and 98.2% of its capital gain net income for the twelve months ended October 31 of that year, subject to an increase for any shortfall in the prior year’s distribution. For this purpose, any ordinary income or capital gain net income retained by the Fund and subject to corporate income tax will be considered to have been distributed. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax, but can make no assurances that all such tax liability will be completely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a RIC may carry net capital losses from any taxable year forward to offset capital gains in future years. The Fund is permitted to carry net capital losses forward indefinitely. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Internal Revenue Code.

Taxation of Shareholders. The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund’s investment company taxable income from which dividends may be paid to you. Any distribution by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Subject to certain limitations and requirements, dividends reported by the Fund as qualified dividend income will be taxable to non-corporate shareholders at rates of up to 20%. In general, dividends may be reported by the Fund as qualified dividend income if they are paid from dividends received by the Fund on common and preferred stock of U.S. corporations or on stock of certain eligible foreign corporations, provided that certain holding period and other requirements are met by the Fund with respect to the dividend-paying stocks in its portfolio. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States or in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund’s assets before it calculates the NAV) with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder, (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under Section 163(d)(4)(B) of the Internal Revenue Code. Therefore, if you lend your shares in the Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Dividends that the Fund receives from a REIT will be treated as qualified dividend income only to the extent so reported by such REIT. Certain of the Fund’s investment strategies may limit its ability to make distributions eligible for treatment as qualified dividend income.

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Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund’s net capital gains will be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20% regardless of how long you have held your shares in the Fund.

In the case of corporate shareholders, the Fund’s distributions (other than capital gain distributions) generally qualify for the dividends received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. Certain of the Fund’s investment strategies may limit its ability to make distributions that qualify for the dividends received deduction for corporate shareholders.

The Fund’s participation in loans of securities may affect the amount, timing, and character of distributions to its shareholders. If the Fund participates in a securities lending transaction and receives a payment in lieu of dividends (a “substitute payment”) with respect to securities on loan in a securities lending transaction, such income generally will not constitute qualified dividend income and thus dividends attributable to such income will not be eligible for taxation at the rates applicable to qualified dividend income for individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

The Fund may be required to mark some of its investments to market on an annual basis. Under the Code, certain types of options are required to be treated as if they were sold at the end of each year. Such treatment would cause the Fund to have taxable income without receiving cash. In order to maintain its RIC qualification, the Fund must distribute at least 90% of its income annually. Depending upon the circumstances, some assets may need to be sold to fund the required distributions. This process of recognizing deemed income and selling assets to fund distributions may accelerate the time at which shareholders receive cash but may reduce the overall return on funds employed.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. A taxable shareholder may wish to avoid investing in the Fund shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder’s investment.

If the Fund’s distributions exceed its current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be treated as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when the shares on which the distribution was received are sold. After a shareholder’s basis in the shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s shares.

The Fund’s shareholders will be notified annually by the Fund (or their broker) as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes. Shareholders who have not held Fund shares for a full year should be aware that the Fund may report and distribute to a shareholder, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the shareholder’s period of investment in the Fund.

Sales, Exchanges or Redemptions. A sale or exchange of the Fund’s shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares by a shareholder will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares have been held for more than 12 months, and short-term capital gain or loss if the shares are held for 12 months or less. However, if shares on which a shareholder has received a long-term capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the long-term capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

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The Trust on behalf of the Fund has the right to reject an order for a purchase of shares of the Fund if the purchaser (or a group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Internal Revenue Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Net Investment Income Tax. U.S. individuals with adjusted gross income (subject to certain adjustments) exceeding certain threshold amounts ($250,000 if married and filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases) are subject to a 3.8% tax on all or a portion of their “net investment income.” This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (including capital gain distributions and capital gains realized on the sale of shares of the Fund or the redemption of shares), among other categories of income, are generally taken into account in computing a shareholder’s net investment income.

Taxation of Fund Investments. Certain of the Fund’s investments may be subject to complex provisions of the Internal Revenue Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) which, among other things, may affect the Fund’s ability to qualify as a RIC, affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC Distribution Requirement and for avoiding excise taxes. Accordingly, in order to avoid certain income and excise taxes, the Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so. The Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records in order to mitigate the effect of these rules and preserve its eligibility for treatment as a RIC. To the extent the Fund invests in an underlying fund that is taxable as a RIC, the rules applicable to the tax treatment of complex securities will also apply to the underlying funds that also invest in such complex securities and investments.

The Fund may be required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts subject to Section 1256 of the Internal Revenue Code (“Section 1256 Contracts”) as of the end of the year as well as those actually realized during the year. Gain or loss from Section 1256 Contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on Section 1256 Contracts to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Fund to mark-to-market certain types of positions in its portfolios (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement described above and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, the Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so.

The Fund may invest in U.S. REITs. Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to the Fund’s shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits (as calculated for federal income tax purposes). Capital gain dividends paid by a REIT to the Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at the regular corporate rate without any deduction for dividends paid to shareholders, and dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits (as calculated for federal income tax purposes).

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“Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. Distributions by the Fund to its shareholders that are attributable to qualified REIT dividends received by the Fund and which the Fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the date on which the shares become ex-dividend and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as section 199A dividends as are eligible but is not required to do so.

REITs in which the Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues a tax reporting statement. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, the Fund (or your broker) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

If the Fund acquires any equity interest in certain foreign investment entities (i) that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of the corporation’s assets (computed based on average fair market value) either produce or are held for the production of passive income (“passive foreign investment companies” or “PFICs”), the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the Distribution Requirement set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the Distribution Requirement set forth above. The Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments. Amounts included in income each year by the Fund arising from a QEF election, will be “qualifying income” under the 90% Test (as described above) even if not distributed to the Fund, if the Fund derives such income from its business of investing in stock, securities or currencies.

Foreign Taxes. The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to any investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50 percent of the value of the Fund’s total assets at the close of its taxable year consists of certain foreign securities, then the Fund will be eligible to and intends to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders’ federal income tax. No deductions for foreign taxes paid by the Fund may be claimed, however, by non-corporate shareholders who do not itemize deductions. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. If the Fund makes the election, the Fund (or your broker) will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions.

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A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Internal Revenue Code, which may result in a shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if the Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through IRAs or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by such Fund.

Backup Withholding. The Fund (or financial intermediaries, such as brokers through which a shareholder holds shares of the Fund) will be required in certain cases to withhold (as “backup withholding”) at a 24% withholding rate and remit to the U.S. Treasury the withheld amount of taxable dividends paid to any shareholder who: (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to backup withholding; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Foreign Shareholders. Any foreign shareholders in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under legislation known as “FATCA” (the Foreign Account Tax Compliance Act), a U.S. withholding tax of 30% will apply to payments to certain foreign entities of U.S.-source interest and dividends unless various U.S. information reporting and due diligence requirements that are different from, and in addition to, the beneficial owner certification requirements described above have been satisfied. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement. The Fund will not pay any additional amounts in respect to any amounts withheld. Non-U.S. shareholders should consult their tax advisers regarding the effect, if any, of this legislation on their ownership and sale or disposition of the Fund’s shares.

A beneficial holder of shares who is a foreign person may be subject to foreign, state and local tax and to the U.S. federal estate tax in addition to the federal income tax consequences referred to above. If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment or fixed base maintained by the shareholder in the United States.

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Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, IRAs, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Internal Revenue Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

The Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account.

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Cost Basis Reporting. The cost basis of shares acquired by purchase will generally be based on the amount paid for the shares and then may be subsequently adjusted for other applicable transactions as required by the Internal Revenue Code. The difference between the selling price and the cost basis of shares generally determines the amount of the capital gain or loss realized on the sale or exchange of shares. If you purchased your shares through a broker, you should contact such broker to obtain information with respect to the available cost basis reporting methods and elections for your account.

State Taxes. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that the Fund will not be liable for any corporate excise, income or franchise tax in Delaware if it qualifies as a RIC for federal income tax purposes.

The foregoing discussion is based on U.S. federal tax laws and regulations which are in effect on the date of this SAI. Such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisers concerning their specific situations and the application of federal, state, local and foreign taxes.

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ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC in Washington, D.C. The Fund’s Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Fund’s Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC or on the SEC’s website at http://www.sec.gov.

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FINANCIAL STATEMENTS

Appendix B to this SAI provides audited financial information regarding the Fund, which have been audited by Cohen & Company, Ltd.

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APPENDIX A

PROXY VOTING POLICIES

Policy

TCGSIA, in its role as investment adviser, will have the responsibility to vote proxies for portfolio securities held on behalf of its Clients. Client investment activity involving listed/publicly-traded securities is expected to be minimal, if at all, so the frequency in which the Firm expects to vote proxies is minimal. As applicable, TCGSIA will follow the policy and procedures adopted herein.

The Firm’s policy and practice includes the responsibility to receive and vote Client proxies where authorized and disclose any potential conflicts of interest as well as making information available to Clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Responsibility

The COO is responsible for the implementation and monitoring of TCGSIA’s Proxy Voting Policies and Procedures, including associated practices, disclosures and recordkeeping. The COO may delegate responsibility for the performance of these activities (provided that he or she maintains records evidencing individuals to whom authority has been delegated) but oversight and ultimate responsibility remain with the COO.

Procedures

TCGSIA has procedures to implement the Firm’s Proxy Voting policy and reviews to monitor and ensure that the Firm’s policy is observed, implemented properly and amended or updated, as appropriate. The procedures are as follows:

Proxy Voting Guidelines & Procedures

TCGSIA seeks to vote proxies in the best interest of its Clients. The Firm’s policy is to avoid situations where there is a conflict of interest or a perceived conflict of interest. TCGSIA’s general policy is to vote on all matters presented to security holders, but TCGSIA retains the right to abstain on any particular vote or otherwise withhold its vote on any matter if, in TCGSIA’s judgement, the costs associated with voting a particular proxy outweigh the benefits to Clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interest of the Clients.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration TCGSIA’s contractual Client obligations and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent TCGSIA believes appropriate). In the event TCGSIA manages assets for more than one client, TCGSIA may vote proxies related to the same security differently for each client. Deviations from the policies and procedures set forth herein shall be documented by the Firm.

In the event a Client has delegated to TCGSIA the discretionary power to vote the securities held in their account, TCGSIA does not generally accept any subsequent directions on specific matters presented to security holders or particular securities held in the account. TCGSIA views the delegation of discretionary voting authority as an absolute choice for the Client. TCGSIA shall be responsible for notifying any relevant custodian(s) of the name and address to whom and where proxy notices should be sent on behalf of the Client.

Conflicts of Interest in Connection with Proxy Voting

TCGSIA’s CIO is responsible for monitoring proxy voting decisions for any conflicts of interests, regardless of whether they are actual or perceived. Additionally, all Covered Persons are expected to perform their tasks relating to the voting of proxies in the best interests of clients. If at any time any Covered Person becomes aware of any potential or actual or perceived conflict of interest regarding the voting policies and procedures described herein or any particular vote on behalf of the Fund, he or she should contact TCGSIA’s Senior Management or CCO. If any Covered Person is pressured or lobbied either from within or outside of TCGSIA with respect to any particular voting decision, he or she should contact TCGSIA’s Senior Management or CCO. TCGSIA’s Senior Management and CCO will use their best judgment to address any such conflict of interest and ensure that it is resolved in the best interest of the Clients.

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Record Keeping, Regulatory Reporting & Board Reporting

For all proxies voted, TCGSIA will retain all records related to the manner in which it voted proxies for securities held by its clients. The COO will be responsible for maintaining all records related to the Firm’s proxy voting.

In the event a Client requests information regarding the Firm’s proxy voting policies and procedures or historical voting activity by the Firm regarding Client proxies, the Firm shall provide a copy of its policies and procedures related to proxy voting and any requested historical voting information.

Regulatory Reporting Form N-PX:

To the extent applicable, the Fund shall file an annual report of each proxy voted with respect to portfolio securities held by the Fund during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year. Amendments to Form N-PX require Funds to vote on a matter if its portfolio securities are on loan as of the record date. A Fund is required to post the most recent Form N-PX on its website. A Fund must also provide a toll-free number and, if any, a specified email address so a shareholder can request Form N-PX without charge. Forms must be filed in a custom XML-based language.

Board Reporting

As may be requested by the Board from time to time and with respect to the Fund, the Adviser shall provide to the Board a record of each proxy voted with respect to portfolio securities held by the Fund for the period as specified by the Board. With respect to those proxies that the Adviser has identified as involving a conflict of interest, the Adviser shall prepare and retain a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy. For this purpose, a “conflict of interest” shall be deemed to occur when the Adviser, the Funds’ principal underwriters, or an affiliated person of the Adviser or a principal underwriter has a financial interest in a matter presented by a proxy to be voted on behalf of the Fund, other than the obligation the Adviser incurs as investment adviser to the Fund, which may compromise the Adviser’s independence of judgment and action in voting the proxy.

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APPENDIX B

TCG STRATEGIC INCOME FUND

(A Delaware Statutory Trust)

Financial Statement

September 17, 2025

TCG STRATEGIC INCOME FUND

(A Delaware Statutory Trust)

September 17, 2025

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder and Board of Trustees of TCG Strategic Income Fund

Opinion on the Financial Statement

We have audited the accompanying statement of assets and liabilities of TCG Strategic Income Fund (the “Fund”) as of September 17, 2025, and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Fund as of September 17, 2025, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our procedures included confirmation of cash owned as of September 17, 2025, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2025.

/s/ COHEN & COMPANY, LTD.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania October 1, 2025

TCG STRATEGIC INCOME FUND

(A Delaware Statutory Trust)

Statement of Assets and Liabilities

As of September 17, 2025

Assets
Cash	$100,000
Total Assets	100,000

Commitments and Contingencies (See Note 2)

Net Assets	$100,000

Components of Net assets:
Paid-in capital (no par value with an unlimited number of shares authorized)	$100,000

Net Assets	$100,000

Net assets attributable to:
Class I Shares (10,000 shares outstanding)	$100,000

Net asset value per share:
Class I Shares	$10.00

See Notes to Financial Statement.

TCG STRATEGIC INCOME FUND

(A Delaware Statutory Trust)

Notes to Financial Statement

1.	Organization

The TCG Strategic Income Fund (the “Fund”) is registering as a closed-end non-diversified management investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”) and organized as a Delaware statutory trust on May 15, 2025. The Fund intends to operate as an interval fund pursuant to Rule 23c-3 of the Investment Company Act. TCG Strategic Income Advisor LLC serves as the investment adviser (the “Adviser”) of the Fund. The Fund’s primary investment objective is to provide attractive risk-adjusted returns and current income. The Fund’s Board of Trustees (the “Board”) has the overall responsibility for the management and supervision of the business operations of the Fund.

The Fund intends to offer three separate classes of shares of beneficial interest (“Shares”) designated as Class I (“Class I Shares”), Class A-1 (“Class A-1 Shares”), and Class A-2 (“Class A-2 Shares”). The Fund has been inactive since the date it was organized except for matters relating to the Fund’s establishment, designation, registration, and issuance of 10,000 Class I Shares to the Adviser on September 17, 2025 for $100,000 at a net asset value (“NAV”) of $10.00 per share, which represents the Adviser’s seed investment.

The Fund’s Class I Shares will not be subject to other expenses such as distribution and shareholder service fees. The Fund may in the future offer additional classes of Shares and/or another sales charge structure. Class A-1 Shares and Class A-2 Shares of the Fund may be subject to other expenses including a front-end sales load, distribution and shareholder service fees and an early repurchase fee.

2.	Significant Accounting Policies

Basis of Preparation and Use of Estimates

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The accompanying financial statement has been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statement in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Cash

Cash represents cash deposits held at financial institutions. Cash is held at major financial institutions and is subject to credit risk to the extent those balances exceed applicable Federal Deposit Insurance Corporation or Securities Investor Protection Corporation limitations.

Share Valuation

The Fund will calculate its NAV for each class of the Fund’s Shares following the close of regular trading on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for trading, and at such other times as the Board may determine.

As of September 17, 2025, the Fund did not hold any investments.

Federal Income Taxes

The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required. Management of the Fund is required to determine whether a tax position taken by the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. Based on its analysis, there were no tax positions identified by management of the Fund which did not meet the “more likely than not” standard as of and during the period ended September 17, 2025.

Commitments and Contingencies

The Fund indemnifies the Fund’s officers and the Board for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, the risk of loss from such claims is considered remote. There were no commitments or contingencies required to be disclosed as of the date of the financial statement.

Segment Reporting

In accordance with FASB Accounting Standards Update 2023-07, Segment Reporting — Improvements to Reportable Segment Disclosures, an operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s Principal Executive Officer acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s Financial Statement. Segment assets are reflected on the accompanying statement of assets and liabilities as “total assets”.

3.	Capital Stock

The Fund intends to offer Class I Shares, Class A-1 Shares, and Class A-2 Shares which are subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. The Fund has applied for and expects to receive an exemptive order from the SEC with respect to the Fund’s multi-class structure. Class A-1 Shares and Class A-2 Shares will not be offered to investors until the Fund has received an exemptive order permitting the multi-class structure.

The Fund is authorized as a Delaware statutory trust to issue an unlimited number of Shares in one or more classes, with no par value. The minimum initial investment in Class I Shares is $1 million per account, except that the minimum investment may be higher or lower for certain financial firms that submit orders on behalf of their customers, the Trustees and certain employees and their extended family members of the Adviser and its affiliates. There is no minimum subsequent investment amount for Class I shares. The minimum initial investment for Class A-1 Shares and Class A-2 Shares is $2,500 per account, except that the minimum investment may be higher or lower for certain financial firms that submit orders on behalf of their customers, the Trustees and certain employees and their extended family members of the Adviser and its affiliates. The minimum subsequent investment amount for Class A-1 Shares and Class A-2 Shares is $100, except for purchases made pursuant to the Fund’s dividend reinvestment plan or as otherwise permitted by the Fund. The Shares will initially be issued at $10.00 per share and thereafter the purchase price for each class of Shares will be based on the NAV per Share of that Class as of the date such Shares are purchased.

Class A-2 Shares will be subject to a sales charge of up to 3.00%, while Class I Shares and Class A-1 Shares will not be subject to any initial sales charge. Although the Fund is permitted to charge a maximum sales charge of 3.00%, the Fund has elected to currently charge a maximum sales charge of 2.00%.

Shares will generally be offered for purchase on each business day, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. The Board may also suspend or terminate offerings of Shares at any time. Class A-1 Shares and Class A-2 Shares will not be offered until the Fund has received exemptive relief from the SEC permitting the offering of multiple classes of Shares.

A portion of the Fund’s investments will be illiquid. For this reason, the Fund is structured as a closed-end interval fund which means that the Shareholders will not have the right to redeem their Shares on a daily basis. In addition, the Fund does not expect any trading market to develop for the Shares. As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their Shares. For each repurchase offer the Board will set an amount between 5% and 25% of the Fund’s Shares based on relevant factors, including the liquidity of the Fund’s positions and the Shareholders’ desire for liquidity.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. At September 17, 2025, the Adviser owned 100% of the Fund.

4.	Related Party Considerations

Investment Advisory Agreement

The Fund has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with the Adviser. Pursuant to the Investment Advisory Agreement, the Fund has agreed to pay the Adviser a monthly management fee (the “Management Fee”) computed daily and paid monthly at the annual rate of 1.75% of the average daily net assets. Net assets means the total assets of the Fund minus the Fund’s liabilities. Pursuant to the management fee waiver agreement (the “Management Fee Waiver Agreement”), by and between the Fund and the Adviser, the Adviser has contractually agreed to waive a portion of its Management Fee such that the Management Fee shall not exceed an amount equal to the annual rate of 0.95% of the Fund’s average daily net assets (the “Management Fee Waiver”). This agreement will remain in place through January 31, 2027, and may be terminated (i) at any time by the Board upon 60 days’ prior written notice to the Adviser; or (ii) by Adviser at the annual expiration date of the agreement upon 60 days’ prior written notice to the Fund, in each case without payment of any penalty. The Management Fee Waiver Agreement will not provide for recoupment of waived expenses.

Administrative Services Agreement

The Fund has entered into an administrative services agreement (the “Administrative Services Agreement”) with the Adviser to provide certain administrative services to the Fund. There is no separate fee paid by the Fund to the Adviser pursuant to the administrative Services Agreement, however, Fund shall reimburse the Adviser the for the Fund’s allocable portion of certain expenses incurred by the Adviser in performing its obligations under the Administrative Services Agreement.

Expense Limitation and Reimbursement Agreement

The Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding expenses directly related to the costs of making investments, including interest and structuring costs for borrowings and line(s) of credit, taxes, dividends, amortization/accretion and interest on securities sold short, brokerage commissions, acquired fund fees and expenses (if any), distribution and shareholder servicing fees, expenses related to litigation and potential litigation and extraordinary expenses “Specified Expenses”)) do not exceed 2.50% per annum of the Fund’s average daily net assets attributable to each of Class I Shares, Class A-1 Shares, and Class A-2 Shares (the “Expense Limit”). Because Specified Expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) will exceed 2.50%. The Expense Limitation and Reimbursement Agreement is in effect through January 31, 2027, and will automatically renew for successive twelve-month periods thereafter. The Expense Limitation Agreement may not be terminated by the Adviser, but it may be terminated by the Board of Trustees, upon 60 days’ written notice to the Adviser. The Expense Limitation Agreement will not provide for the recoupment of expenses waived, paid or reimbursed pursuant to this agreement.

The Adviser has agreed to pay the organizational and offering expenses of the Fund that are incurred on or before the effective date of the Fund’s registration statement. Such expenses are not subject to repayment by the Fund to the Adviser.

5.	Other Agreements

Distribution and Shareholder Services Agreement

The Fund has applied to the SEC for exemptive relief to offer multiple classes of shares and to adopt a distribution and service plan for Class I Shares, Class A-1 Shares, and Class A-2 Shares. If the Fund receives such relief, Class I Shares, Class A-1 Shares, and Class A-2 Shares will pay the Distributor a “Distribution and Shareholder Servicing Fee” at a maximum annualized rate of 0%, 0.50% and 0.50%, respectively, of the average monthly net assets of the Fund that are attributable to the respective Class of Shares (before repurchases), 0.25% of which shall be a “Shareholder Service Fee.”

Payment of the Distribution and Shareholder Servicing Fee will be governed by the Distribution and Shareholder Service Plan for Class A-1 Shares and Class A-2 Shares, which, pursuant to the conditions of exemptive order expected to be issued by the SEC, will be adopted by the Fund with respect to Class A-1 Shares and Class A-2 Shares, in compliance with Rule 12b-1 under the Investment Company Act. With respect to the fees payable by each Class, the Distribution and Servicing Fees for a Class may be used by a Service Agent for expenses related to that Class. The Service Agent may retain portions of the Distribution and Servicing Fees in excess of its expenses incurred. The Fund has entered into a distribution agreement with Foreside Financial Services, LLC (the “Distributor”) to act as the distributor for the sale of Shares. The Distributor may pay all or a portion of the Distribution and Shareholder Service Fee to Service Agents that provide distribution and investor services to Shareholders as described above.

Fund Administration Agreement

UMB Fund Services, Inc. (the “Administrator”) serves as administrator, accounting agent and transfer agent to the Fund. Pursuant to the agreement with the Administrator, for the services rendered to the Fund by the Administrator, the Fund pays the Administrator the greater of an annual minimum fee or an asset-based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services.

Custodian Agreement

The Fund has entered into a Custody Agreement with UMB Bank, n.a. (the “Custodian”). Under the terms of this agreement, the Custodian will serve as custodian of the Fund’s assets. Pursuant to the agreement with the Custodian, for the services rendered to the Fund by the Custodian, the Fund pays the Custodian the greater of an annual minimum fee or an asset-based fee, which scales downward based upon net assets for custody services, plus transactional costs and other out of pocket charges.

Fund Officer Services Agreement

Employees of PINE Advisors LLC (“PINE”) serve as officers of the Fund. In consideration for these services, the Fund pays PINE an annual fee, paid monthly. The Fund also reimburses PINE for certain out-of-pocket expenses.

6.	Subsequent Events

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statement the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statement. There were no events or transactions noted during this period that materially impacted the amounts or disclosures in the Fund’s financial statement.

TCG Strategic Income Fund

Part C – Other Information

Item 25.	Financial Statements and Exhibits

1. Financial Statements

Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940 will be filed with a Pre-effective Amendment to the Registration Statement on Form N-2.

2. Exhibit No.		Description

(a)	(1)	Certificate of Trust, incorporated by reference to the Registrant’s Registration Statement on Form N-2 (File No. 333-287783), filed on June 4, 2025.

(2)	Second Amended and Restated Agreement and Declaration of Trust of the Registrant (1)

(b)	By-Laws of the Registrant (1)

(c)	Not applicable

(d)	Reference is made to the Registrant’s Declaration of Trust and Bylaws

(e)	Not applicable

(f)	Not applicable

(g)	(1)	Investment Advisory Agreement between Registrant and TCG Strategic Income Adviser, LLC (1)

(2)	Expense Limitation Agreement between Registrant and TCG Strategic Income Adviser, LLC (1)

(3)	Fee Waiver Agreement between Registrant and TCG Strategic Income Adviser, LLC (1)

(h)	(1)	Distribution Agreement between Registrant and Foreside Financial Services, LLC (1)

(2)	Specimen Dealer Agreement (1)

(i)	Not Applicable

(j)	Custody Agreement between Registrant and UMB Bank, N.A. (1)

(k)	(1)	Custody, Recordkeeping, And Administrative Services Agreement between Registrant and UMB Fund Services, Inc. (1)

(2)	Administration and Fund Accounting Agreement between Registrant and UMB Fund Services, Inc. (1)

(3)	Transfer Agency Agreement between Registrant and UMB Fund Services, Inc. (1)

(4)	Administrative Services Agreement between Registrant and TCG Strategic Income Advisor LLC (1)

(5)	Services Agreement between Registrant and PINE Advisors LLC (1)

(6)	Form of Indemnification Agreement between Registrant and Independent Trustees (1)

(7)	Form of Indemnification Agreement between Registrant and Officers (1)

(l)	Opinion of Legal Counsel (1)

(m)	Not applicable

(n)	Consent of Independent Registered Public Accounting Firm (1)

(o)	Not Applicable

(p)	Subscription Agreement (1)

(q)	Not Applicable

(r)	(1)	Code of Ethics of Registrant (1)

(2)	Code of Ethics of Adviser (1)

(s)	Powers of Attorney (1)

(1)	Filed herewith.

Item 26.	Marketing Arrangements

Not Applicable.

Item 27.	Other Expenses of Issuance and Distribution

All figures are estimates and will paid by the Fund’s adviser:

Securities and Exchange Commission fees	$-	*
Legal Fees	$400,000
Audit	$10,000
Printing fees	$20,000
Blue Sky fees	$36,600
Misc Fees	$20,916
Total	$487,516

*	No SEC registration fees are estimated to be paid at this time in connection with the issuance and distribution of Shares, but such fees may be paid in the future in accordance with applicable rules and regulations.

Item 28.	Persons Controlled By or Under Common Control with Registrant

Immediately prior to this offering, the Adviser, will own 100% of the outstanding common shares of the Registrant due to the contribution of seed capital. The Adviser was formed under the laws of the State of Delaware. Additional information regarding the Adviser is set out in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-336718).

Item 29.	Number of Holders of Securities

As of December 4, 2025:

Title of Class	Number of Record Holders
Class I Common Shares, $0.01 par value	1
Class A1 Common Shares, $0.01 par value	0
Class A2 Common Shares, $0.01 par value	0

Item 30.	Indemnification

Reference is made to Section V.3 of the Registrant’s Amended and Restated Agreement and Declaration of Trust, filed herewith. The Registrant’s Amended and Restated Agreement and Declaration of Trust contains provisions limiting the liability, and providing for indemnification, of the Registrant’s Trustees and officers under certain circumstances. The Registrant hereby undertakes that it will apply the indemnification provision of the Amended and Restated Agreement and Declaration of Trust in a manner consistent with Investment Company Act Rel. No. 11330 of the Securities and Exchange Commission (the “SEC”) so long as the interpretation of Section 17(h) and 17(i) of the 1940 Act remains in effect.

The Registrant has entered into an Indemnification Agreements with each of its Trustees and officers. The Indemnification Agreements are intended to provide the Registrant’s Trustees and Officers the maximum indemnification permitted under Delaware law and the 1940 Act. Each Indemnification Agreement provides that the Registrant shall indemnify the Trustees and Officers, including the advancement of various expenses, in certain situations and which provides the procedures and presumptions with respect to such indemnification obligations. Forms of such Indemnification Agreements is an exhibit to this Registration Statement.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of the Investment Adviser

Certain information pertaining to the business and other connections of TCG Strategic Income Advisor LLC, the investment adviser to the Fund, is hereby incorporated by reference from the Prospectus and Statement of Additional Information contained herein. A description of any other business, profession, vocation or employment of a substantial nature in which the directors and officers of the Adviser who serve as officers or Trustees of the Registrant have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee appears under “Management” in the Statement of Additional Information. Such information for the remaining senior officers of the Adviser appears below:

Robyn Tannenbaum serves as Head of Capital Markets at the Adviser. Mrs. Tannenbaum’s other business, profession, vocation or employment during past two years, include: Head of Origination and Investor Relations (July 2020-March 2023), President (March 2023-Present), and Chief Investment Officer (October 2024-Present) at Advanced Flower Capital Inc.; Head of Capital Markets (September 2023-Present) at Southern Realty Trust Inc. and President (February 2024-Present) at Sunrise Realty Trust, Inc. Mrs. Tannenbaum is the wife of Leonard Tannenbaum, Interested Trustee of the Registrant.

Adam Tannenbaum serves as Principal of the Adviser. Mr. Tannenbaum’s other business, profession, vocation or employment during past two years, include: Principal at Tannenbaum Capital Group (December 2023-Present). Mr. Tannenbaum is the son of Leonard Tannenbaum, Interested Trustee of the Registrant.

James Velgot serves as Chief Marketing Officer of the Adviser. Mr. Velgot’s other business, profession, vocation or employment during past two years, include: Chief Marketing Officer at Advanced Flower Capital Inc. (September 2021-Present), Southern Realty Trust Inc. (September 2023-Present), Sunrise Realty Trust, Inc. (February 2024-Present).

Item 32.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of 15 U.S.C. 80a-3-(a) and rules under that section, are maintained by TCG Strategic Income Advisor LLC, 525 Okeechobee Blvd., Suite 1650, West Palm Beach, Florida 33401.

Item 33.	Management Services

Not Applicable.

Item 34.	Undertakings

(1) Not Applicable.

(2) Not Applicable.

(3) The Registrant undertakes:

(a) To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933 (the “1933 Act”);

(ii) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b) That, for the purpose of determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d) That, for the purpose of determining liability under the 1933 Act to any purchaser:

(1) if the Registrant is subject to Rule 430B under the 1933 Act: (A) each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and (B) each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) under the 1933 Act for the purpose of providing the information required by Section 10(a) of the 1933 Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2) if the Registrant is subject to Rule 430C under the 1933 Act: each prospectus filed pursuant to Rule 424(b) under the 1933 Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e) that for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the 1933 Act;

(2) free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(4) The Registrant undertakes:

(a) for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective;

(b) for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(5) Not applicable.

(6) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(7) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Prospectus or Statement of Additional Information.

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of West Palm Beach, and State of Florida, on the 5th day of December, 2025.

TCG Strategic Income Fund

By:	/s/ Peter McNitt
Peter McNitt, President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date

/s/ Peter McNitt	Principal Executive Officer	December 5, 2025
Peter McNitt

/s/ Marcie McVeigh	Principal Financial Officer and Principal Accounting Officer	December 5, 2025
Marcie McVeigh

/s/ Leonard M. Tannenbaum	Trustee	December 5, 2025
Leonard M. Tannenbaum

/s/ Alexander C. Frank*	Trustee	December 5, 2025
Alexander C. Frank

/s/ Kraig S. Tuber*	Trustee	December 5, 2025
Kraig S. Tuber

/s/ Brian S. Dunn*	Trustee	December 5, 2025
Brian S. Dunn

*By:	Gabriel Katz
Gabriel Katz, Attorney-in-Fact
(Pursuant to Powers of Attorney incorporated herein by reference)

Index to Exhibits

(a)(2)	Second Amended and Restated Agreement and Declaration of Trust of the Registrant
(b)	By-Laws of the Registrant
(g)(1)	Investment Advisory Agreement between Registrant and TCG Strategic Income Adviser, LLC
(g)(2)	Expense Limitation Agreement between Registrant and TCG Strategic Income Adviser, LLC
(g)(3)	Fee Waiver Agreement between Registrant and TCG Strategic Income Adviser, LLC
(h)(1)	Distribution Agreement between Registrant and Foreside Financial Services, LLC
(h)(2)	Specimen Dealer Agreement
(j)	Custody Agreement between Registrant and UMB Bank, N.A.
(k)(1)	Custody, Recordkeeping, And Administrative Services Agreement between Registrant and UMB Fund Services, Inc.
(k)(2)	Administration and Fund Accounting Agreement between Registrant and UMB Fund Services, Inc.
(k)(3)	Transfer Agency Agreement between Registrant and UMB Fund Services, Inc.
(k)(4)	Administrative Services Agreement between Registrant and TCG Strategic Income Advisor LLC
(k)(5)	Services Agreement between Registrant and PINE Advisors LLC
(k)(6)	Form of Indemnification Agreement between Registrant and Trustees
(k)(7)	Form of Indemnification Agreement between Registrant and Officers
(l)	Opinion of Legal Counsel
(n)	Consent of Independent Registered Public Accounting Firm
(p)	Subscription Agreement
(r)(1)	Code of Ethics of Registrant
(r)(2)	Code of Ethics of Adviser
(s)	Powers of Attorney